UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

Manning & Napier Fund, Inc.

Annual Report | December 31, 2014

www.manning-napier.com

REAL ESTATE SERIES

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the U.S. real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry.

Performance Commentary

Regarding U.S. real estate, the progress the housing market has been making toward recovery stalled to a degree over the last year, but improving economic conditions point more toward a renewed recovery than another downturn. We believe steady improvement in job growth should spur demand for housing and homeownership. Increasing consumer activity should also translate into a greater need for commercial real estate as businesses seek to expand. Some categories of real estate investments might face volatility in the near term as investors carefully weigh the Federal Reserve’s intentions concerning interest rates, which could create attractive buying opportunities.

As longer-term Treasury yields and interest rates generally declined during 2014 spurring investor interest in the real estate sector, the MSCI U.S. Real Estate Investment Trust (REIT) Index experienced robust absolute returns of 28.82%. The Real Estate Series Class S also performed strongly, returning 28.14%, in line with the benchmark.

While stock selection in sub-industries such as Homebuilders, Timber REITs, Data Storage REITs, and Hospitality challenged relative returns, in aggregate, sub-industry allocations contributed positively to relative returns. Relative to the benchmark, underweight allocations to Diversified REITs and Industrial REITs, as well as an overweight to Data Storage REITs, aided relative returns. Stock selection in Healthcare REITs also contributed positively to relative returns.

Heading into 2015, we maintain our slow growth outlook for the U.S. economy. We anticipate the Federal Reserve will embark on a path of policy tightening amid incrementally better growth and healthier labor market activity this year. Geopolitical risks such as ongoing regional conflicts and European politics may reverberate through U.S. financial markets, leading to bouts of volatility; however, the economic, valuation, and sentiment indicators we monitor do not suggest capital risk is a significant near-term concern, so we would view the resurgence of volatility as a buying opportunity. Importantly, valuations in the U.S. are elevated but not excessive, and are now at levels consistent with more moderate growth as compared to recent periods. In light of the current environment, it is important that investors remain flexible and selective in their approach in an attempt to avoid overvalued areas of the market, something that Manning & Napier has done for over 40 years as an active investment manager.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series - Class S3	28.14%	16.01%	16.94%
Manning & Napier Fund, Inc. - Real Estate Series - Class I3,4	28.44%	16.14%	17.07%
S&P 500 Total Return Index[5]	13.67%	15.45%	15.50%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5,6]	28.82%	15.70%	17.31%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series - Class S from its inception1 (November 10, 2009) to present (December 31, 2014) to the S&P 500 Total Return Index and the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 10, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 1.11% for Class S and 0.86% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S and 0.86% for Class I for the year ended December 31, 2014.

4 For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Real Estate Series - Class S.

5The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,103.40	$5.88	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class I
Actual	$1,000.00	$1,104.80	$4.56	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Real Estate Series

Portfolio Composition as of December 31, 2014

(unaudited)

Top Ten Stock Holdings[2]
Simon Property Group, Inc.	5.2%	Kite Realty Group Trust	2.0%
Weyerhaeuser Co.	3.0%	LaSalle Hotel Properties	2.0%
Plum Creek Timber Co., Inc.	2.8%	Sovran Self Storage, Inc.	2.0%
Westfield Corp. (Australia)	2.6%	DDR Corp.	2.0%
Chesapeake Lodging Trust	2.1%	Kimco Realty Corp.	1.9%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.3%

Consumer Discretionary - 7.5%
Hotels, Restaurants & Leisure - 3.0%
Accor S.A. (France)[1]	91,900	$4,131,006
Hyatt Hotels Corp. - Class A*	73,090	4,400,749

		8,531,755

Household Durables - 4.5%
DR Horton, Inc.	126,030	3,187,299
Lennar Corp. - Class A	69,676	3,122,181
Toll Brothers, Inc.*	74,932	2,567,920
TRI Pointe Homes, Inc.*	161,970	2,470,043
WCI Communities, Inc.*	59,510	1,165,206

		12,512,649

Total Consumer Discretionary		21,044,404

Financials - 90.4%
Real Estate Management & Development - 2.6%
Forest City Enterprises, Inc. - Class A*	178,070	3,792,891
Forestar Group, Inc.*	175,240	2,698,696
General Shopping Brasil S.A. (Brazil)*	288,710	790,689

		7,282,276

REITS - Apartments - 15.5%
American Campus Communities, Inc.	61,810	2,556,462
Apartment Investment & Management Co. - Class A	124,570	4,627,775
Associated Estates Realty Corp.	192,248	4,462,076
AvalonBay Communities, Inc.	25,070	4,096,187
Camden Property Trust	49,590	3,661,726
Education Realty Trust, Inc.	112,810	4,127,718
Equity Residential	60,150	4,321,176
Essex Property Trust, Inc.	21,080	4,355,128
Home Properties, Inc.	41,220	2,704,032
Mid-America Apartment Communities, Inc.	61,860	4,619,705
UDR, Inc.	135,060	4,162,549

		43,694,534

REITS - Diversified - 16.9%
CatchMark Timber Trust, Inc. - Class A	225,920	2,557,414
CoreSite Realty Corp.	94,730	3,699,207
Crown Castle International Corp.	30,720	2,417,664
Digital Realty Trust, Inc.	73,370	4,864,431
Duke Realty Corp.	207,910	4,199,782
DuPont Fabros Technology, Inc.	112,620	3,743,489
Lamar Advertising Co. - Class A	73,050	3,918,402
Outfront Media, Inc.	127,026	3,409,365
Plum Creek Timber Co., Inc.	184,560	7,897,322

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Diversified (continued)
Washington Real Estate Investment Trust	92,260	$2,551,912
Weyerhaeuser Co.	236,670	8,494,086

		47,753,074

REITS - Health Care - 8.3%
HCP, Inc.	90,820	3,998,804
Health Care REIT, Inc.	54,010	4,086,937
Healthcare Trust of America, Inc. - Class A	110,025	2,964,073
Physicians Realty Trust	322,470	5,353,002
Sabra Health Care REIT, Inc.	94,540	2,871,180
Ventas, Inc.	55,810	4,001,577

		23,275,573

REITS - Hotels - 6.9%
Chesapeake Lodging Trust	158,160	5,885,134
Host Hotels & Resorts, Inc.	219,170	5,209,671
LaSalle Hotel Properties	138,160	5,591,335
Pebblebrook Hotel Trust	62,774	2,864,378

		19,550,518

REITS - Manufactured Homes - 1.0%
Equity LifeStyle Properties, Inc.	55,840	2,878,552

REITS - Office Property - 7.6%
Alexandria Real Estate Equities, Inc.	55,220	4,900,223
BioMed Realty Trust, Inc.	200,017	4,308,366
Boston Properties, Inc.	23,690	3,048,666
Corporate Office Properties Trust	87,500	2,482,375
Mack-Cali Realty Corp.	174,860	3,332,832
Paramount Group, Inc.*	182,970	3,401,412

		21,473,874

REITS - Regional Malls - 8.7%
Fibra Shop Portafolios Inmobiliarios SAPI de CV (Mexico)*	1,324,200	1,751,987
General Growth Properties, Inc.	154,460	4,344,960
Pennsylvania Real Estate Investment Trust	57,480	1,348,481
Rouse Properties, Inc.	131,080	2,427,602
Simon Property Group, Inc.	80,270	14,617,970

		24,491,000

REITS - Retail - 0.6%
Scentre Group (Australia)*[1]	593,137	1,680,460

REITS - Shopping Centers - 14.7%
Brixmor Property Group, Inc.	111,920	2,780,093
DDR Corp.	300,820	5,523,055

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Shopping Centers (continued)
Equity One, Inc.	169,000	$4,285,840
Excel Trust, Inc.	262,370	3,513,134
Inland Real Estate Corp.	244,480	2,677,056
Kimco Realty Corp.	216,170	5,434,514
Kite Realty Group Trust	196,327	5,642,438
Saul Centers, Inc.	25,200	1,441,188
Washington Prime Group, Inc.	165,520	2,850,254
Westfield Corp. (Australia)[1]	996,070	7,301,558

		41,449,130

REITS - Single Tenant - 1.9%
Agree Realty Corp.	167,960	5,221,876

REITS - Storage - 5.7%
CubeSmart	134,090	2,959,366
Extra Space Storage, Inc.	41,150	2,413,036
Public Storage	26,980	4,987,253
Sovran Self Storage, Inc.	63,901	5,573,445

		15,933,100

Total Financials		254,683,967

Information Technology - 0.4%
IT Services - 0.4%
InterXion Holding N.V. - ADR (Netherlands)*	45,440	1,242,330

Utilities - 0.0%
Electric Utilities - 0.0%
Prime AET&D Holdings No.1 Ltd. (Australia)*[2]	125,000	—

TOTAL COMMON STOCKS
(Identified Cost $218,016,107)		276,970,701

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 1.4%
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.03%
(Identified Cost $ 3,790,534)	3,790,534	$3,790,534

TOTAL INVESTMENTS - 99.7%
(Identified Cost $ 221,806,641)		280,761,235
OTHER ASSETS, LESS LIABILITIES - 0.3%		939,735

NET ASSETS - 100%		$281,700,970

No. - Number

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Security has been valued at fair value as determined in good faith by the Advisor.

3Rate shown is the current yield as of December 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $221,806,641) (Note 2)	$280,761,235
Dividends receivable	1,046,742
Receivable for fund shares sold	532,694
Foreign tax reclaims receivable	14,416

TOTAL ASSETS	282,355,087

LIABILITIES:

Accrued management fees (Note 3)	188,055
Accrued shareholder services fees (Class S)(Note 3)	51,553
Accrued fund accounting and administration fees (Note 3)	15,126
Accrued transfer agent fees (Note 3)	6,187
Accrued Chief Compliance Officer service fees (Note 3)	407
Accrued Directors’ fees (Note 3)	2
Payable for fund shares repurchased	328,512
Other payables and accrued expenses	64,275

TOTAL LIABILITIES	654,117

TOTAL NET ASSETS	$281,700,970

NET ASSETS CONSIST OF:

Capital stock	$206,537
Additional paid-in-capital	221,100,532
Distributions in excess of net investment income	(1,703,240)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	3,144,520
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	58,952,621

TOTAL NET ASSETS	$281,700,970

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($231,187,853/14,953,383 shares)	$15.46

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($50,513,117/5,700,326 shares)	$8.86

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $25,404)	$9,736,477

EXPENSES:

Management fees (Note 3)	1,827,867
Shareholder services fees (Class S) (Note 3)	500,609
Fund accounting and administration fees (Note 3)	59,268
Transfer agent fees (Note 3)	24,053
Directors’ fees (Note 3)	5,335
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	17,642
Miscellaneous	152,856

Total Expenses	2,590,790

NET INVESTMENT INCOME	7,145,687

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	19,281,677
Foreign currency and translation of other assets and liabilities	(2,885)

19,278,792

Net change in unrealized appreciation (depreciation) on-
Investments	33,941,634
Foreign currency and translation of other assets and liabilities	(1,973)

33,939,661

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	53,218,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,364,140

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,145,687	$3,397,937
Net realized gain (loss) on investments and foreign currency	19,278,792	22,424,324
Net change in unrealized appreciation (depreciation) on investments and foreign currency	33,939,661	(20,666,794)

Net increase from operations	60,364,140	5,155,467

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income (Class S)	(6,031,527)	(2,389,572)
From net investment income (Class I)	(2,316,228)	(861,626)
From net realized gain on investments (Class S)	(14,939,980)	(15,654,458)
From net realized gain on investments (Class I)	(5,249,295)	(5,342,785)

Total distributions to shareholders	(28,537,030)	(24,248,441)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	44,396,863	27,275,985

Net increase in net assets	76,223,973	8,183,011

NET ASSETS:

Beginning of year	205,476,997	197,293,986

End of year (including distributions in excess of net investment income of $1,703,240 and undistributed net investment income of $182,326, respectively)	$281,700,970	$205,476,997

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.32	$14.57	$12.65	$12.58	$10.61

Income from investment operations:
Net investment income[1]	0.44 [2]	0.24	0.21	0.15	0.12
Net realized and unrealized gain on investments	3.24	0.10	2.54	0.49	2.44

Total from investment operations	3.68	0.34	2.75	0.64	2.56

Less distributions to shareholders:
From net investment income	(0.44)	(0.21)	(0.29)	(0.15)	(0.12)
From net realized gain on investments	(1.10)	(1.38)	(0.54)	(0.42)	(0.47)

Total distributions to shareholders	(1.54)	(1.59)	(0.83)	(0.57)	(0.59)

Net asset value - End of year	$15.46	$13.32	$14.57	$12.65	$12.58

Net assets - End of year
(000’s omitted)	$231,188	$168,167	$170,898	$167,153	$89,136

Total return[3]	28.14%	2.67%	21.93%	5.29%	24.40%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.11%	1.12%	1.10%	1.18%	1.20%
Net investment income	2.89%[2]	1.57%	1.49%	1.21%	1.02%
Portfolio turnover	44%	40%	14%	34%	34%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 1.49%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Financial Highlights - Class I

	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.18	$9.55	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.29 [3]	0.19	0.08
Net realized and unrealized gain (loss) on investments	1.97	0.04	0.32

Total from investment operations	2.26	0.23	0.40

Less distributions to shareholders:

From net investment income	(0.48)	(0.22)	(0.31)
From net realized gain on investments	(1.10)	(1.38)	(0.54)

Total distributions to shareholders	(1.58)	(1.60)	(0.85)

Net asset value - End of period	$8.86	$8.18	$9.55

Net assets - End of period (000’s omitted)	$50,513	$37,310	$26,396

Total return[4]	28.44%	2.94%	4.16%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.86%	0.87%	0.87%[5]
Net investment income	3.14%[3]	1.88%	1.95%[5]
Portfolio turnover	44%	40%	14%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.16 and the net investment income ratio would have been 1.74%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Real Estate Series Class S common stock and 100 million have been designated as Real Estate Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$21,044,404	$16,913,398	$4,131,006	$—
Financials	254,683,967	245,701,949	8,982,018	—
Information Technology	1,242,330	1,242,330	—	—
Utilities	—	—	—	—	*
Mutual fund	3,790,534	3,790,534	—	—

Total assets	$280,761,235	$267,648,211	$13,113,024	$—

*Prime AET&D Holdings No.1 Ltd. is a Level 3 security as of December 31, 2014. However, there is no value for this security reported in the financial statements. There was no activity in this security for the year ended December 31, 2014.

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between fair value levels during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

17

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

18

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $130,955,945 and $107,032,694, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/2014		FOR THE YEAR ENDED 12/31/2013
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,877,508	$43,298,509	1,431,034	$21,346,726
Reinvested	1,371,635	20,505,790	1,348,479	17,696,259
Repurchased	(1,925,594)	(29,217,124)	(1,881,551)	(28,467,869)

Total	2,323,549	$34,587,175	897,962	$10,575,116

CLASS I	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,529,781	$13,799,732	1,281,689	$12,800,012
Reinvested	828,373	7,151,070	724,906	5,877,560
Repurchased	(1,221,118)	(11,141,114)	(207,583)	(1,976,703)

Total	1,137,036	$9,809,688	1,799,012	$16,700,869

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign

19

Real Estate Series

Notes to Financial Statements (continued)

7.	Foreign Securities (continued)

governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including redesignation of distributions paid, investments in passive foreign investment companies (PFICs) and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2014, $683,498 was reclassified within the capital accounts to decrease Distributions in Excess of Net Investment Income and increase Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$10,317,395	$4,362,646
Long-term capital gains	18,219,635	19,885,795

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$223,509,880
Unrealized appreciation	62,430,429
Unrealized depreciation	(5,179,074)

Net unrealized appreciation	$57,251,355

Undistributed long-term gains	$5,260,937
Qualified late-year losses[1]	$2,116,417

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015 late year short-term ordinary losses of $2,116,417.

20

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of

Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

21

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $309,681 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.54%, or if different, the maximum allowable under tax law.

The Series designates $20,707,314 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

22

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the advisor in incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

23

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

26

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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28

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29

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/14-AR

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

International Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing principally in common stock of companies located outside the U.S., which may include investments of any market capitalization in developed and emerging markets. In managing the Series, a “top-down” approach is implemented to examine economic trends and industry-specific factors in order to identify investment opportunities such as those being created by economic and political changes taking place around the world.

Performance Commentary

Global equity market performance was mixed during 2014. The MSCI ACWI ex USA Index (ACWIxUS) experienced negative absolute returns of -3.87%. The International Series Class S also experienced negative total returns for the year, returning -7.03%, and underperforming the benchmark. Despite the near-term relative performance weakness, the International Series has provided robust absolute returns over the current international stock market cycle, and has outperformed the benchmark on a relative basis since the cycle began in April 2003 and includes both bull and bear market time periods.

From a country positioning and selection perspective, the Series’ underperformance relative to the ACWIxUS benchmark during the year was driven by country allocations. In contrast, the aggregate impact of stock selection within countries was a positive contributor to relative performance. Regarding major detractors from relative performance, the Series’ overweight allocations as compared to the benchmark to Germany, Norway, and Brazil, as well as a lack of exposure to Canada, challenged relative returns. Stock selection in China, France, Hong Kong, and Italy also detracted from relative performance. At a sector level, stock selection in Information Technology, Consumer Staples, and Financials challenged relative returns.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in the United Kingdom, Australia, and Switzerland. The Series’ overweight to India compared to the benchmark and lack of exposure to Russia also aided relative returns. India was among the top performing global markets in 2014 as investors were encouraged by the election of Narendra Modi as Prime Minister. Meanwhile, Russia’s market struggled due to the impact of western sanctions imposed after Russia began agitating in Ukraine as well as the precipitous decline in global oil prices that occurred from late June through year-end. From a sector perspective, stock selection in Health Care contributed positively to relative returns, as did the Series’ underweight to Energy and overweight to Information Technology relative to the benchmark.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors can expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Broadly speaking, valuations in the developed world are neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to pursue areas of global markets where we see attractive macroeconomic conditions and industry fundamentals. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the International Series Class S shares is provided above. Performance for the International Series Class I shares may be higher or lower based on the Class’ underlying expenses.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

International Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - International Series - Class S3	-7.03%	4.70%	5.88%	8.13%
Manning & Napier Fund, Inc. - International Series - Class I3,[4]	-6.72%	4.87%	5.97%	8.17%
Standard & Poor’s (S&P) 500 Total Return Index[5]	13.67%	15.45%	7.68%	9.60%
MSCI ACWI ex USA Index[6]	-3.87%	4.43%	5.13%	6.36%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series - Class S for the ten years ended December 31, 2014 to the S&P 500 Total Return Index and the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Class S inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for Class S and 0.89% for Class I for the year ended December 31, 2014.

4For periods prior to the inception of Class I on March 15, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - International Series - Class S.

5The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 43 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$889.30	$5.24	1.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$890.70	$4.05	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

International Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

International Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.8%

Consumer Discretionary - 15.7%
Auto Components - 2.6%
F.C.C. Co. Ltd. (Japan)[1]	158,000	$2,718,440
Hankook Tire Co. Ltd. (South Korea)[1]	145,591	6,918,715
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	168,000	3,177,748
Nissin Kogyo Co. Ltd. (Japan)[1]	226,000	3,138,773

		15,953,676

Household Durables - 1.1%
LG Electronics, Inc. (South Korea)[1]	74,000	3,963,900
Nikon Corp. (Japan)[1]	224,000	2,976,268

		6,940,168

Internet & Catalog Retail - 4.3%
ASOS plc (United Kingdom)*[1]	262,080	10,419,742
MakeMyTrip Ltd. (India)*	150,240	3,904,738
Rakuten, Inc. (Japan)[1]	894,190	12,434,439

		26,758,919

Media - 2.8%
Mediaset Espana Comunicacion S.A. (Spain)*[1]	678,600	8,531,424
Reed Elsevier plc - ADR (United Kingdom)	60,311	4,104,164
Societe Television Francaise 1 (France)[1]	297,000	4,565,901

		17,201,489

Specialty Retail - 2.8%
Groupe Fnac S.A. (France)*[1]	3,891	194,037
Hennes & Mauritz AB - Class B (Sweden)[1]	129,000	5,359,308
Komeri Co. Ltd. (Japan)[1]	188,800	4,085,818
Sa Sa International Holdings Ltd. (Hong Kong)[1]	10,518,390	7,337,739

		16,976,902

Textiles, Apparel & Luxury Goods - 2.1%
Belle International Holdings Ltd. (Hong Kong)[1]	4,300,000	4,829,972
Daphne International Holdings Ltd. - Class H (China)[1]	6,600,000	2,403,913
Kering (France)[1]	31,130	5,982,285

		13,216,170

Total Consumer Discretionary		97,047,324

Consumer Staples - 20.5%
Beverages - 6.7%
AMBEV S.A. - ADR (Brazil)	1,350,000	8,397,000
Carlsberg A/S - Class B (Denmark)[1]	80,000	6,143,988
Diageo plc (United Kingdom)[1]	322,810	9,247,578
Treasury Wine Estates Ltd. (Australia)[1]	2,285,660	8,822,132

The accompanying notes are an integral part of the financial statements.

6

International Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	1,284,000	$8,660,639

		41,271,337

Food & Staples Retailing - 3.9%
Carrefour S.A. (France)[1]	169,962	5,172,197
Casino Guichard-Perrachon S.A. (France)[1]	34,170	3,142,433
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	681,300	6,131,700
Tesco plc (United Kingdom)[1]	1,217,410	3,549,609
Wal-Mart de Mexico S.A.B. de C.V. - Class V (Mexico)	2,946,000	6,333,788

		24,329,727

Food Products - 7.3%
Biostime International Holdings Ltd. - Class H (China)[1]	1,472,500	3,018,645
Charoen Pokphand Foods PCL (Thailand)[1]	3,841,800	3,161,797
Danone S.A. (France)[1]	107,012	6,996,253
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)*	2,604,000	7,183,448
Nestle S.A. (Switzerland)[1]	105,220	7,670,645
Unilever plc - ADR (United Kingdom)	420,230	17,010,910

		45,041,698

Household Products - 1.1%
Reckitt Benckiser Group plc (United Kingdom)[1]	81,990	6,640,702

Tobacco - 1.5%
Gudang Garam Tbk PT (Indonesia)[1]	730,000	3,576,211
Swedish Match AB (Sweden)[1]	191,000	5,984,893

		9,561,104

Total Consumer Staples		126,844,568

Energy - 3.6%
Energy Equipment & Services - 2.1%
Saipem S.p.A. (Italy)*[1]	317,000	3,323,010
Spectrum ASA (Norway)[1]	372,770	1,475,475
TGS Nopec Geophysical Co. ASA (Norway)[1]	391,280	8,450,370

		13,248,855

Oil, Gas & Consumable Fuels - 1.5%
Royal Dutch Shell plc - Class B (Netherlands)[1]	88,430	3,055,355
Royal Dutch Shell plc - Class B - ADR (Netherlands)	87,780	6,105,977

		9,161,332

Total Energy		22,410,187

Financials - 6.2%
Banks - 1.2%
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	1,907,000	7,304,361

The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets - 1.0%
Daiwa Securities Group, Inc. (Japan)[1]	830,000	$6,499,014

Diversified Financial Services - 1.2%
IDFC Ltd. (India)[1]	3,023,300	7,483,807

Insurance - 1.6%
Mapfre S.A. (Spain)[1]	1,877,000	6,344,247
Zurich Insurance Group AG (Switzerland)[1]	10,500	3,281,275

		9,625,522

Real Estate Investment Trusts (REITS) - 1.2%
Alstria Office REIT AG (Germany)[1]	595,480	7,393,869

Total Financials		38,306,573

Health Care - 10.3%
Health Care Equipment & Supplies - 1.0%
Carl Zeiss Meditec AG (Germany)1	232,000	5,895,415

Health Care Providers & Services - 2.4%
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	200,000	7,428,000
Odontoprev S.A. (Brazil)	2,000,000	7,418,554

		14,846,554

Life Sciences Tools & Services - 1.1%
Gerresheimer AG (Germany)[1]	118,970	6,480,640

Pharmaceuticals - 5.8%
AstraZeneca plc - ADR (United Kingdom)	154,370	10,864,561
GlaxoSmithKline plc (United Kingdom)[1]	172,980	3,711,049
Indivior plc (United Kingdom)*[1]	81,990	190,918
Novartis AG - ADR (Switzerland)	49,000	4,540,340
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	140,000	8,051,400
Wockhardt Ltd. (India)[1]	546,860	8,705,989

		36,064,257

Total Health Care		63,286,866

Industrials - 19.9%
Airlines - 2.7%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)	1,893,363	10,886,837
Latam Airlines Group S.A. - ADR (Chile)*	500,000	5,990,000

		16,876,837

Commercial Services & Supplies - 1.4%
Aggreko plc (United Kingdom)[1]	246,137	5,739,921
Taiwan Secom Co. Ltd. (Taiwan)[1]	11,658	30,547
Tomra Systems ASA (Norway)[1]	354,000	2,712,759

		8,483,227

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Construction & Engineering - 2.3%
Larsen & Toubro Ltd. (India)[1]	591,285	$13,930,514

Electrical Equipment - 4.3%
Alstom S.A. (France)*[1]	295,560	9,532,609
Bharat Heavy Electricals Ltd. (India)[1]	2,049,250	8,560,293
Schneider Electric SE (France)[1]	66,000	4,806,743
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	4,084,000	3,861,681

		26,761,326

Industrial Conglomerates - 4.3%
Siemens AG (Germany)[1]	237,600	26,659,704

Machinery - 3.8%
ANDRITZ AG (Austria)[1]	123,000	6,762,089
FANUC Corp. (Japan)[1]	71,000	11,706,508
Jain Irrigation Systems Ltd. (India)[1]	4,464,000	4,913,635
Jain Irrigation Systems Ltd. - DVR (India)[1]	44,872	36,268

		23,418,500

Professional Services - 1.1%
Experian plc (United Kingdom)[1]	405,980	6,843,598

Total Industrials		122,973,706

Information Technology - 16.3%
Communications Equipment - 1.1%
Alcatel-Lucent - ADR (France)*	1,855,000	6,585,250

Electronic Equipment, Instruments & Components - 2.7%
Hitachi Ltd. (Japan)[1]	1,646,660	12,153,612
Keyence Corp. (Japan)[1]	10,809	4,816,434

		16,970,046

Internet Software & Services - 1.3%
NetEase, Inc. - ADR (China)	80,000	7,931,200

Semiconductors & Semiconductor Equipment - 1.1%
MediaTek, Inc. (Taiwan)[1]	460,000	6,687,218

Software - 6.2%
AVEVA Group plc (United Kingdom)[1]	733,322	15,018,466
SAP SE (Germany)[1]	239,440	16,719,750
Totvs S.A. (Brazil)	487,000	6,412,234

		38,150,450

Technology Hardware, Storage & Peripherals - 3.9%
Canon, Inc. (Japan)[1]	95,000	3,019,457

The accompanying notes are an integral part of the financial statements.

9

International Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (South Korea)[1]	17,490	$21,027,256

		24,046,713

Total Information Technology		100,370,877

Materials - 3.8%
Chemicals - 3.8%
BASF SE (Germany)[1]	76,100	6,383,355
Linde AG (Germany)[1]	92,500	17,038,768

Total Materials		23,422,123

Telecommunication Services - 3.5%
Diversified Telecommunication Services - 3.5%
Telefonica S.A. - ADR (Spain)	727,200	10,333,512
Telenor ASA - ADR (Norway)	184,380	11,163,103

Total Telecommunication Services		21,496,615

TOTAL COMMON STOCKS
(Identified Cost $604,055,974)		616,158,839

PREFERRED STOCKS - 0.3%

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Petroleo Brasileiro S.A. - ADR (Brazil)
(Identified Cost $6,276,908)	240,000	1,819,200

SHORT-TERM INVESTMENT - 0.1%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.03%,
(Identified Cost $496,688)	496,688	496,688

TOTAL INVESTMENTS - 100.2%
(Identified Cost $610,829,570)		618,474,727
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(1,320,574)

NET ASSETS - 100%		$617,154,153

ADR - American Depositary Receipt

DVR - Differential Voting Rights

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

10

International Series

Investment Portfolio - December 31, 2014

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Germany 15.2%; United Kingdom 15.1%; Japan 12.0%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

International Series

Statement of Assets & Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $610,829,570) (Note 2)	$618,474,727
Foreign tax reclaims receivable	1,271,248
Dividends receivable	464,431
Receivable for fund shares sold	286,371
Prepaid and other expenses	165

TOTAL ASSETS	620,496,942

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	490,938
Accrued management fees (Note 3)	371,231
Accrued shareholder services fees (Class S) (Note 3)	114,775
Accrued transfer agent fees (Note 3)	49,381
Accrued fund accounting and administration fees (Note 3)	29,742
Accrued Directors’ fees (Note 3)	1,741
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	2,029,084
Payable for securities purchased	4,750
Other payables and accrued expenses	250,740

TOTAL LIABILITIES	3,342,789

TOTAL NET ASSETS	$617,154,153

NET ASSETS CONSIST OF:

Capital stock	$730,911
Additional paid-in-capital	602,839,451
Undistributed net investment income	111,901
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	6,431,896
Net unrealized appreciation on investments (net of foreign capital gains tax of $490,938), foreign currency and translation of other assets and liabilities	7,039,994

TOTAL NET ASSETS	$617,154,153

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($490,833,040/ 60,582,620 shares)	$8.10

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($126,321,113/ 12,508,522 shares)	$10.10

The accompanying notes are an integral part of the financial statements.

12

International Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,723,751)	$16,534,791

EXPENSES:

Management fees (Note 3)	5,399,903
Shareholder services fees (Class S)(Note 3)	1,454,343
Transfer agent fees (Note 3)	212,833
Fund accounting and administration fees (Note 3)	118,103
Directors’ fees (Note 3)	40,253
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	402,362
Miscellaneous	217,234

Total Expenses	7,848,191
Less reduction of expenses (Note 3)	(273,958)

Net Expenses	7,574,233

NET INVESTMENT INCOME	8,960,558

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on- Investments	69,338,916
Foreign currency and translation of other assets and liabilities	(418,927)

68,919,989

Net change in unrealized appreciation (depreciation) on- Investments (net of increase in accrued foreign capital gains tax of $406,422)	(127,048,196)
Foreign currency and translation of other assets and liabilities	(145,124)

(127,193,320)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(58,273,331)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,312,773)

The accompanying notes are an integral part of the financial statements.

13

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$8,960,558	$8,954,098
Net realized gain on investments and foreign currency	68,919,989	33,641,843
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(127,193,320)	88,282,633

Net increase (decrease) from operations	(49,312,773)	130,878,574

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,758,776)	(7,362,656)
From net investment income (Class I)	(1,659,943)	(1,425,204)
From net realized gain on investments (Class S)	(53,674,182)	(22,749,988)
From net realized gain on investments (Class I)	(10,868,137)	(4,129,609)

Total distributions to shareholders	(72,961,038)	(35,667,457)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(38,957,031)	21,639,838

Net increase (decrease) in net assets	(161,230,842)	116,850,955

NET ASSETS:

Beginning of year	778,384,995	661,534,040

End of year (including undistributed net investment income of $111,901 and distributions in excess of net investment income of $76,564, respectively)	$617,154,153	$778,384,995

The accompanying notes are an integral part of the financial statements.

14

International Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.91	$8.70	$7.61	$8.85	$8.39

Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investments	(0.84)	1.59	1.10	(1.26)	0.86

Total from investment operations	(0.72)	1.70	1.20	(1.13)	1.00

Less distributions to shareholders:
From net investment income	(0.12)	(0.12)	(0.10)	(0.10)	(0.19)
From return of capital	—	—	(0.01)	—	—
From net realized gain on investments	(0.97)	(0.37)	—	(0.01)	(0.35)

Total distributions to shareholders	(1.09)	(0.49)	(0.11)	(0.11)	(0.54)

Net asset value - End of year	$8.10	$9.91	$8.70	$7.61	$8.85

Net assets - End of year (000’s omitted)	$490,833	$637,598	$565,609	$513,267	$317,199

Total return[2]	(7.03%)	19.69%	15.78%	(12.82%)	12.04%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.10%	1.10%	1.10%	1.16%	1.15%
Net investment income	1.20%	1.21%	1.30%	1.49%	1.68%
Portfolio turnover	22%	22%	22%	7%	13%

*Effective December 31, 2011, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.04%	0.03%	0.07%	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

15

International Series

Financial Highlights - Class I

	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/14	12/31/13	3/15/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.05	$10.47	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.17	0.17	0.13
Net realized and unrealized gain (loss) on investments	(1.00)	1.91	0.46

Total from investment operations	(0.83)	2.08	0.59

Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.11)
From return of capital	—	—	(0.01)
From net realized gain on investments	(0.97)	(0.37)	—

Total distributions to shareholders	(1.12)	(0.50)	(0.12)

Net asset value - End of period	$10.10	$12.05	$10.47

Net assets - End of period (000’s omitted)	$126,321	$140,787	$95,925

Total return[3]	(6.72%)	19.97%	5.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%[4]
Net investment income	1.42%	1.48%	1.67%[4]
Portfolio turnover	22%	22%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.04%	0.03%	0.09%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 250 million have been designated as International Series Class S common stock and 100 million have been designated as International Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

17

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$97,047,324	$8,008,902	$89,038,422	$—
Consumer Staples	126,844,568	38,925,146	87,919,422	—
Energy	22,410,187	6,105,977	16,304,210	—
Financials	38,306,573	—	38,306,573	—
Health Care	63,286,866	38,302,855	24,984,011	—
Industrials	122,973,706	16,876,837	106,096,869	—
Information Technology	100,370,877	20,928,684	79,442,193	—
Materials	23,422,123	—	23,422,123	—
Telecommunication Services	21,496,615	21,496,615	—	—
Preferred Securities:
Energy	1,819,200	1,819,200	—	—
Mutual fund	496,688	496,688	—	—

Total assets	$618,474,727	$152,960,904	$465,513,823	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than

18

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

19

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.85% of average daily net assets. Accordingly, the Advisor waived fees of $273,958 for the year ended December 31, 2014, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and

20

International Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $150,920,356 and $229,182,325, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of International Series were:

CLASS S	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,034,580	$48,663,625	9,583,708	$89,035,777
Reinvested	7,333,073	58,712,204	2,944,222	28,235,088
Repurchased	(16,134,004)	(154,441,126)	(13,224,923)	(122,886,151)

Total	(3,766,351)	$(47,065,297)	(696,993)	$(5,615,286)

CLASS I	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,936,083	$23,008,129	3,434,084	$37,575,957
Reinvested	1,242,972	12,385,248	472,352	5,507,628
Repurchased	(2,350,034)	(27,285,111)	(1,390,417)	(15,828,461)

Total	829,021	$8,108,266	2,516,019	$27,255,124

Approximately 54% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

21

International Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2014, amounts were reclassified within the capital accounts to reduce Undistributed Net Investment Income by $353,374 and increase Accumulated Net Realized Gain on Investments by $353,374. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$16,622,851	$9,740,963
Long-term capital gains	56,338,187	25,926,494

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$612,547,449
Unrealized appreciation	83,526,219
Unrealized depreciation	(77,598,941)

Net unrealized appreciation	$5,927,278

Undistributed ordinary income	$111,901
Undistributed long-term capital gains	$8,149,775

22

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

23

International Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $15,966,843 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2014. The Series had $18,253,105 in foreign source income and paid foreign taxes of $1,240,722.

The Series designates $63,507,352 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

24

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

25

International Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

27

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

28

International Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on
Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNINT-12/14-AR

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

World Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Global equity market performance was mixed during 2014. The MSCI ACWI ex USA Index (ACWIxUS) experienced negative absolute returns of -3.87%. The World Opportunities Series also experienced negative total returns for the year, returning -9.77%, and underperforming the benchmark. Importantly, the Series has provided robust positive absolute returns over the current international stock market cycle, which began in April 2003 and includes both bull and bear market time periods.

The Series’ underperformance relative to the ACWIxUS benchmark during the year was driven by stock selection. Sector positioning detracted from relative returns as well. Regarding major detractors from relative performance, stock selection in Consumer Staples, Energy, and Health Care challenged relative returns. The Series’ overweight allocation to Energy relative to the benchmark also detracted from relative returns as a steep drop in global oil prices during the year’s second half exerted downward pressure across the sector. From a country positioning and selection perspective, stock selection in Canada, France, Hong Kong, and China challenged relative returns. The Series’ lack of exposure to India also challenged relative returns as India was one of the strongest global markets during the one-year period.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Materials and Industrials. The Series’ overweight allocations to Health Care and Consumer Staples relative to the benchmark also aided relative returns. At a country level, stock selection in Ireland, Norway, and Brazil contributed positively, as did the Series’ overweight to Ireland and underweight to Russia relative to the benchmark.

Regarding current portfolio positioning, the Series’ investments reflect an emphasis on companies that we believe possess growth drivers that are not heavily reliant upon the pace of expansion in broader domestic or global economies. As slow growth persists around the world, we believe the most attractive return potential exists in companies that have control of their destiny and can successfully grow revenues and earnings quicker than GDP. Specifically we are looking for innovative companies with the ability to disrupt their competitive environment. Businesses that generate growth by creating new markets, by expanding existing markets, or through share gains at the expense of rivals represent compelling investment opportunities, provided that valuations are reasonable relative to growth potential.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors can expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Broadly speaking, valuations in the developed world are neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to pursue areas of global markets where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

2

World Opportunities Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

3

World Opportunities Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - World Opportunities Series[3]	-9.77%	3.13%	5.25%	7.93%
MSCI ACWI ex USA Index[4]	-3.87%	4.43%	5.13%	5.18%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2014 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 1.07%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for the year ended December 31, 2014.

4The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 43 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

4

World Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14
Actual	$1,000.00	$858.70	$5.06
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.76	$5.50

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

5

World Opportunities Series

Portfolio Composition as of December 31, 2014

(unaudited)

Country Allocation[1]

Cash, short-term investment, and liabilities, less other assets - 2.7%
Miscellaneous[2] - 1.9%
United States - 8.5%
United Kingdom - 21.9%
Switzerland - 6.1%
Sweden - 3.2%
South Africa - 1.5%
Norway - 1.6%
Mexico - 2.0%
Ireland - 3.4%
Germany - 8.4%
France - 12.7%
Denmark - 2.8%
China - 5.3%
Chile - 1.1%
Canada - 7.3%
Brazil - 4.7%
Belgium - 3.0%
Australia - 1.9%

[1]As a percentage of net assets
[2]Miscellaneous
Japan 0.9%
Netherlands 0.5%
Thailand 0.5%

Sector Allocation[3]

Cash, mutual funds, short-term investment, and liabilities, less other assets - 5.4%
Telecommunication Services - 1.9%
Materials - 11.1%
Information Technology - 5.4%
Industrials - 10.7%
Health Care - 12.7%
Financials - 4.7%
Energy - 9.7%
Consumer Staples - 21.7%
Consumer Discretionary - 16.7%

[3]As a percentage of net assets.

6

World Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.0%

Consumer Discretionary - 16.7%
Diversified Consumer Services - 1.5%
Kroton Educacional S.A. (Brazil)*	14,231,396	$82,983,462

Hotels, Restaurants & Leisure - 2.2%
Accor S.A. (France)[1]	2,675,110	120,249,126

Internet & Catalog Retail - 0.6%
Ocado Group plc (United Kingdom)*[1]	5,087,055	31,488,456

Media - 7.1%
ITV plc (United Kingdom)[1]	18,267,482	60,935,244
Liberty Global plc - Class A - ADR (United Kingdom)*	1,281,280	64,326,662
Modern Times Group AB - Class B (Sweden)[1]	929,886	29,489,103
ProSiebenSat.1 Media AG (Germany)[1]	678,480	28,349,226
Sky plc (United Kingdom)[1]	12,472,490	174,070,417
Societe Television Francaise 1 (France)[1]	1,838,010	28,256,473

		385,427,125

Specialty Retail - 2.2%
Kingfisher plc (United Kingdom)[1]	22,816,030	120,608,925

Textiles, Apparel & Luxury Goods - 3.1%
Adidas AG (Germany)[1]	1,535,190	106,612,365
lululemon athletica, Inc.*	1,091,950	60,919,891

		167,532,256

Total Consumer Discretionary		908,289,350

Consumer Staples - 21.7%
Beverages - 9.3%
AMBEV S.A. - ADR (Brazil)	15,382,666	95,680,183
Anheuser-Busch InBev N.V. (Belgium)[1]	929,240	104,578,214
Carlsberg A/S - Class B (Denmark)[1]	741,640	56,957,839
Diageo plc (United Kingdom)[1]	3,983,240	114,108,367
Remy Cointreau S.A. (France)[1]	416,340	27,778,050
SABMiller plc (United Kingdom)[1]	2,050,830	106,912,346

		506,014,999

Food & Staples Retailing - 4.6%
Carrefour S.A. (France)[1]	4,054,235	123,376,404
Tesco plc (United Kingdom)[1]	43,558,990	127,005,171

		250,381,575

Food Products - 5.1%
Charoen Pokphand Foods PCL (Thailand)[1]	34,498,360	28,392,111
Danone S.A. (France)[1]	2,012,550	131,576,925
Nestle S.A. (Switzerland)[1]	814,120	59,350,174
Unilever plc - ADR (United Kingdom)	1,425,940	57,722,051

		277,041,261

The accompanying notes are an integral part of the financial statements.

7

World Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 1.0%
Beiersdorf AG (Germany)[1]	689,866	$56,013,148

Tobacco - 1.7%
Imperial Tobacco Group plc (United Kingdom)[1]	1,415,430	62,306,604
Swedish Match AB (Sweden)[1]	955,840	29,950,787

		92,257,391

Total Consumer Staples		1,181,708,374

Energy - 9.1%
Energy Equipment & Services - 3.5%
CGG S.A. (France)*[1]	2,404,179	14,168,693
Petroleum Geo-Services ASA (Norway)[1]	4,980,250	28,036,090
Schlumberger Ltd.	1,464,870	125,114,547
Trican Well Service Ltd. (Canada)	5,031,400	24,121,964

		191,441,294

Oil, Gas & Consumable Fuels - 5.6%
Cameco Corp. (Canada)	7,530,870	123,581,577
Encana Corp. (Canada)	8,691,480	120,550,828
Koninklijke Vopak N.V. (Netherlands)[1]	572,960	29,726,371
Whitehaven Coal Ltd. (Australia)*[1]	27,620,252	31,297,081

		305,155,857

Total Energy		496,597,151

Financials - 4.7%
Banks - 1.6%
HSBC Holdings plc (United Kingdom)[1]	9,408,470	88,907,917

Capital Markets - 0.8%
CETIP S.A. - Mercados Organizados (Brazil)	3,658,950	44,322,545

Insurance - 2.3%
Admiral Group plc (United Kingdom)[1]	6,103,550	125,215,126

Total Financials		258,445,588

Health Care - 12.7%
Health Care Equipment & Supplies - 1.7%
BioMerieux (France)[1]	287,549	29,833,196
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	77,208,000	62,326,743

		92,159,939

Health Care Providers & Services - 3.9%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	1,799,650	134,320,577
Life Healthcare Group Holdings Ltd. (South Africa)[1]	21,735,059	80,292,548

		214,613,125

The accompanying notes are an integral part of the financial statements.

8

World Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 1.1%
QIAGEN N.V.*[1]	2,534,940	$59,046,661

Pharmaceuticals - 6.0%
Novo Nordisk A/S - Class B (Denmark)[1]	2,309,870	97,707,005
Otsuka Holdings Co. Ltd. (Japan)[1]	1,661,642	49,818,052
Roche Holding AG (Switzerland)[1]	201,930	54,711,362
Sanofi (France)[1]	1,358,596	123,864,158

		326,100,577

Total Health Care		691,920,302

Industrials - 10.7%
Airlines - 2.3%
Latam Airlines Group S.A. - ADR (Chile)*	2,606,837	31,229,907
Ryanair Holdings plc - ADR (Ireland)*	1,314,906	93,713,351

		124,943,258

Commercial Services & Supplies - 1.0%
Aggreko plc (United Kingdom)[1]	2,445,433	57,027,560

Electrical Equipment - 1.7%
Nexans S.A. (France)*[1]	1,534,415	46,955,728
Schneider Electric SE (France)[1]	619,973	45,152,283

		92,108,011

Machinery - 2.1%
SKF AB - Class B (Sweden)[1]	5,456,661	114,947,435

Professional Services - 1.9%
SGS S.A. (Switzerland)[1]	50,010	102,118,927

Trading Companies & Distributors - 1.7%
Brenntag AG (Germany)[1]	1,610,230	90,028,349

Total Industrials		581,173,540

Information Technology - 5.4%
Internet Software & Services - 4.1%
Qihoo 360 Technology Co. Ltd. - ADR (China)*	2,025,920	116,004,179
Tencent Holdings Ltd. - Class H (China)[1]	7,433,595	107,556,170

		223,560,349

IT Services - 1.3%
Amdocs Ltd. - ADR	1,508,644	70,385,786

Total Information Technology		293,946,135

Materials - 11.1%
Chemicals - 3.3%
Potash Corp. of Saskatchewan, Inc. (Canada)	872,690	30,823,411
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	1,274,378	30,432,147

The accompanying notes are an integral part of the financial statements.

9

World Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Syngenta AG (Switzerland)[1]	181,490	$58,377,646
Umicore S.A. (Belgium)[1]	1,527,418	61,463,924

		181,097,128

Construction Materials - 2.8%
CRH plc (Ireland)[1]	3,799,256	91,101,665
Holcim Ltd. (Switzerland)[1]	823,740	58,884,362

		149,986,027

Metals & Mining - 5.0%
Alumina Ltd. (Australia)*[1]	32,059,030	46,315,674
Iluka Resources Ltd. (Australia)[1]	5,570,575	26,752,954
Norsk Hydro ASA (Norway)[1]	10,350,005	58,301,941
Teck Resources Ltd. - Class B (Canada)	6,991,160	95,359,422
ThyssenKrupp AG (Germany)[1]	1,725,300	43,950,124

		270,680,115

Total Materials		601,763,270

Telecommunication Services - 1.9%
Wireless Telecommunication Services - 1.9%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	4,790,350	106,249,963

TOTAL COMMON STOCKS
(Identified Cost $5,403,697,209)		5,120,093,673

PREFERRED STOCKS - 0.6%

Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petroleo Brasileiro S.A. - ADR (Brazil)
(Identified Cost $63,488,619)	4,213,874	31,941,165

MUTUAL FUNDS - 2.7%
iShares MSCI EAFE ETF	1,225,210	74,541,776
Vanguard FTSE Developed Markets ETF	1,977,791	74,918,723

TOTAL MUTUAL FUNDS
(Identified Cost $157,552,654)		149,460,499

The accompanying notes are an integral part of the financial statements.

10

World Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.1%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.03%, (Identified Cost $ 166,689,228)	166,689,228	$166,689,228

TOTAL INVESTMENTS - 100.4%
(Identified Cost $ 5,791,427,710)		5,468,184,565
LIABILITIES, LESS OTHER ASSETS - (0.4%)		(23,992,682)

NET ASSETS - 100%		$5,444,191,883

KEY:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2014.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 21.9%; France - 12.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

World Opportunities Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments (identified cost $5,791,427,710)	$5,468,184,565
Foreign currency (identified cost $8,244)	8,243
Cash	529,769
Receivable for fund shares sold	11,471,621
Foreign tax reclaims receivable	6,715,012
Dividends receivable	5,734,011
Prepaid expenses	1,520

TOTAL ASSETS	5,492,644,741

LIABILITIES:

Accrued management fees (Note 3)	5,171,121
Accrued transfer agent fees (Note 3)	268,968
Accrued fund accounting and administration fees (Note 3)	217,485
Accrued directors’ fees (Note 3)	5,032
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	28,817,936
Payable for securities purchased	12,668,961
Other payables and accrued expenses	1,302,948

TOTAL LIABILITIES	48,452,858

TOTAL NET ASSETS	$5,444,191,883

NET ASSETS CONSIST OF:

Capital stock	$7,424,994
Additional paid-in-capital	5,936,666,314
Distributions in excess of net investment income	(2,917,428)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(172,900,373)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(324,081,624)

TOTAL NET ASSETS	$5,444,191,883

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($5,444,191,883/742,499,417 shares)	$7.33

The accompanying notes are an integral part of the financial statements.

12

World Opportunities Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Dividends (including $798,521 from affiliates) (net of foreign taxes withheld, $16,755,579) (Note 2)	$169,977,590

EXPENSES:

Management fees (Note 3)	76,065,228
Transfer agent fees (Note 3)	1,142,827
Fund accounting and administration fees (Note 3)	872,177
Directors’ fees (Note 3)	233,901
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	1,565,359
Miscellaneous	1,793,260

Total Expenses	81,675,912

NET INVESTMENT INCOME	88,301,678

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (including net realized loss of $79,054,794 from affiliates) (net of foreign capital gains tax, $7,370,443), (Note 2)	318,507,546
Foreign currency and translation of other assets and liabilities	(3,246,197)

315,261,349

Net change in unrealized (depreciation) on-
Investments	(1,119,973,954)
Foreign currency and translation of other assets and liabilities	(1,057,673)

(1,121,031,627)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(805,770,278)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(717,468,600)

The accompanying notes are an integral part of the financial statements.

13

World Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$88,301,678	$87,004,813
Net realized gain on investments and foreign currency	315,261,349	619,983,639
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,121,031,627)	580,731,450

Net increase (decrease) from operations	(717,468,600)	1,287,719,902

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(72,063,094)	(89,228,590)
From net realized gain on investments	(529,776,133)	(42,131,561)

Total distributions to shareholders	(601,839,227)	(131,360,151)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(1,161,377,106)	(157,260,852)

Net increase (decrease) in net assets	(2,480,684,933)	999,098,899

NET ASSETS:

Beginning of year	7,924,876,816	6,925,777,917

End of year (including distributions in excess of net investment income of $(2,917,428) and $0, respectively)	$5,444,191,883	$7,924,876,816

The accompanying notes are an integral part of the financial statements.

14

World Opportunities Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.05	$7.75	$6.63	$8.61	$8.12

Income (loss) from investment operations:
Net investment income[1]	0.10	0.10	0.12	0.24 [2]	0.07
Net realized and unrealized gain (loss) on investments	(1.01)	1.35	1.13	(1.64)	0.67

Total from investment operations	(0.91)	1.45	1.25	(1.40)	0.74

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.13)	(0.24)	(0.07)
From net realized gain on investments	(0.71)	(0.05)	—	(0.34)	(0.18)

Total distributions to shareholders	(0.81)	(0.15)	(0.13)	(0.58)	(0.25)

Net asset value - End of year	$7.33	$9.05	$7.75	$6.63	$8.61

Net assets - End of year (000’s omitted)	$5,444,192	$7,924,877	$6,925,778	$5,967,029	$6,455,426

Total return[3]	(9.77%)	18.79%	18.81%	(16.14%)[2]	9.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.07%	1.08%	1.09%	1.11%
Net investment income	1.16%	1.17%	1.64%	2.84%[2]	0.92%
Portfolio turnover	43%	46%	45%	52%	39%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A	0.00%[4]

1Calculated based on average shares outstanding during the years.

2Includes a special dividend paid by one of the Series’ securities during the year. Without the special dividend, the Series’ net investment income per share, total return and net investment income ratio would have been $0.11, (17.71%) and 1.30%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

15

World Opportunities Series

Notes to Financial Statements

1.	Organization

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 2.5 billion have been designated as World Opportunities Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

16

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$908,289,350	$208,230,015	$700,059,335	$—
Consumer Staples	1,181,708,374	153,402,234	1,028,306,140	—
Energy	496,597,151	393,368,916	103,228,235	—
Financials	258,445,588	44,322,545	214,123,043	—
Health Care	691,920,302	—	691,920,302	—
Industrials	581,173,540	124,943,258	456,230,282	—
Information Technology	293,946,135	186,389,965	107,556,170	—
Materials	601,763,270	156,614,980	445,148,290	—
Telecommunication Services	106,249,963	106,249,963	—	—
Preferred Securities:
Energy	31,941,165	31,941,165	—	—
Mutual funds	316,149,727	316,149,727	—	—

Total assets	$5,468,184,565	$1,721,612,768	$3,746,571,797	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

17

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in securities of affiliated companies for the year ended December 31, 2014:

NAME OF ISSUER	VALUE AT 12/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/14	SHARES HELD AT 12/31/14	DIVIDEND INCOME 1/1/14 THROUGH 12/31/14	NET REALIZED GAIN (LOSS) 1/1/14 THROUGH 12/31/14
CGG (France)*	$102,810,345	$47,560,970	$58,028,597	$14,168,693	2,404,179	$—	($81,441,332)
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)**	89,278,512	49,164,702	37,971,543	62,326,743	77,208,000	798,521	2,386,538

	$192,088,857	$96,725,672	$96,000,140	$76,495,436		$798,521	($79,054,794)

*Security was an affiliated company for the period March 17, 2014 - November 14, 2014. Amounts in the table include the entire year ended December 31, 2014.

**Security was an affiliated company for the period July 1, 2014 - October 24, 2014. Amounts in the table include the entire year ended December 31, 2014.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

18

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

19

World Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $3,107,920,581 and $4,805,362,753, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of World Opportunities Series were:

	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	152,753,313	$1,333,900,544	212,387,309	$1,775,540,628
Reinvested	61,467,184	444,829,184	13,055,698	114,242,348
Repurchased	(347,523,122)	(2,940,106,834)	(242,932,477)	(2,047,043,828)

Total	(133,302,625)	$(1,161,377,106)	(17,489,470)	$(157,260,852)

Approximately 3% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. In addition, one shareholder owned 144,212,339 shares (19.4% of shares outstanding) valued at $1,057,076,443. Investment activities of this shareholder may have a material effect on the Series.

6.	Line of Credit

The Series has entered into a $50 million credit facility (the “line of credit”) with Bank of New York Mellon. The Series may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Series pays an annual commitment fee on the unused portion of the line of credit which amounted to $60,833 for the year ended December 31, 2014, which is included in miscellaneous expenses in the Statement of Operations. Interest on the used portion is charged to the Series based on rates determined pursuant to the terms of the agreement at the time of borrowing. During the year ended December 31, 2014, the Series did not borrow under the line of credit. The line of credit has a termination date of June 5, 2015 and may be renewed annually.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on December 31, 2014.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of

20

World Opportunities Series

Notes to Financial Statements (continued)

8.	Foreign Securities (continued)

currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, qualified late year losses, losses deferred due to wash sales, redesignation of distributions paid and earnings and profits distributed to shareholders on the redemption of shares. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $70,069,257, decrease Distributions in Excess of Net Investment Income by $19,156,012 and decrease Accumulated Net Realized Gain on Investments by $50,913,245. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$147,867,959	$88,294,542
Long-term capital gains	453,971,268	43,065,609

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$5,824,781,442
Unrealized appreciation	360,500,525
Unrealized depreciation	(717,097,402)

Net unrealized depreciation	$(356,596,877)

Qualified late-year losses[1]	$142,479,642

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015, late year ordinary losses of $2,933,001 and late year long-term ordinary losses of $139,546,641.

21

World Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

22

World Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $181,734,489 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2014. The Series had $185,471,650 in foreign source income and paid foreign taxes of $10,192,092.

The Series designates $419,214,062 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

23

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

24

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

26

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

27

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

World Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNWOP-12/14-AR

Ohio Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Ohio Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and Ohio State personal income tax.

Performance Commentary

Domestic fixed income markets did well during 2014 and most sectors provided robust positive absolute returns. Municipal bonds and longer-term Treasury securities were the standout performers. Contrary to consensus expectations at the beginning of the year, yields of bonds with longer-term maturities moved lower during 2014. The 10-year U.S. Treasury yield fell from 3% at the end of 2013 to 2.2% as of December 31, 2014. From a credit quality perspective, investment-grade securities generally outperformed high yield bonds.

During the year, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 4.27%. Over the same time period, the Ohio Tax Exempt Series returned 1.27%, underperforming its benchmark.

Contributing to the relative performance shortfall during 2014 was the Series’ concentration in shorter duration securities relative to the benchmark. The downward shift on the long end of the Treasury yield curve during the year led to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risks of rising yields. Offsetting a portion of this relative performance headwind was the Series’ exposure to areas of the market that did well, such as revenue bonds. During the year we added investments in lower rated securities such as hospital bonds and housing bonds, which also performed well on a relative basis.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in an attempt to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

For regulatory purposes, this is not an offering in all states. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit quality ratings for each issue are obtained from Bloomberg using ratings derived from Moody’s Investors Services (Moody’s) or Standard & Poor’s. When ratings from Moody’s are not available, ratings from Standard & Poor’s are used. All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Ohio Tax Exempt Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[3]	1.27%	2.26%	3.14%	4.00%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	4.27%	3.61%	4.04%	4.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2014 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.72%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.72% for the year ended December 31, 2014.

4 The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Ohio Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14
Actual	$1,000.00	$999.40	$3.53
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.68	$3.57

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period) of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Ohio Tax Exempt Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES - 96.0%
Akron, Recreational Facilities Impt., Refunded, G.O. Bond	6.500%	11/1/2015	Aa3	$300,000	$315,867
Akron, Various Purposes Impt., G.O. Bond	3.000%	12/1/2017	Aa3	100,000	105,580
Akron, Various Purposes Impt., Series A, G.O. Bond	1.250%	12/1/2017	AA2	350,000	351,383
Akron, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2017	AA2	100,000	111,310
Akron, Various Purposes Impt., Series C, G.O. Bond	3.000%	12/1/2017	AA2	300,000	316,740
American Municipal Power, Inc., Fremont Energy Center Project, Revenue Bond	5.000%	2/15/2019	A1	720,000	823,154
American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond, AGC	4.375%	2/15/2020	A1	100,000	110,827
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A2	170,000	191,743
Butler County Sewer System, Revenue Bond, AGM	5.000%	12/1/2017	Aa3	300,000	334,971
Butler County, G.O. Bond, AMBAC	5.000%	12/1/2016	Aa2	100,000	108,238
Canal Winchester Local School District, Prerefunded Balance, Series B, G.O. Bond, NATL	5.000%	6/1/2015	Aa3	1,355,000	1,382,330
Centerville City School District, School Impt., G.O. Bond	3.000%	12/1/2016	Aa1	100,000	104,494
Cincinnati City School District, School Impt., G.O. Bond, AGM	5.000%	12/1/2018	Aa2	400,000	459,440
Cincinnati Water System, Series A, Revenue Bond	5.000%	12/1/2016	Aaa	150,000	162,899
Cincinnati Water System, Series A, Revenue Bond	5.000%	12/1/2017	Aaa	1,000,000	1,121,340
Cincinnati Water System, Series A, Revenue Bond	5.000%	12/1/2017	Aaa	110,000	118,871
Cincinnati Water System, Series A, Revenue Bond	5.000%	12/1/2018	Aaa	230,000	264,019
Cincinnati Water System, Series A, Revenue Bond	5.000%	12/1/2018	Aaa	120,000	137,749
Cincinnati Water System, Series A, Revenue Bond	4.250%	12/1/2019	Aaa	200,000	226,868
Cincinnati, Public Impt., Series A, G.O. Bond	5.000%	12/1/2017	Aa2	500,000	559,595
Cincinnati, Public Impt., Series B, G.O. Bond	4.250%	12/1/2017	Aa2	140,000	149,296
Cincinnati, Various Purposes Impt., Series C, G.O. Bond	5.000%	12/1/2015	Aa2	300,000	313,110
Cincinnati, Various Purposes Impt., Series C, G.O. Bond	4.250%	12/1/2017	Aa2	150,000	164,280
Cleveland Department of Public Utilities Division of Public Power, Prerefunded Balance, Series A-1, Revenue Bond, NATL	5.000%	11/15/2018	A3	1,000,000	1,082,620
Cleveland Department of Public Utilities Division of Water, Series A, Revenue Bond	5.000%	1/1/2019	Aa2	235,000	268,981
Cleveland Department of Public Utilities Division of Water, Series P, Revenue Bond	5.000%	1/1/2016	Aa1	600,000	628,320
Cleveland Department of Public Utilities Division of Water, Series P, Revenue Bond	5.000%	1/1/2017	Aa1	365,000	396,956
Cleveland Department of Public Utilities Division of Water, Series T, Revenue Bond	5.000%	1/1/2019	Aa1	370,000	425,378
Cleveland Department of Public Utilities Division of Water, Series W, Revenue Bond	5.000%	1/1/2016	Aa1	150,000	157,205
Cleveland Department of Public Utilities Division of Water, Series W, Revenue Bond	5.000%	1/1/2017	Aa1	200,000	217,846

The accompanying notes are an integral part of the financial statements.

6

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Cleveland, Public Impt., Revenue Bond	4.000%	11/15/2020	A1	$220,000	$246,171
Columbus City School District, Facilities Construction & Impt., G.O. Bond, AGM	5.000%	12/1/2017	Aa2	265,000	288,410
Columbus City School District, Facilities Construction & Impt., G.O. Bond, AGM	5.000%	12/1/2018	Aa2	125,000	135,590
Columbus, Limited Tax, Various Purposes Impt., Series B, G.O. Bond	4.000%	8/15/2017	Aaa	125,000	135,684
Columbus, Public Impt., Series A, G.O. Bond	4.000%	6/1/2018	Aaa	500,000	550,815
Columbus, Series 1, G.O. Bond	5.000%	7/1/2021	Aaa	300,000	360,690
Columbus, Various Purposes Impt., Series 2, G.O. Bond	4.000%	2/15/2017	Aaa	100,000	107,220
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/15/2016	Aaa	105,000	114,286
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	9/1/2017	Aaa	250,000	278,580
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	8/15/2018	Aaa	100,000	114,214
Columbus, Various Purposes Impt., Series A, G.O. Bond	4.000%	2/15/2021	Aaa	500,000	568,700
Cuyahoga County, G.O. Bond	5.000%	12/1/2018	Aa1	250,000	286,667
Cuyahoga County, Limited Tax, Various Purposes Impt., Series A, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	443,396
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2017	Aa1	280,000	289,307
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2018	Aa1	185,000	191,375
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2019	Aa1	85,000	87,529
Cuyahoga County, Public Impt., Series A, G.O. Bond	5.000%	12/1/2020	Aa1	395,000	468,249
Delaware County Sanitary Sewer System, Sewer Impt., Revenue Bond	1.000%	12/1/2016	Aa2	255,000	257,721
Delaware County, Public Impt., Series A, G.O. Bond	4.000%	12/1/2015	Aa1	250,000	258,803
Delaware County, Series B, G.O. Bond	4.000%	12/1/2015	Aa1	200,000	207,042
Dublin City School District, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2017	Aa1	400,000	448,536
Fairfield City School District, G.O. Bond	3.000%	12/1/2016	Aa3	330,000	345,068
Fairfield City School District, G.O. Bond	5.000%	12/1/2020	Aa3	200,000	236,480
Fairfield County, Public Impt., G.O. Bond	2.000%	12/1/2018	Aa2	300,000	309,522
Fairfield Township, Public Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2017	Aa2	290,000	302,870
Fairview Park City School District, School Impt., Prerefunded Balance, G.O. Bond, NATL	5.000%	6/1/2015	Aa2	130,000	132,644
Fairview Park City School District, School Impt., Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2029	Aa2	185,000	188,754
Franklin County, G.O. Bond	4.000%	6/1/2017	Aaa	1,145,000	1,237,436
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2018	Aaa	275,000	309,504
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	114,537
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2027	Aaa	500,000	553,230

The accompanying notes are an integral part of the financial statements.

7

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Greater Cleveland Regional Transit Authority, Transit Impt., Revenue Bond	4.000%	12/1/2017	Aa2	$350,000	$381,021
Greater Cleveland Regional Transit Authority, Transit Impt., Revenue Bond	5.000%	12/1/2018	Aa2	350,000	400,757
Greene County Water System, Series A, Revenue Bond, NATL	5.250%	12/1/2020	Aa2	100,000	118,277
Hamilton County Sewer System, Series A, Revenue Bond, NATL	5.000%	12/1/2019	Aa2	500,000	509,840
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	3.750%	12/1/2015	Aa2	200,000	206,546
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	12/1/2018	Aa2	150,000	166,457
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	593,960
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	593,960
Hamilton County, Limited Tax, Riverfront Infrastructure, Parking Facility Impt., G.O. Bond	2.000%	12/1/2016	Aa2	200,000	205,404
Hamilton Local School District, School Impt., Prerefunded Balance, G.O. Bond, AGM	4.500%	6/1/2016	A2	200,000	211,712
Hancock County, Various Purposes Impt., G.O. Bond, NATL	4.000%	12/1/2016	Aa2	200,000	206,306
Hilliard School District, Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2015	Aa1	325,000	339,336
Hilliard School District, School Impt., Series A, G.O. Bond	5.000%	12/1/2018	Aa1	500,000	574,370
Hilliard, Limited Tax, Various Purposes Impt., G.O. Bond	3.000%	12/1/2018	Aa1	100,000	106,634
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2019	A1	300,000	348,936
Huber Heights, Various Purposes Impt., G.O. Bond, AGM	5.000%	6/1/2017	Aa2	115,000	126,823
Independence, Various Purposes Impt., G.O. Bond	3.000%	12/1/2017	Aa1	100,000	105,694
Ironton City School District, Prerefunded Balance, G.O. Bond, NATL	4.250%	12/1/2016	A3	200,000	214,386
Kenston Local School District, School Impt., G.O. Bond	2.000%	12/1/2017	Aa1	100,000	102,827
Lakota Local School District, Butler County, G.O. Bond	5.000%	12/1/2019	Aa1	175,000	203,815
Loveland City School District, G.O. Bond, AGM	5.000%	12/1/2015	Aa2	300,000	312,939
Mahoning Valley Sanitary District, Revenue Bond, AGC	2.125%	12/1/2015	A3	100,000	101,714
Middleburg Heights, G.O. Bond	3.750%	12/1/2017	Aa1	100,000	108,356
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	Aa3	100,000	111,161

The accompanying notes are an integral part of the financial statements.

8

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Middletown, Various Purposes Impt., G.O. Bond, AGM	5.000%	12/1/2021	Aa3	$230,000	$259,332
New Albany Plain Local School District, G.O. Bond, AGM	5.000%	12/1/2015	Aa1	150,000	156,457
New Albany, Limited Tax, Recreational Facility Impt., G.O. Bond	3.000%	12/1/2020	Aa1	340,000	366,629
North Ridgeville, Water Utility Impt., G.O. Bond, AGC	4.750%	12/1/2018	Aa2	200,000	227,314
Northeast Ohio Regional Sewer District, Sewer Impt., Revenue Bond	5.000%	11/15/2021	Aa1	750,000	902,003
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2018	Aa3	120,000	134,984
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2019	Aa3	375,000	431,651
Ohio State Turnpike Commission, Series A, Revenue Bond	3.250%	2/15/2016	Aa3	100,000	103,263
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	260,000	304,488
The Ohio State University, Series A, Prerefunded Balance, Revenue Bond	5.000%	12/1/2016	WR3	400,000	434,732
The Ohio State University, Series A, Prerefunded Balance, Revenue Bond	5.000%	12/1/2018	WR3	715,000	823,029
Ohio State Water Development Authority, Drinking Water, Prerefunded Balance, Series B, Revenue Bond	5.000%	12/1/2015	WR3	500,000	522,055
Ohio State Water Development Authority, Fresh Water, Revenue Bond	5.500%	12/1/2018	Aaa	100,000	116,953
Ohio State Water Development Authority, Fresh Water, Revenue Bond	5.500%	12/1/2021	Aaa	125,000	154,635
Ohio State Water Development Authority, Pollution Control, Series C, Revenue Bond	3.000%	12/1/2021	Aaa	300,000	322,413
Ohio State Water Development Authority, Pure Water, Prerefunded Balance, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa	15,000	15,793
Ohio State Water Development Authority, Revenue Bond	5.250%	12/1/2015	Aaa	200,000	209,350
Ohio State Water Development Authority, Revenue Bond	5.000%	6/1/2018	Aaa	350,000	397,117
Ohio State Water Development Authority, Revenue Bond	5.000%	12/1/2018	Aaa	100,000	115,040
Ohio State Water Development Authority, Series B-1, Revenue Bond	5.000%	12/1/2017	Aaa	125,000	140,284
Ohio State Water Development Authority, Series B-1, Revenue Bond	5.000%	6/1/2018	Aaa	100,000	113,462
Ohio State Water Development Authority, Sewer Impt., Series A, Revenue Bond	5.000%	6/1/2020	Aaa	450,000	531,707

The accompanying notes are an integral part of the financial statements.

9

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Ohio State Water Development Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	6/1/2015	AAA[2]	$575,000	$586,695
Ohio State, Economic Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	10/1/2019	AA2	250,000	282,885
Ohio State, Public Impt., Series A, G.O. Bond	4.000%	5/1/2017	Aa1	120,000	129,198
Ohio State, Public Impt., Series A, G.O. Bond	3.000%	11/1/2019	Aa1	400,000	430,312
Ohio State, School Impt., Series A, Prerefunded Balance, G.O. Bond	5.000%	6/15/2016	Aa1	410,000	437,716
Ohio State, Series A, G.O. Bond	5.000%	9/15/2018	Aa1	225,000	257,047
Ohio State, Series A, G.O. Bond	5.000%	9/15/2021	Aa1	500,000	601,885
Ohio State, Series B, G.O. Bond	5.000%	8/1/2019	Aa1	175,000	203,730
Ohio State, Series B, Revenue Bond	5.000%	12/15/2018	Aa2	650,000	743,477
Ohio State, Series B, Revenue Bond	5.000%	12/15/2019	Aa2	350,000	407,176
Ohio State, Series C, G.O. Bond	5.000%	9/15/2016	Aa1	305,000	328,668
Ohio State, University & College Impt., Series A, G.O. Bond	5.000%	2/1/2019	Aa1	150,000	172,719
Olentangy Local School District, Public Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	6/1/2016	Aa1	100,000	106,562
Olentangy Local School District, School Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	116,880
Olentangy Local School District, School Impt., Series A, G.O. Bond	4.300%	12/1/2016	Aa1	150,000	160,158
Olentangy Local School District, Series B, G.O. Bond	3.000%	12/1/2020	Aa1	115,000	124,238
Oregon City School District, School Impt., G.O. Bond	4.000%	12/1/2017	Aa3	100,000	108,863
Portage County, Limited Tax, Various Purposes Impt., G.O. Bond	4.000%	12/1/2017	AA2	250,000	272,193
Sandy Valley Local School District, School Impt., Prerefunded Balance, G.O. Bond, XLCA	4.500%	6/1/2016	A2	100,000	105,856
Sheffield, Limited Tax, Various Purposes Impt., G.O. Bond	2.000%	12/1/2018	AA2	140,000	143,935
Springboro Community City School District, G.O. Bond, AGM	5.250%	12/1/2018	Aa3	200,000	229,722
Springboro Sewer System, Revenue Bond	4.000%	6/1/2018	Aa3	100,000	108,941
Springboro, Limited Tax, Public Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	113,878
Summit County, Series A, G.O. Bond, NATL	4.750%	12/1/2019	Aa1	120,000	129,571
Summit County, Various Purposes Impt., Series R, G.O. Bond, NATL	5.500%	12/1/2019	Aa1	100,000	119,359
Sylvania City School District, School Impt., G.O. Bond, AGC	5.000%	12/1/2020	A1	150,000	164,967
Sylvania City School District, School Impt., G.O. Bond, AGC	5.000%	12/1/2025	A1	270,000	295,658
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	500,000	571,675

The accompanying notes are an integral part of the financial statements.

10

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	$500,000	$582,050
Toledo, Limited Tax, Capital Impt., G.O. Bond	5.000%	12/1/2019	A2	275,000	316,223
Troy, Limited Tax, Water & Sewer Impt., G.O. Bond	2.000%	12/1/2020	Aa1	100,000	101,803
Westerville, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	119,077
Worthington City School District, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	442,528

TOTAL MUNICIPAL BONDS (Identified Cost $42,626,875)					42,830,007

SHORT-TERM INVESTMENT - 4.5%

Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $2,000,168)	0.01%[4]			2,000,168	2,000,168

TOTAL INVESTMENTS - 100.5% (Identified Cost $44,627,043)					44,830,175
LIABILITIES, LESS OTHER ASSETS - (0.5%)					(234,428)

NET ASSETS - 100%					$44,595,747

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2014, there is no rating available (unaudited).

4Rate shown is the current yield as of December 31, 2014.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following company: NATL - 11.0%.

The accompanying notes are an integral part of the financial statements.

11

Ohio Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $44,627,043) (Note 2)	$44,830,175
Interest receivable	258,145
Receivable for fund shares sold	113,733

TOTAL ASSETS	45,202,053

LIABILITIES:

Accrued management fees (Note 3)	19,802
Accrued fund accounting and administration fees (Note 3)	12,876
Accrued transfer agent fees (Note 3)	636
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	309,819
Payable for fund shares repurchased	238,164
Other payables and accrued expenses	24,602

TOTAL LIABILITIES	606,306

TOTAL NET ASSETS	$44,595,747

NET ASSETS CONSIST OF:

Capital stock	$42,184
Additional paid-in-capital	44,325,680
Undistributed net investment income	56,243
Accumulated net realized loss on investments	(31,492)
Net unrealized appreciation on investments	203,132

TOTAL NET ASSETS	$44,595,747

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($44,595,747/4,218,350 shares)	$10.57

The accompanying notes are an integral part of the financial statements.

12

Ohio Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Interest	$582,136
Dividends	21

Total Investment Income	582,157

EXPENSES:

Management fees (Note 3)	211,830
Fund accounting and administration fees (Note 3)	53,422
Chief Compliance Officer service fees (Note 3)	3,160
Transfer agent fees (Note 3)	2,560
Directors’ fees (Note 3)	546
Audit fees	25,434
Custodian fees	2,302
Miscellaneous	7,634

Total Expenses	306,888

NET INVESTMENT INCOME	275,269

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	117,853
Net change in unrealized appreciation on investments	138,436

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	256,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$531,558

The accompanying notes are an integral part of the financial statements.

13

Ohio Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$275,269	$522,799
Net realized gain on investments	117,853	316,663
Net change in unrealized appreciation (depreciation) on investments	138,436	(1,491,577)

Net increase (decrease) from operations	531,558	(652,115)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(241,046)	(511,472)
From net realized gain on investments	(179,131)	(289,491)

Total distributions to shareholders	(420,177)	(800,963)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	4,291,335	2,897,156

Net increase in net assets	4,402,716	1,444,078

NET ASSETS:

Beginning of year	40,193,031	38,748,953

End of year (including undistributed net investment income of $ 56,243 and $ 23,189, respectively)	$44,595,747	$40,193,031

The accompanying notes are an integral part of the financial statements.

14

Ohio Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of year	$10.54	$10.93	$10.77	$10.30	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.07	0.14	0.16	0.26	0.35
Net realized and unrealized gain (loss) on investments	0.06	(0.31)	0.17	0.62	(0.33)

Total from investment operations	0.13	(0.17)	0.33	0.88	0.02

Less distributions to shareholders:

From net investment income	(0.06)	(0.14)	(0.17)	(0.25)	(0.34)
From net realized gain on investments	(0.04)	(0.08)	— [2]	(0.16)	—

Total distributions to shareholders	(0.10)	(0.22)	(0.17)	(0.41)	(0.34)

Net asset value - End of year	$10.57	$10.54	$10.93	$10.77	$10.30

Net assets - End of year (000’s omitted)	$44,596	$40,193	$38,749	$37,676	$34,370

Total return[3]	1.27%	(1.59%)	3.09%	8.65%	0.14%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.72%	0.78%	0.76%	0.80%	0.85%
Net investment income	0.65%	1.34%	1.45%	2.41%	3.25%
Portfolio turnover	41%	27%	9%	60%	0%[4]

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A	0.00%[5]
1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 1%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

15

Ohio Tax Exempt Series

Notes to Financial Statements

1.	Organization

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$42,830,007	$—	$42,830,007	$—
Mutual fund	2,000,168	2,000,168	—	—

Total assets	$44,830,175	$2,000,168	$42,830,007	$—

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

17

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

18

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $24,646,137 and $16,492,904, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Ohio Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	785,090	$8,344,570	537,320	$5,770,496
Reinvested	39,016	414,025	74,001	786,180
Repurchased	(420,466)	(4,467,260)	(341,124)	(3,659,520)

Total	403,640	$4,291,335	270,197	$2,897,156

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, $1,169 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

19

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$ 2,669	$ 645
Tax exempt income	238,385	511,183
Long-term capital gains	179,123	289,135

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$44,627,043
Unrealized appreciation	292,006
Unrealized depreciation	(88,874)

Net unrealized appreciation	$203,132

Undistributed tax exempt income	$56,243
Qualified late-year losses[1]	$31,492

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015, late year long-term ordinary losses of $31,492.

20

Ohio Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

21

Ohio Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $238,385 as tax exempt dividends for the year ended December 31, 2014. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $158,031 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

22

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

23

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

25

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

26

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:

Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance);

Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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28

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29

Ohio Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOTE-12/14-AR

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

Domestic fixed income markets did well during 2014 and most sectors provided robust positive absolute returns. Municipal bonds and longer-term Treasury securities were the standout performers. Contrary to consensus expectations at the beginning of the year, yields of bonds with longer-term maturities moved lower during 2014. The 10-year U.S. Treasury yield fell from 3% at the end of 2013 to 2.2% as of December 31, 2014. From a credit quality perspective, investment-grade securities generally outperformed high yield bonds.

During the year, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 4.27%. Over the same time period, the Diversified Tax Exempt Series returned 1.51%, underperforming its benchmark.

Contributing to the relative performance shortfall during 2014 was the Series’ concentration in shorter duration securities relative to the benchmark. The downward shift on the long end of the Treasury yield curve during the year led to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risks of rising yields. Offsetting a portion of this relative performance headwind was the Series’ exposure to areas of the market that did well, such as revenue bonds. During the year we added investments in lower rated securities such as hospital bonds and housing bonds, which also performed well on a relative basis.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach an attempt order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit quality ratings for each issue are obtained from Bloomberg using ratings derived from Moody’s Investors Services (Moody’s) or Standard & Poor’s. When ratings from Moody’s are not available, ratings from Standard & Poor’s are used. All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[3]	1.51%	2.33%	3.18%	4.16%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	4.27%	3.61%	4.04%	4.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2014 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.56%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.56% for the year ended December 31, 2014.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14
Actual	$1,000.00	$1,002.30	$2.78
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.43	$2.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2014

(unaudited)

Top Ten States[4]
Florida	7.1%
Texas	6.8%
New York	6.6%
North Carolina	6.2%
Washington	6.2%
Pennsylvania	5.7%
Georgia	4.1%
Tennessee	4.1%
Arizona	3.3%
Nebraska	3.3%

4As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS - 94.6%

ALASKA - 0.2%
Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	Aa2	$500,000	$593,550

ARIZONA - 3.3%
Arizona Health Facilities Authority, Banner Health, Series A, Revenue Bond	5.000%	1/1/2019	AA2	795,000	862,114
Mesa, Utility System, Revenue Bond, NATL	5.000%	7/1/2019	Aa2	2,000,000	2,315,780
Pima County Sewer System, Series A, Revenue Bond	5.000%	7/1/2019	AA2	1,000,000	1,158,840
Pima County Sewer System, Series B, Revenue Bond	5.000%	7/1/2020	AA2	1,400,000	1,649,270
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	12/1/2018	Aa1	1,340,000	1,539,874
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	4.000%	1/1/2018	Aa1	1,000,000	1,092,180
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	5.000%	12/1/2020	Aa1	400,000	475,168
Tucson Water System, Revenue Bond, NATL	4.000%	7/1/2016	Aa2	1,000,000	1,054,090
Tucson Water System, Series A, Revenue Bond	5.000%	7/1/2018	Aa2	1,400,000	1,592,136
Yavapai County Industrial Development Authority, Northern Arizona Healthcare System, Revenue Bond	5.000%	10/1/2020	AA2	460,000	540,394

					12,279,846

COLORADO - 2.0%
Boulder Water & Sewer, Revenue Bond	5.000%	12/1/2019	Aa1	1,500,000	1,762,170
Colorado Springs Utilities System, Series C-1, Revenue Bond	5.000%	11/15/2019	Aa2	2,435,000	2,849,900
Denver Wastewater Management Division Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa2	1,500,000	1,704,600
Platte River Power Authority, Series GG, Revenue Bond, AGM	5.000%	6/1/2018	Aa2	1,210,000	1,368,958

					7,685,628

CONNECTICUT - 0.1%
Connecticut Municipal Electric Energy Cooperative, Series A, Revenue Bond	4.000%	1/1/2017	Aa3	420,000	447,565

DELAWARE - 1.4%
Delaware River & Bay Authority, Series C, Revenue Bond	5.000%	1/1/2019	A1	2,000,000	2,281,640

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

DELAWARE (continued)
Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2015	Aaa	$1,710,000	$1,724,022
New Castle County, Public Impt., Prerefunded Balance, Series A, G.O. Bond	4.250%	7/15/2026	Aaa	1,265,000	1,292,906

					5,298,568

DISTRICT OF COLUMBIA - 1.3%
District of Columbia Water & Sewer Authority, Series A, Revenue Bond, AGC	5.000%	10/1/2017	Aa3	400,000	445,828
District of Columbia Water & Sewer Authority, Series A, Revenue Bond, AGC	5.000%	10/1/2019	Aa3	1,000,000	1,145,120
District of Columbia Water & Sewer Authority, Water Utility Impt., Series A, Revenue Bond	5.000%	10/1/2018	Aa3	1,000,000	1,142,270
District of Columbia, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AMBAC	5.000%	6/1/2015	Aa2	2,000,000	2,040,320

					4,773,538

FLORIDA - 7.0%
Cape Coral, Water Utility Impt., Special Assessment, NATL	4.500%	7/1/2021	A2	1,780,000	1,860,705
Charlotte County Utility System Revenue, Revenue Bond, AGM	4.100%	10/1/2021	Aa3	900,000	949,977
Daytona Beach Utility System, Water Utility Impt., Revenue Bond, AGM	5.000%	11/1/2019	A2	1,010,000	1,167,025
Florida’s Turnpike Enterprise, Series A, Revenue Bond	5.000%	7/1/2017	Aa3	1,000,000	1,105,070
Florida’s Turnpike Enterprise, Series C, Revenue Bond	5.000%	7/1/2019	Aa3	920,000	1,066,133
Fort Lauderdale, Water & Sewer, Revenue Bond	5.000%	9/1/2020	Aa1	1,545,000	1,822,915
Fort Myers Utility System, Utility Impt., Revenue Bond	5.000%	10/1/2019	Aa3	785,000	912,437
JEA Electric System, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	2,000,000	2,330,700
JEA Electric System, Series C, Revenue Bond	3.000%	10/1/2017	Aa3	1,085,000	1,150,849
JEA Electric System, Swap Termination, Series B, Revenue Bond	5.000%	10/1/2015	Aa3	1,000,000	1,036,380
JEA Electric System, Swap Termination, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	1,500,000	1,748,025
Miami-Dade County, Water & Sewer System, Series B, Revenue Bond, AGM	5.250%	10/1/2019	Aa3	500,000	586,890
Miami-Dade County, Water & Sewer System, Series C, Revenue Bond, BHAC	5.000%	10/1/2015	Aa1	700,000	724,759
Orlando Utilities Commission, Revenue Bond	5.000%	10/1/2019	Aa2	740,000	799,585

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

FLORIDA (continued)
Orlando Utilities Commission, Series A, Revenue Bond	4.000%	10/1/2017	Aa2	$400,000	$435,084
Orlando Utilities Commission, Series B, Revenue Bond	5.000%	10/1/2018	Aa2	1,175,000	1,342,637
Orlando Utilities Commission, Series C, Revenue Bond	5.000%	10/1/2016	Aa2	1,000,000	1,079,030
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2018	A2	675,000	764,897
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	577,765
Orlando-Orange County Expressway Authority, Swap Termination, Series B, Revenue Bond	5.000%	7/1/2020	A2	1,165,000	1,368,747
Port St. Lucie Utility System, Revenue Bond, AGC	5.000%	9/1/2017	A1	1,730,000	1,917,238
Port St. Lucie Utility System, Revenue Bond, AGC	5.000%	9/1/2018	A1	400,000	453,532
South Miami Health Facilities Authority, Baptist Health South Florida Group, Revenue Bond	5.000%	8/15/2018	Aa2	500,000	554,855
Tampa, BayCare Health System, Revenue Bond	5.000%	11/15/2018	Aa2	500,000	573,260

					26,328,495

GEORGIA - 4.0%
Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2017	Aa3	1,000,000	1,116,800
Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2019	Aa3	1,160,000	1,347,572
Augusta Water & Sewerage, Revenue Bond, AGM	5.000%	10/1/2016	Aa3	1,050,000	1,132,205
DeKalb County, Water & Sewerage, Revenue Bond	5.000%	10/1/2019	Aa3	500,000	580,175
DeKalb County, Water & Sewerage, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	1,585,000	1,806,107
Fulton County Water & Sewerage, Revenue Bond	5.000%	1/1/2017	Aa3	1,000,000	1,086,720
Fulton County Water & Sewerage, Revenue Bond	5.000%	1/1/2019	Aa3	1,200,000	1,376,052
Georgia State, Series E-2, G.O. Bond	4.000%	9/1/2017	Aaa	1,500,000	1,629,810
Madison, Water & Sewer, Prerefunded Balance, Revenue Bond, AMBAC	4.625%	7/1/2030	WR3	1,000,000	1,043,670
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	1,500,000	1,728,315
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	500,000	576,105
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2019	A1	485,000	563,425
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2020	A1	1,000,000	1,175,590

					15,162,546

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

HAWAII - 1.0%
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	$1,000,000	$1,153,890
Honolulu County Wastewater System, Sewer Impt., Series B, Revenue Bond	5.000%	7/1/2020	Aa2	2,320,000	2,738,435

					3,892,325

ILLINOIS - 2.0%
Central Lake County Joint Action Water Agency, Revenue Bond	4.000%	5/1/2018	Aa2	750,000	820,567
Central Lake County Joint Action Water Agency, Revenue Bond	4.000%	5/1/2019	Aa2	760,000	842,688
Chicago Waterworks, Water Utility Impt., Revenue Bond	3.000%	11/1/2016	A3	875,000	912,293
Chicago Waterworks, Water Utility Impt., Revenue Bond	5.000%	11/1/2017	A3	600,000	665,970
Illinois Municipal Electric Agency, Series A, Revenue Bond, NATL	5.250%	2/1/2019	A1	2,790,000	3,050,056
Illinois State Toll Highway Authority, Series A, Revenue Bond	5.000%	12/1/2019	Aa3	1,000,000	1,164,060

					7,455,634

INDIANA - 3.0%
Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	A2	1,450,000	1,553,153
Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	745,000	754,015
Indiana Finance Authority, Beacon Health System, Series A, Revenue Bond	5.000%	8/15/2017	AA2	500,000	554,460
Indiana Municipal Power Agency, Series A, Revenue Bond	5.000%	1/1/2019	A1	2,540,000	2,911,577
Indiana Municipal Power Agency, Series A, Revenue Bond	4.000%	1/1/2020	A1	750,000	839,227
Lafayette, Sewage Works, Revenue Bond	4.000%	7/1/2017	AA2	500,000	539,525
Lafayette, Sewage Works, Sewer Impt., Revenue Bond	3.000%	1/1/2017	AA2	470,000	491,625
Lafayette, Sewage Works, Sewer Impt., Revenue Bond	3.000%	7/1/2018	AA2	475,000	505,063
Shelbyville Central Renovation School Building
Corp., Prerefunded Balance, School Impt., Revenue Bond, NATL	5.000%	7/15/2018	A3	3,000,000	3,078,120

					11,226,765

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

KANSAS - 2.8%
Kansas Development Finance Authority, Series D, Revenue Bond	5.000%	11/15/2020	Aa2	$500,000	$578,675
Kansas Turnpike Authority, Series A, Revenue Bond	5.000%	9/1/2019	AA2	2,965,000	3,444,441
Topeka Combined Utility, Series A, Revenue Bond	4.000%	8/1/2019	Aa3	845,000	937,882
Wichita, Water & Sewer Utility, Series A, Revenue Bond	5.000%	10/1/2017	AA2	2,000,000	2,228,560
Wichita, Water & Sewer Utility, Series A, Revenue Bond	5.000%	10/1/2018	AA2	1,000,000	1,141,870
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	4.000%	9/1/2018	A3	450,000	492,727
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	5.000%	9/1/2020	A3	1,495,000	1,746,294

					10,570,449

KENTUCKY - 0.2%
Kentucky Turnpike Authority, Series A, Revenue Bond	5.000%	7/1/2019	Aa2	500,000	579,420

LOUISIANA - 1.6%
Caddo Parish Parishwide School District, Prerefunded Balance, G.O. Bond, NATL	4.350%	3/1/2026	Aa2	660,000	664,633
Caddo Parish Parishwide School District, Prerefunded Balance, G.O. Bond, NATL	4.375%	3/1/2027	Aa2	1,090,000	1,097,695
Lafayette Utilities, Sewer Impt., Revenue Bond	4.000%	11/1/2018	A1	1,135,000	1,251,576
Lafayette Utilities, Water & Sewer Impt., Revenue Bond	5.000%	11/1/2019	A1	990,000	1,148,578
New Orleans, Water Utility Impt., Revenue Bond	5.000%	12/1/2020	BBB[2]	1,700,000	1,959,352

					6,121,834

MAINE - 0.6%
Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	645,234
Maine Turnpike Authority, Revenue Bond	5.000%	7/1/2017	Aa3	1,500,000	1,659,180

					2,304,414

MARYLAND - 1.5%
Baltimore, Water Utility Impt., Series A, Revenue Bond	4.000%	7/1/2018	Aa3	500,000	548,745

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MARYLAND (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bond	5.000%	7/1/2019	A2	$500,000	$572,125
Maryland State, Public Impt., Series A, G.O. Bond	5.250%	3/1/2017	Aaa	1,000,000	1,100,340
Maryland State, Public Impt., Series A, G.O. Bond	5.000%	8/1/2017	Aaa	2,990,000	3,319,079

					5,540,289

MASSACHUSETTS - 1.8%
Boston, Public Impt., Series A, G.O. Bond	5.000%	1/1/2015	Aaa	500,000	500,000
Commonwealth of Massachusetts, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AGM	5.000%	3/1/2015	Aa1	500,000	504,030
Commonwealth of Massachusetts, Public Impt., Series D-2, G.O. Bond[4]	0.320%	8/1/2043	Aa1	1,225,000	1,224,779
Commonwealth of Massachusetts, Public Impt., Series E, G.O. Bond	5.000%	12/1/2016	Aa1	500,000	542,810
Hanover, Public Impt., G.O. Bond	3.000%	5/15/2015	Aa2	910,000	919,737
Massachusetts Health & Educational Facilities Authority, Series G, Revenue Bond	5.000%	7/1/2018	Aa2	600,000	664,056
Massachusetts Municipal Wholesale Electric Co., Project No. 5, Series A, Revenue Bond	5.000%	7/1/2015	A2	500,000	512,115
Massachusetts Municipal Wholesale Electric Co., Project No. 6, Revenue Bond	5.000%	7/1/2017	A3	590,000	650,593
Massachusetts Municipal Wholesale Electric Co., Revenue Bond	5.000%	7/1/2016	A3	1,000,000	1,067,320

					6,585,440

MICHIGAN - 1.0%
Ann Arbor Sewage Disposal System, Revenue Bond	3.000%	7/1/2020	AA2	1,000,000	1,078,100
Bay City School District, G.O. Bond	3.000%	11/1/2016	AA2	500,000	520,310
Emmet County, Public Impt., G.O. Bond	2.250%	5/1/2018	Aa3	910,000	939,630
Grand Rapids, Water Supply System, Revenue Bond	5.000%	1/1/2018	Aa2	550,000	615,208
West Ottawa Public Schools, Series I, G.O. Bond	5.000%	5/1/2019	Aa2	400,000	455,876

					3,609,124

MINNESOTA - 0.8%
Minnesota Agricultural & Economic Development Board, Series C-1, Revenue Bond, AGC	5.000%	2/15/2016	AA2	540,000	565,628
Minnesota Municipal Power Agency, Series A, Revenue Bond	5.000%	10/1/2018	A2	2,130,000	2,419,147

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MINNESOTA (continued)
Western Minnesota Municipal Power Agency, Prerefunded Balance, Revenue Bond	6.625%	1/1/2016	Aaa	$65,000	$66,941

					3,051,716

MISSOURI - 3.1%
Kansas City, Sanitary Sewer System, Revenue Bond	4.000%	1/1/2017	Aa2	2,155,000	2,299,105
Kansas City, Sanitary Sewer System, Series A, Revenue Bond	2.000%	1/1/2018	Aa2	2,425,000	2,501,581
Kansas City, Sanitary Sewer System, Series A, Revenue Bond	4.000%	1/1/2019	Aa2	2,465,000	2,730,727
Missouri Housing Development Commission, Series A, Revenue Bond	1.600%	11/1/2019	AA2	300,000	301,038
Missouri Joint Municipal Electric Utility Commission, Revenue Bond	5.000%	1/1/2018	A3	500,000	557,390
Missouri Joint Municipal Electric Utility Commission, Series A, Revenue Bond	4.000%	1/1/2018	A2	750,000	815,873
Missouri Joint Municipal Electric Utility Commission, Series A, Revenue Bond, AMBAC	5.000%	1/1/2021	A3	1,535,000	1,654,684
Missouri State Health & Educational Facilities Authority, Revenue Bond	5.000%	1/1/2020	Aa2	725,000	847,554

					11,707,952

NEBRASKA - 3.3%
Lincoln Electric System, Revenue Bond	5.000%	9/1/2021	AA2	2,000,000	2,399,360
Municipal Energy Agency of Nebraska, Series A, Revenue Bond	5.000%	4/1/2018	A2	630,000	706,721
Municipal Energy Agency of Nebraska, Series A, Revenue Bond	5.000%	4/1/2018	A2	500,000	560,890
Nebraska Public Power District, Prerefunded Balance, Series B, Revenue Bond	5.000%	1/1/2019	A1	600,000	673,224
Nebraska Public Power District, Series A, Revenue Bond	5.000%	1/1/2019	A1	500,000	571,880
Nebraska Public Power District, Series B, Revenue Bond	3.000%	1/1/2016	A1	905,000	930,304
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	1,000,000	1,162,230
Nebraska Public Power District, Series C, Revenue Bond	5.000%	1/1/2018	A1	2,160,000	2,420,863
Omaha Public Power District, Series B, Revenue Bond	3.000%	2/1/2018	Aa2	600,000	636,768
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2018	Aa2	675,000	757,708

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEBRASKA (continued)
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2019	Aa2	$1,265,000	$1,453,320

					12,273,268

NEW HAMPSHIRE - 1.1%
New Hampshire State Turnpike System, Series B, Revenue Bond	5.000%	2/1/2020	A1	1,000,000	1,163,820
New Hampshire State, Public Impt., Series B, G.O. Bond	5.000%	2/1/2015	Aa1	2,000,000	2,008,220
Portsmouth, Public Impt., G.O. Bond	2.500%	5/15/2015	Aa1	820,000	826,888

					3,998,928

NEW JERSEY - 1.0%
Hudson County, G.O.Bond	2.000%	12/1/2017	AA2	1,000,000	1,026,820
New Jersey Health Care Facilities Financing Authority, Kennedy Health System, Revenue Bond	2.000%	7/1/2018	A3	455,000	466,967
New Jersey State Turnpike Authority, Series A, Revenue Bond	3.000%	1/1/2016	A3	1,100,000	1,129,634
New Jersey State Turnpike Authority, Series B, Revenue Bond	5.000%	1/1/2019	A3	1,000,000	1,140,820

					3,764,241

NEW YORK - 6.6%
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2018	A2	725,000	828,487
Metropolitan Transportation Authority, Transit Impt., Series D-2, Revenue Bond[4]	0.380%	11/15/2044	A2	1,600,000	1,600,912
Metropolitan Transportation Authority, Transit Impt., Series F, Revenue Bond	5.000%	11/15/2017	A2	1,145,000	1,279,537
Metropolitan Transportation Authority, Transit Impt., Series F, Revenue Bond	5.000%	11/15/2019	A2	1,315,000	1,526,255
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	1,000,000	1,144,250
New York City Transitional Finance Authority, Future Tax Secured, Subseries C, Revenue Bond	5.000%	11/1/2018	Aa1	1,000,000	1,147,990
New York City Transitional Finance Authority, Future Tax Secured, Subseries F-1, Revenue Bond	5.000%	5/1/2019	Aa1	2,565,000	2,969,116
New York City Water & Sewer System, Prerefunded Balance, Series EE, Revenue Bond	5.000%	6/15/2017	Aa2	2,530,000	2,801,216
New York City, Series B, G.O. Bond	5.000%	8/1/2017	Aa2	2,000,000	2,214,860
New York State Dormitory Authority, Series 1, Revenue Bond	4.000%	7/1/2020	Aa3	420,000	474,293

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEW YORK (continued)
New York State Thruway Authority Highway & Bridge Trust Fund, Series B, Revenue Bond	5.000%	4/1/2019	AA2	$2,135,000	$2,434,669
New York State Thruway Authority, Highway Impt., Series H, Revenue Bond, NATL	5.000%	1/1/2017	A2	600,000	652,404
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	1,000,000	1,100,390
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	4.000%	11/15/2018	Aa3	500,000	555,625
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2017	Aa3	575,000	644,046
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2019	Aa3	725,000	814,929
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2020	Aa3	920,000	1,096,070
Triborough Bridge & Tunnel Authority, Series D, Revenue Bond	5.000%	11/15/2017	A1	1,250,000	1,400,100

					24,685,149

NORTH CAROLINA - 6.1%
Cape Fear Public Utility Authority, Sewer Impt., Revenue Bond	5.000%	8/1/2019	Aa2	1,240,000	1,408,652
Charlotte, Water & Sewer System, Revenue Bond	5.000%	12/1/2020	Aaa	1,400,000	1,670,788
The Charlotte-Mecklenburg Hospital Authority, Series A, Revenue Bond	5.000%	1/15/2017	Aa3	415,000	452,138
Concord, Utilities Systems, Revenue Bond, AGC	4.000%	12/1/2017	Aa2	880,000	962,922
Forsyth County, G.O. Bond	3.000%	3/1/2015	Aaa	1,000,000	1,004,850
Mecklenburg County, Public Impt., Prerefunded Balance, Series A, G.O. Bond	5.000%	2/1/2018	Aaa	5,855,000	6,395,592
North Carolina Eastern Municipal Power Agency, Series A, Revenue Bond, AGC	5.250%	1/1/2019	A3	1,265,000	1,422,708
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bond	5.000%	10/1/2020	AA2	580,000	673,531
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.250%	1/1/2017	A2	1,000,000	1,090,840
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2018	A2	3,000,000	3,350,940
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2020	A2	400,000	464,056
North Carolina State, Series B, G.O. Bond	5.000%	6/1/2017	Aaa	3,000,000	3,312,510
Wake County, School Impt., G.O. Bond	5.000%	3/1/2015	Aaa	890,000	897,280

					23,106,807

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NORTH DAKOTA - 0.4%
Fargo, Health System, Revenue Bond	5.500%	11/1/2016	A1	$450,000	$489,528
North Dakota Public Finance Authority, Series A, Revenue Bond	4.000%	6/1/2018	AA2	800,000	877,952

					1,367,480

OHIO - 3.0%
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2018	A1	425,000	475,630
American Municipal Power, Inc., Prairie State Energy Campus Project, Prerefunded Balance, Series A, Revenue Bond	5.250%	2/15/2023	A1	450,000	506,907
American Municipal Power, Inc., Prairie State Energy Campus Project, Prerefunded Balance, Series A, Revenue Bond,	5.000%	2/15/2016	A1	1,150,000	1,209,409
Northeast Ohio Regional Sewer District, Sewer Impt., Prerefunded Balance, Revenue Bond, NATL	5.000%	11/15/2018	Aa1	1,000,000	1,103,440
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2018	Aa3	1,000,000	1,140,220
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	2,205,000	2,582,298
Toledo Water System, Revenue Bond	3.000%	11/15/2017	Aa3	1,000,000	1,059,120
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	1,175,000	1,343,436
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	1,010,000	1,175,741
Toledo, Capital Impt., G.O. Bond	5.000%	12/1/2020	A2	610,000	708,875

					11,305,076

OKLAHOMA - 1.2%
Oklahoma City Water Utilities Trust, Series B, Revenue Bond	5.000%	7/1/2017	Aa1	655,000	725,367
Oklahoma Development Finance Authority, Series C, Revenue Bond	5.000%	8/15/2018	Aa3	500,000	567,010
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2020	Aa3	2,750,000	3,217,775

					4,510,152

OREGON - 1.5%
Medford Hospital Facilities Authority, Asante Health System, Revenue Bond, AGM	5.000%	8/15/2019	AA2	440,000	504,759
Oregon State Housing & Community Services Department, Series A, Revenue Bond	1.950%	7/1/2020	Aa2	230,000	232,769

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

OREGON (continued)
Portland Sewer System, Series A, Revenue Bond	5.000%	6/15/2018	Aa2	$1,395,000	$1,584,776
Portland Sewer System, Series A, Revenue Bond	5.000%	8/1/2019	Aa3	1,285,000	1,496,575
Portland Water System, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond, NATL	4.500%	10/1/2031	Aa1	550,000	589,028
Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa2	1,015,000	1,213,950

					5,621,857

PENNSYLVANIA - 5.6%
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Revenue Bond	5.000%	8/15/2019	Aa3	640,000	742,080
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Revenue Bond	5.000%	5/15/2018	Aa3	500,000	565,460
Allegheny County Sanitary Authority, Revenue Bond, AGM	5.000%	6/1/2018	A1	1,465,000	1,652,110
Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bond	5.250%	12/1/2018	AA2	600,000	690,906
North Wales Water Authority, Series A, Revenue Bond	5.000%	11/1/2020	AA2	1,000,000	1,176,190
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2018	Aa3	615,000	699,950
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2019	Aa3	1,050,000	1,219,753
Pennsylvania Turnpike Commission, Series B, Revenue Bond	5.000%	12/1/2017	A1	2,440,000	2,724,309
Pennsylvania Turnpike Commission, Subseries B, Revenue Bond	5.000%	6/1/2017	A3	1,000,000	1,096,990
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	AA2	20,000	22,753
Philadelphia, Water & Wastewater, Series A, Revenue Bond	5.000%	1/1/2018	A1	385,000	430,403
Philadelphia, Water & Wastewater, Series A, Revenue Bond, AGM	5.000%	6/15/2019	A1	1,000,000	1,154,060
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2017	A1	750,000	836,483
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2018	A1	1,370,000	1,563,499
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2022	A1	1,115,000	1,312,154

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

PENNSYLVANIA (continued)
Philadelphia, Water & Wastewater, Series C, Revenue Bond, AGM	5.000%	8/1/2017	A1	$1,000,000	$1,107,160
Pittsburgh Water & Sewer Authority, Series A, Revenue Bond, AGM	5.000%	9/1/2018	A2	1,000,000	1,137,800
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM	5.000%	9/1/2019	A2	1,000,000	1,159,420
Pittsburgh, Series B, G.O. Bond	5.000%	9/1/2018	A1	1,000,000	1,133,950
Southcentral General Authority, Wellspan Health Obligated Group, Prerefunded Balance, Revenue Bond	5.625%	6/1/2018	WR3	465,000	537,196
Southcentral General Authority, Wellspan Health Obligated Group, Unrefunded Balance, Revenue Bond	5.625%	6/1/2018	Aa3	190,000	217,841

					21,180,467

RHODE ISLAND - 0.3%
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, NATL	5.000%	10/1/2035	A3	1,000,000	1,001,120

SOUTH CAROLINA - 3.2%
Charleston, Waterworks & Sewer System, Revenue Bond	5.000%	1/1/2022	Aa1	530,000	629,364
Columbia, Waterworks & Sewer System, Revenue Bond	5.000%	2/1/2019	Aa1	475,000	546,122
Piedmont Municipal Power Agency, Revenue Bond, AGC	5.000%	1/1/2018	A3	1,690,000	1,884,502
South Carolina State Public Service Authority, Prerefunded Balance, Series A, Revenue Bond, AMBAC	4.250%	1/1/2017	A1	1,550,000	1,661,662
South Carolina State Public Service Authority, Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	1/1/2019	A1	85,000	97,685
South Carolina State Public Service Authority, Series A, Revenue Bond	4.000%	12/1/2017	A1	1,860,000	2,024,852
South Carolina State Public Service Authority, Series C, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,176,200
South Carolina State Public Service Authority, Unrefunded Balance, Series B, Revenue Bond, NATL	5.000%	1/1/2019	A1	915,000	1,045,003
South Carolina Transportation Infrastructure Bank, Series A, Revenue Bond	5.000%	10/1/2018	A1	685,000	776,776
South Carolina Transportation Infrastructure Bank, Series A, Revenue Bond, AMBAC	5.250%	10/1/2018	A1	700,000	800,170

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

SOUTH CAROLINA (continued)
Spartanburg County School District No. 7, School Impt., Prerefunded Balance, G.O. Bond	5.000%	3/1/2018	Aa1	$1,400,000	$1,534,120

					12,176,456

TENNESSEE - 4.0%
Clarksville City Water, Sewer & Gas, Revenue Bond	5.000%	2/1/2019	Aa3	2,740,000	3,140,643
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2018	Aa2	410,000	449,791
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2019	Aa2	660,000	736,784
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2020	Aa2	685,000	772,892
Madison Suburban Utility District, Revenue Bond, AGM	5.000%	2/1/2019	A1	655,000	747,126
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	2,000,000	2,293,340
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	1,000,000	1,146,670
Metropolitan Government of Nashville & Davidson County, Revenue Bond	5.000%	7/1/2018	A1	750,000	851,265
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond	5.000%	7/1/2016	Aa3	750,000	800,370
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	4.000%	1/1/2018	Aa2	445,000	485,740
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	5.250%	1/1/2019	Aa2	1,505,000	1,742,354
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bond	5.000%	5/15/2016	AA2	400,000	425,444
Montgomery County, G.O. Bond	4.000%	4/1/2015	AA2	1,000,000	1,009,590
Williamson County, Series A, G.O. Bond	3.000%	3/1/2015	Aaa	550,000	552,645

					15,154,654

TEXAS - 6.7%
Austin Electric Utility, Revenue Bond	5.000%	11/15/2018	A1	750,000	857,820
Austin Electric Utility, Revenue Bond	5.000%	11/15/2020	A1	1,600,000	1,883,840
Austin Electric Utility, Revenue Bond, AGM	5.000%	11/15/2018	A1	500,000	558,720
Austin Electric Utility, Series A, Revenue Bond, AMBAC	5.500%	11/15/2016	A1	1,000,000	1,092,610
Austin Electric Utility, Series A, Revenue Bond, AMBAC	5.000%	11/15/2016	A1	600,000	649,986
Corpus Christi Utility System, Multiple Utility Impt., Revenue Bond	5.000%	7/15/2018	A1	1,000,000	1,132,100
Corpus Christi Utility System, Multiple Utility Impt.,
Revenue Bond	5.000%	7/15/2019	A1	2,400,000	2,769,792

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)
Fort Worth Water & Sewer System, Revenue Bond	5.000%	2/15/2020	Aa1	$550,000	$644,979
Frisco, Public Impt., G.O. Bond, AGM	5.000%	2/15/2015	Aa1	520,000	523,110
Harris County Cultural Education Facilities Finance Corp., Revenue Bond	4.000%	12/1/2019	A1	500,000	554,715
Houston Combined Utility System, Series A, Revenue Bond, AGM	5.250%	11/15/2017	Aa2	1,000,000	1,126,250
Houston Combined Utility System, Series C, Revenue Bond	5.000%	11/15/2018	Aa2	1,000,000	1,146,520
Houston Combined Utility System, Series D, Revenue Bond	4.000%	11/15/2017	AA2	525,000	572,686
Houston, Public Impt., Series A, G.O. Bond	5.000%	3/1/2015	AA2	1,000,000	1,008,150
Irving Waterworks & Sewer System, Water Utility Impt., Revenue Bond	4.000%	8/15/2018	Aa1	1,110,000	1,223,686
Lower Colorado River Authority, Series B, Revenue Bond	4.000%	5/15/2018	A1	1,250,000	1,367,013
North Texas Municipal Water District, Revenue Bond	5.250%	9/1/2020	Aa2	2,000,000	2,407,100
San Antonio Water System, Revenue Bond	5.000%	5/15/2020	Aa1	1,000,000	1,177,860
San Antonio Water System, Series A, Revenue Bond	4.000%	5/15/2019	Aa1	1,675,000	1,867,240
Tarrant Regional Water District, Revenue Bond	5.000%	3/1/2017	AAA[2]	900,000	984,987
Texas State, Highway Impt., Series B, G.O. Bond	5.000%	4/1/2017	Aaa	1,575,000	1,729,082

					25,278,246

UTAH - 0.8%
Intermountain Power Agency, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,267,220
Salt Lake City Water & Sewer, Water Utility Impt., Revenue Bond	3.250%	2/1/2015	Aa1	400,000	401,044
Utah State, Highway Impt., Series A, G.O. Bond	3.000%	7/1/2015	Aaa	500,000	507,170

					3,175,434

VIRGINIA - 2.3%
Chesterfield County, Public Impt., G.O. Bond	3.500%	1/1/2015	Aaa	1,000,000	1,000,000
Fairfax County Industrial Development Authority, Inova Health, Series C, Revenue Bond	5.000%	5/15/2018	Aa2	500,000	566,575
Fairfax County, Public Impt., Prerefunded Balance, Series A, G.O. Bond	4.000%	4/1/2017	Aaa	2,000,000	2,019,180
Norfolk Economic Development Authority, Sentara Healthcare, Series B, Revenue Bond	4.000%	11/1/2018	Aa2	400,000	442,088
Norfolk, Water Revenue, Revenue Bond	5.000%	11/1/2016	Aa2	1,075,000	1,163,494
Norfolk, Water Revenue, Revenue Bond	5.000%	11/1/2018	Aa2	725,000	830,335
The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

VIRGINIA (continued)
Richmond, Multiple Utility Impt., Series A, Revenue Bond	5.000%	1/15/2019	Aa2	$1,000,000	$1,150,290
Virginia Resources Authority, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2019	Aaa	1,290,000	1,509,777

					8,681,739

WASHINGTON - 6.1%
Benton County Public Utility District No. 1, Revenue Bond	5.000%	11/1/2018	Aa3	400,000	454,936
Everett Water & Sewer, Revenue Bond	5.000%	12/1/2018	AA2	1,730,000	1,984,448
Everett Water & Sewer, Revenue Bond	5.000%	12/1/2020	AA2	1,330,000	1,578,284
Everett, G.O. Bond[4]	0.420%	12/1/2034	AA2	1,000,000	1,000,270
King County Sewer Revenue, Series B, Revenue Bond	5.000%	1/1/2020	Aa2	750,000	879,547
King County, G.O. Bond	5.000%	1/1/2017	Aa1	2,000,000	2,175,100
Seattle Municipal Light & Power, Series A, Revenue Bond	5.000%	6/1/2019	Aa2	1,675,000	1,940,019
Seattle Municipal Light & Power, Series B, Revenue Bond	4.000%	2/1/2016	Aa2	550,000	572,253
Seattle Municipal Light & Power, Series B, Revenue Bond	5.000%	2/1/2017	Aa2	1,585,000	1,728,173
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	5.000%	9/1/2021	Aa1	2,000,000	2,399,360
Snohomish County Public Utility District No. 1, Revenue Bond	5.000%	12/1/2016	Aa3	740,000	803,581
Tacoma, Water Revenue, Series A, Revenue Bond	4.000%	12/1/2018	Aa2	1,000,000	1,106,870
Washington Health Care Facilities Authority, Multicare Health System, Series A, Revenue Bond, AGC	4.000%	8/15/2016	Aa3	525,000	552,851
Washington Health Care Facilities Authority, Providence Health & Services, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	475,000	540,322
Washington State, Correctional Facilities Impt., Series C, Prerefunded Balance, G.O. Bond, NATL	5.000%	1/1/2027	Aa1	4,905,000	5,331,392

					23,047,406

WEST VIRGINIA - 0.3%
Fairmont, Series D, Revenue Bond, AGM	3.000%	7/1/2018	A2	1,210,000	1,284,863

WISCONSIN - 2.4%
Milwaukee Sewerage System, Sewer Impt., Series S1, Revenue Bond	5.000%	6/1/2021	Aa2	470,000	559,220

The accompanying notes are an integral part of the financial statements.

20

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

WISCONSIN (continued)
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit, Series A, Revenue Bond	5.000%	11/15/2018	Aa2	$600,000	$685,704
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Series A, Revenue Bond	4.000%	4/1/2017	AA2	565,000	605,036
Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc., Revenue Bond	3.000%	8/15/2019	A1	510,000	541,518
Wisconsin Public Power, Inc., Series A, Revenue Bond, AGM	5.000%	7/1/2016	A1	515,000	549,428
Wisconsin Public Power, Inc., Series A, Revenue Bond, AGM	5.250%	7/1/2020	A1	1,100,000	1,253,538
Wisconsin State, Public Impt., Prerefunded Balance, Series E, G.O. Bond, FGIC	5.000%	5/1/2015	Aa2	1,000,000	1,016,140
Wisconsin State, Public Impt., Series D, Prerefunded Balance, G.O. Bond	5.000%	5/1/2018	Aa2	400,000	424,592
WPPI Energy, Series A, Revenue Bond	4.000%	7/1/2017	A1	1,120,000	1,208,536
WPPI Energy, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,346,340

					9,190,052

TOTAL MUNICIPAL BONDS
(Identified Cost $354,480,445)					356,018,493

SHORT-TERM INVESTMENT - 4.1%
Dreyfus AMT - Free Municipal Reserves - Class R
(Identified Cost $15,508,171)	0.01%[5]			15,508,171	15,508,171

TOTAL INVESTMENTS - 98.7%
(Identified Cost $369,988,616)					371,526,664
OTHER ASSETS, LESS LIABILITIES - 1.3%					4,744,073

NET ASSETS - 100%					$376,270,737

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BHAC (Berkshire Hathaway Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2014, there is no rating available (unaudited).

4The coupon rate is floating and is the effective rate as of December 31, 2014.

5Rate shown is the current yield as of December 31, 2014.

The accompanying notes are an integral part of the financial statements.

21

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $369,988,616) (Note 2)	$371,526,664
Interest receivable	4,733,390
Receivable for fund shares sold	499,662

TOTAL ASSETS	376,759,716

LIABILITIES:

Accrued management fees (Note 3)	169,325
Accrued fund accounting and administration fees (Note 3)	29,727
Accrued transfer agent fees (Note 3)	1,205
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	248,453
Other payables and accrued expenses	39,862

TOTAL LIABILITIES	488,979

TOTAL NET ASSETS	$376,270,737

NET ASSETS CONSIST OF:

Capital stock	$342,039
Additional paid-in-capital	374,754,432
Undistributed net investment income	645,813
Accumulated net realized loss on investments	(1,009,595)
Net unrealized appreciation on investments	1,538,048

TOTAL NET ASSETS	$376,270,737

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($376,270,737/34,203,865 shares)	$11.00

The accompanying notes are an integral part of the financial statements.

22

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Interest	$4,714,553
Dividends	263

Total Investment Income	4,714,816

EXPENSES:

Management fees (Note 3)	1,811,245
Fund accounting and administration fees (Note 3)	114,237
Transfer agent fees (Note 3)	4,945
Directors’ fees (Note 3)	3,718
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	13,333
Miscellaneous	62,984

Total Expenses	2,013,622

NET INVESTMENT INCOME	2,701,194

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments	(491,642)
Net change in unrealized appreciation (depreciation) on investments	3,108,451

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,616,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,318,003

The accompanying notes are an integral part of the financial statements.

23

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,701,194	$3,938,992
Net realized gain (loss) on investments	(491,642)	4,579,179
Net change in unrealized appreciation (depreciation) on investments	3,108,451	(12,957,794)

Net increase (decrease) from operations	5,318,003	(4,439,623)

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(2,488,998)	(3,761,243)
From net realized gain on investments	—	(6,070,344)

Total distributions to shareholders	(2,488,998)	(9,831,587)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	37,762,519	17,722,083

Net increase in net assets	40,591,524	3,450,873

NET ASSETS:

Beginning of year	335,679,213	332,228,340

End of year (including undistributed net investment income of $ 645,813 and $ 441,622, respectively)	$376,270,737	$335,679,213

The accompanying notes are an integral part of the financial statements.

24

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.91	$11.39	$11.28	$10.77	$11.17

Income (loss) from investment operations:
Net investment income[1]	0.08	0.14	0.20	0.30	0.40
Net realized and unrealized gain (loss) on investments	0.09	(0.29)	0.14	0.58	(0.35)

Total from investment operations	0.17	(0.15)	0.34	0.88	0.05

Less distributions to shareholders:
From net investment income	(0.08)	(0.13)	(0.20)	(0.29)	(0.45)
From net realized gain on investments	—	(0.20)	(0.03)	(0.08)	— [2]

Total distributions to shareholders	(0.08)	(0.33)	(0.23)	(0.37)	(0.45)

Net asset value - End of year	$11.00	$10.91	$11.39	$11.28	$10.77

Net assets - End of year (000’s omitted)	$376,271	$335,679	$332,228	$306,440	$276,970

Total return[3]	1.51%	(1.28%)	3.01%	8.25%	0.41%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.56%	0.57%	0.57%	0.58%	0.58%
Net investment income	0.75%	1.21%	1.71%	2.67%	3.51%
Portfolio turnover	25%	58%	9%	53%	3%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[4]

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

25

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$356,018,493	$—	$356,018,493	$—
Mutual fund	15,508,171	15,508,171	—	—

Total assets	$371,526,664	$15,508,171	$356,018,493	$—

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

27

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

28

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $153,430,210 and $85,325,086 respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Diversified Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,642,752	$84,158,145	5,824,539	$65,237,733
Reinvested	209,581	2,308,920	864,398	9,521,121
Repurchased	(4,422,619)	(48,704,546)	(5,074,072)	(57,036,771)

Total	3,429,714	$37,762,519	1,614,865	$17,722,083

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, $8,005 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

29

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$—	$130,708
Tax exempt income	2,488,998	3,737,163
Long-term capital gains	—	5,963,716

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$369,988,616
Unrealized appreciation	2,053,106
Unrealized depreciation	(515,058)

Net unrealized appreciation	$1,538,048

Undistributed tax exempt income	$645,813
Capital loss carryforward	$1,009,595

As of December 31, 2014, the Series had net short-term capital loss carryforwards of $221,925 and net long-term capital loss carryforwards of $787,670, which may be carried forward indefinitely.

30

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

31

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $2,488,998 as tax exempt dividends for the year ended December 31, 2014. It is the intention of the Series to designate the maximum allowable under tax law.

32

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

33

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

34

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

35

Diversified Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

36

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

37

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/14-AR

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

Domestic fixed income markets did well during 2014 and most sectors provided robust positive absolute returns. Municipal bonds and longer-term Treasury securities were the standout performers. Contrary to consensus expectations at the beginning of the year, yields of bonds with longer-term maturities moved lower during 2014. The 10-year U.S. Treasury yield fell from 3% at the end of 2013 to 2.2% as of December 31, 2014. From a credit quality perspective, investment-grade securities generally outperformed high yield bonds.

During the year, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 4.27%. Over the same time period, the New York Tax Exempt Series returned 1.28%, underperforming its benchmark.

Contributing to the relative performance shortfall during 2014 was the Series’ concentration in shorter duration securities relative to the benchmark. The downward shift on the long end of the Treasury yield curve during the year led to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risks of rising yields. Offsetting a portion of this relative performance headwind was the Series’ exposure to areas of the market that did well, such as revenue bonds. During the year we added investments in lower rated securities such as hospital bonds and housing bonds, which also performed well on a relative basis.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in an attempt to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

For regulatory purposes, this is not an offering in all states. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit quality ratings for each issue are obtained from Bloomberg using ratings derived from Moody’s Investors Services (Moody’s) or Standard & Poor’s. When ratings from Moody’s are not available, ratings from Standard & Poor’s are used. All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

New York Tax Exempt Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[3]	1.28%	2.25%	3.00%	4.00%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	4.27%	3.61%	4.04%	4.87%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2014 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.58%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.58% for the year ended December 31, 2014.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14
Actual	$1,000.00	$1,000.30	$2.87
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.33	$2.91

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period) of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 94.4%
Albany City School District, G.O. Bond, BAM	4.000%	6/15/2017	AA2	$200,000	$215,584
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2016	AA2	505,000	547,309
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2018	AA2	1,295,000	1,479,499
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2019	AA2	1,125,000	1,307,644
Amherst, Public Impt., G.O. Bond	5.000%	9/15/2018	Aa2	365,000	417,118
Arlington Central School District, G.O. Bond	4.000%	12/15/2020	Aa2	400,000	453,320
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	342,051
Auburn City School District, G.O. Bond, BAM	2.000%	6/15/2018	AA2	225,000	230,931
Bay Shore Union Free School District, G.O. Bond	4.000%	1/15/2018	Aa3	1,175,000	1,283,969
Beacon, Public Impt., Series A, G.O. Bond	3.000%	10/1/2018	Aa3	675,000	722,743
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa1	500,000	509,290
Bedford, Public Impt., G.O. Bond	2.000%	6/15/2015	AAA[2]	275,000	277,359
Binghamton, G.O. Bond, AGM	5.000%	8/15/2017	A2	200,000	205,838
Binghamton, Public Impt., G.O. Bond, MAC	3.125%	1/15/2017	A2	400,000	418,852
Briarcliff Manor, Public Impt., Series A, G.O. Bond	3.000%	2/1/2020	Aa2	265,000	286,044
Brookhaven, Public Impt., Series A, G.O. Bond	3.000%	2/1/2019	Aa2	1,385,000	1,486,687
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, NATL	5.000%	9/1/2016	Aa1	525,000	541,396
Cattaraugus County, Highway Impt., G.O. Bond	2.000%	4/15/2019	A1	405,000	411,703
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	A2	500,000	492,375
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	283,045
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	559,090
Clarkstown, G.O. Bond	4.000%	5/15/2019	AAA[2]	375,000	418,253
Copiague Union Free School District, G.O. Bond	2.000%	5/1/2015	A1	500,000	502,890
DeWitt, Public Impt., G.O. Bond	3.000%	5/15/2017	AA2	315,000	331,355
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2015	Aa2	250,000	259,065
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2018	Aa2	640,000	711,104
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa2	360,000	361,073
East Irondequoit Central School District, G.O. Bond	3.000%	6/15/2018	Aa2	310,000	330,150
East Islip Union Free School District, G.O. Bond	5.000%	6/15/2018	AA2	305,000	346,343
East Islip Union Free School District, Series A, G.O. Bond	4.000%	6/15/2015	AA2	345,000	350,810
Erie County Fiscal Stability Authority, Series A, Revenue Bond	4.125%	5/15/2018	Aa1	450,000	495,900
Erie County Fiscal Stability Authority, Series A, Revenue Bond	4.000%	3/15/2019	Aa1	600,000	665,916
Erie County Fiscal Stability Authority, Series C, Revenue Bond	5.000%	3/15/2018	Aa1	1,025,000	1,154,755
Erie County Water Authority, Revenue Bond	5.000%	12/1/2017	Aa2	300,000	334,710
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	583,325

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Fairport Central School District, School Impt., G.O. Bond	2.000%	6/15/2018	AA2	$305,000	$315,035
Gananda Central School District, G.O. Bond	3.000%	6/15/2019	AA2	250,000	265,997
Gates Chili Central School District, School Impt., G.O. Bond	2.000%	6/15/2019	Aa3	215,000	220,762
Geneva, Public Impt., G.O. Bond	2.500%	2/1/2017	A2	870,000	902,321
Greece Central School District, G.O. Bond, AGM	5.000%	6/15/2015	Aa3	500,000	511,045
Greece Central School District, G.O. Bond, AGM	4.000%	6/15/2019	Aa3	2,675,000	2,847,136
Herricks Union Free School District, G.O. Bond	2.000%	11/1/2017	Aa2	420,000	434,641
Horseheads Central School District, G.O. Bond	2.000%	6/15/2015	Aa3	540,000	543,985
Huntington, Public Impt., G.O. Bond	3.000%	7/15/2015	Aaa	925,000	938,829
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	500,000	505,765
Jamestown City School District, G.O. Bond	3.000%	4/1/2019	A1	200,000	209,442
Kings Park Central School District, G.O. Bond	2.000%	8/1/2020	Aa2	500,000	510,460
Lockport City School District, G.O. Bond, AGM	2.000%	8/1/2019	A1	450,000	458,451
Long Island Power Authority, Prerefunded Balance, Series A, Revenue Bond, NATL	5.250%	6/1/2016	A3	750,000	801,757
Longwood Central School District, Suffolk County, School Impt., G.O. Bond	2.250%	6/15/2018	AA2	590,000	615,818
Mamaroneck, Various Purposes, Public Impt., G.O. Bond	2.000%	7/15/2020	Aa1	335,000	345,750
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	11/15/2016	A3	1,545,000	1,675,985
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	11/15/2016	A3	2,590,000	2,809,580
Metropolitan Transportation Authority, Transit Impt., Series 2008C, Revenue Bond	6.500%	11/15/2028	A2	1,000,000	1,204,130
Metropolitan Transportation Authority, Transit Impt., Series A, Revenue Bond, NATL	5.250%	11/15/2017	Aa2	1,000,000	1,125,190
Metropolitan Transportation Authority, Transit Impt., Series A, Revenue Bond, NATL	5.250%	11/15/2018	Aa2	200,000	230,802
Metropolitan Transportation Authority, Transit Impt., Series A-2, Revenue Bond	5.000%	11/15/2017	A2	340,000	379,950
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2018	A2	650,000	742,781
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2019	A2	500,000	580,325
Metropolitan Transportation Authority, Transit Impt., Series D-2, Revenue Bond[3]	0.380%	11/15/2044	A2	600,000	600,342
Metropolitan Transportation Authority, Transit Impt., Series F, Revenue Bond	5.000%	11/15/2017	A2	835,000	933,113
Metropolitan Transportation Authority, Transit Impt., Series F, Revenue Bond	5.000%	11/15/2019	A2	1,000,000	1,160,650

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2015	AA2	$200,000	$201,242
Monroe County Water Authority, Revenue Bond	4.500%	8/1/2016	Aa2	310,000	329,310
Monroe County Water Authority, Revenue Bond	5.000%	8/1/2019	Aa2	455,000	525,197
Monroe County, Public Impt., G.O. Bond, BAM	5.000%	6/1/2018	AA2	500,000	560,255
Naples Central School District, G.O. Bond, BAM	2.500%	6/15/2020	AA2	710,000	744,321
Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Revenue Bond	4.000%	11/15/2016	Aa1	400,000	426,520
Nassau County Sewer & Storm Water Finance Authority, Prerefunded Balance, Series A, Revenue Bond, BHAC	5.000%	11/1/2018	Aa1	350,000	402,461
Nassau County Sewer & Storm Water Finance Authority, Sewer Impt., Series A, Revenue Bond	5.000%	10/1/2017	Aa3	500,000	557,720
Nassau County Sewer & Storm Water Finance Authority, Sewer Impt., Series A, Revenue Bond	5.000%	10/1/2018	Aa3	500,000	571,930
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2018	A2	500,000	560,635
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	2,425,000	2,774,806
New Rochelle City School District, G.O. Bond	5.000%	12/15/2017	Aa2	365,000	409,826
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Revenue Bond	5.000%	8/1/2016	WR4	770,000	826,287
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Series B, Revenue Bond	5.000%	5/1/2017	WR4	285,000	314,178
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Series B, Revenue Bond	5.000%	5/1/2017	WR4	275,000	303,289
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Subseries A-1, Revenue Bond	5.000%	8/1/2016	WR4	255,000	273,641
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries F-1, Revenue Bond	5.000%	2/1/2019	Aa1	1,500,000	1,727,505
New York City Transitional Finance Authority, Future Tax Secured, Subseries A-1, Revenue Bond	5.000%	11/1/2017	Aa1	1,000,000	1,118,790
New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series D, Revenue Bond	5.000%	11/1/2015	Aa1	1,650,000	1,716,511
New York City Water & Sewer System, Prerefunded Balance, Series BB, Revenue Bond	5.000%	6/15/2017	Aa2	200,000	213,458
New York City Water & Sewer System, Prerefunded Balance, Series EE, Revenue Bond	5.000%	6/15/2017	Aa2	450,000	498,240
New York City Water & Sewer System, Prerefunded Balance, Series EE, Revenue Bond	5.000%	6/15/2018	Aa2	175,000	199,355
New York City Water & Sewer System, Series AA, Revenue Bond	5.000%	6/15/2020	Aa2	950,000	1,084,359

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York City Water & Sewer System, Series AA, Revenue Bond	5.000%	6/15/2021	Aa2	$1,905,000	$2,174,424
New York City Water & Sewer System, Series EE, Revenue Bond	5.000%	6/15/2019	Aa2	1,425,000	1,652,003
New York City Water & Sewer System, Series FF-1, Revenue Bond	5.000%	6/15/2018	Aa2	750,000	852,210
New York City Water & Sewer System, Series GG, Revenue Bond	5.000%	6/15/2017	Aa2	465,000	485,106
New York City Water & Sewer System, Series GG, Revenue Bond	4.000%	6/15/2020	Aa2	700,000	786,226
New York City, Public Impt., Prerefunded Balance, Series A, G.O. Bond	5.000%	8/1/2015	WR4	2,765,000	2,843,084
New York City, Public Impt., Prerefunded Balance, Subseries F-1, G.O. Bond, XLCA	5.000%	9/1/2015	Aa2	490,000	505,793
New York City, Public Impt., Prerefunded Balance, Subseries H-A, G.O. Bond	5.000%	3/1/2015	WR4	420,000	423,402
New York City, Public Impt., Subseries D-1, G.O. Bond	5.000%	10/1/2018	Aa2	915,000	1,044,088
New York City, Public Impt., Unrefunded Balance, Subseries F-1, G.O. Bond, XLCA	5.000%	9/1/2019	Aa2	10,000	10,316
New York City, Public Impt., Unrefunded Balance, Subseries H-A, G.O. Bond	5.000%	3/1/2015	AA2	580,000	584,680
New York City, Series A, G.O. Bond, AGM	5.000%	8/1/2015	Aa2	205,000	210,767
New York City, Series B, G.O. Bond	5.000%	8/1/2017	Aa2	1,000,000	1,107,430
New York City, Series B, G.O. Bond	5.000%	8/1/2018	Aa2	1,000,000	1,136,330
New York City, Series E, G.O. Bond	5.000%	8/1/2017	Aa2	2,000,000	2,214,860
New York City, Series F, G.O. Bond	5.000%	8/1/2018	Aa2	450,000	511,349
New York City, Series H, G.O. Bond	4.000%	8/1/2017	Aa2	1,800,000	1,947,438
New York City, Series H, G.O. Bond	4.000%	8/1/2018	Aa2	250,000	275,323
New York Local Government Assistance Corp., Series A, Revenue Bond	5.000%	4/1/2015	AAA[2]	1,000,000	1,012,180
New York Local Government Assistance Corp., Subseries A-5/6, Revenue Bond	5.500%	4/1/2019	Aa1	445,000	522,434
New York Municipal Bond Bank Agency, Revenue Bond	4.000%	12/1/2017	AA2	2,000,000	2,179,260
The New York Power Authority, Series A, Revenue Bond	4.000%	11/15/2018	Aa1	220,000	244,033
The New York Power Authority, Series A, Revenue Bond, FGIC	5.000%	11/15/2016	Aa1	900,000	937,170
The New York Power Authority, Series C, Revenue Bond, NATL	5.000%	11/15/2017	Aa1	500,000	559,435
New York State Dormitory Authority, Consolidated Service Contract, Revenue Bond	5.000%	7/1/2019	Aa2	750,000	865,935
New York State Dormitory Authority, Public Impt., Series B, Revenue Bond	5.000%	3/15/2019	Aa1	1,000,000	1,153,310

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Dormitory Authority, Public Impt., Series D, Revenue Bond	5.000%	6/15/2018	Aa1	$2,500,000	$2,839,775
New York State Dormitory Authority, Public Impt., Series E, Revenue Bond	5.000%	8/15/2017	Aa1	3,000,000	3,332,550
New York State Dormitory Authority, Rochester Institute of Technology, Prerefunded Balance, Series A, Revenue Bond	5.750%	7/1/2018	A1	500,000	582,805
New York State Dormitory Authority, Rochester Institute of Technology, Revenue Bond	4.000%	7/1/2017	A1	300,000	323,481
New York State Dormitory Authority, School Impt., Series A, Revenue Bond, AGM	3.000%	10/1/2017	A2	750,000	791,835
New York State Dormitory Authority, Series F, Revenue Bond, AGM	5.000%	10/1/2017	A2	2,750,000	3,063,473
New York State Dormitory Authority, University & College Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	225,000	261,063
New York State Environmental Facilities Corp., Public Impt., Series A, Revenue Bond	5.000%	12/15/2017	Aa1	1,300,000	1,458,444
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2017	Aaa	1,000,000	1,107,360
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2019	Aaa	1,500,000	1,746,030
New York State Environmental Facilities Corp., Subseries A, Revenue Bond	5.000%	6/15/2019	Aaa	2,220,000	2,584,124
New York State Environmental Facilities Corp., Subseries A, Revenue Bond	5.000%	6/15/2020	Aaa	1,250,000	1,484,763
New York State Environmental Facilities Corp., Water Utility Impt., Series E, Revenue Bond	4.000%	11/15/2018	Aaa	500,000	554,415
New York State Thruway Authority Highway & Bridge Trust Fund, Series B, Revenue Bond	5.000%	4/1/2018	AA2	225,000	253,939
New York State Thruway Authority Highway & Bridge Trust Fund, Series B, Revenue Bond	5.000%	4/1/2019	AA2	350,000	399,126
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2015	Aa1	500,000	504,995
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2015	Aa1	500,000	504,995
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2017	Aa1	470,000	515,040
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2020	Aa1	550,000	646,927
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	5.000%	1/1/2018	A2	590,000	659,762
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	525,000	577,705
New York State Thruway Authority, Prerefunded Balance, Series B, Revenue Bond AMBAC	5.000%	10/1/2015	WR4	335,000	347,161
New York State Thruway Authority, Revenue Bond	5.000%	4/1/2018	AA2	2,025,000	2,285,455

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Thruway Authority, Unrefunded Balance, Series B, Revenue Bond AMBAC	5.000%	4/1/2019	AA2	$2,165,000	$2,240,710
New York State Urban Development Corp., Public Impt., Series A-2, Revenue Bond, AMBAC	5.500%	3/15/2017	Aa1	505,000	558,914
New York State Urban Development Corp., Public Impt., Series B, Revenue Bond	5.000%	3/15/2017	Aa1	675,000	739,685
New York State Urban Development Corp., Series D, Revenue Bond	5.250%	1/1/2017	AA2	1,500,000	1,636,575
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2018	Aa1	3,440,000	3,888,645
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2021	Aa1	1,000,000	1,199,900
New York State, Water Utility Impt., Series E, G.O. Bond	5.000%	12/15/2019	Aa1	565,000	665,220
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	512,015
Niagara-Wheatfield Central School District, G.O. Bond, NATL	4.125%	2/15/2019	A2	610,000	646,148
Niagara-Wheatfield Central School District, G.O. Bond, NATL	4.125%	2/15/2020	A2	850,000	896,155
Niskayuna Central School District, G.O. Bond	3.000%	4/15/2018	AA2	360,000	383,731
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	450,748
North Hempstead, G.O. Bond	3.000%	5/1/2015	Aa1	375,000	378,570
Oneida County, Public Impt., G.O. Bond, AGM	2.500%	5/15/2019	A1	500,000	524,790
Oneida County, Public Impt., G.O. Bond, AGM	3.000%	5/1/2020	A1	400,000	418,560
Onondaga County, Public Impt., G.O. Bond	4.000%	5/1/2017	Aa2	500,000	539,090
Onondaga County, Public Impt., G.O. Bond	4.000%	5/1/2018	Aa2	1,400,000	1,538,810
Onondaga County, Public Impt., G.O. Bond	5.000%	5/1/2020	Aa2	250,000	295,157
Onondaga County, Public Impt., Series A, G.O. Bond	3.000%	3/1/2015	Aa2	1,000,000	1,004,770
Onondaga County, Public Impt., Series A, G.O. Bond	5.000%	3/1/2017	Aa2	220,000	240,909
Ontario County, Public Impt., G.O. Bond	3.000%	4/15/2015	Aa1	200,000	201,566
Orange County, Series A, G.O. Bond	5.000%	7/15/2015	Aa3	500,000	513,055
Orange County, Series A, G.O. Bond	5.000%	7/15/2017	Aa3	550,000	609,840
Ossining Union Free School District, School Impt., G.O. Bond	2.250%	9/1/2016	Aa2	730,000	752,813
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	397,953
Pleasantville Union Free School District, G.O. Bond	4.000%	5/1/2015	Aa2	530,000	536,556
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 173, Revenue Bond	5.000%	12/1/2018	Aa3	1,665,000	1,911,720
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2016	Aa3	460,000	499,233
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2018	Aa3	400,000	459,272
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2016	Aa3	400,000	420,260

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2019	Aa3	$200,000	$223,528
Port Washington Union Free School District, G.O. Bond	4.000%	7/1/2017	Aa1	300,000	324,804
Putnam County, Parking Facility Impt., G.O. Bond	2.000%	11/15/2018	Aa2	300,000	310,323
Rensselaer County, Nursing Homes, Public Impt., G.O. Bond	2.000%	7/15/2020	AA2	930,000	943,057
Rochester, School Impt., Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	113,592
Rochester, School Impt., Series II, G.O. Bond	5.000%	2/1/2019	Aa3	1,625,000	1,860,511
Roslyn Union Free School District, G.O. Bond	5.000%	10/15/2020	Aa1	215,000	254,915
Sachem Central School District, G.O. Bond	3.000%	7/15/2016	AA2	1,005,000	1,046,376
Sachem Central School District, G.O. Bond, NATL	5.250%	10/15/2017	A3	225,000	252,949
Saratoga Springs City School District, G.O. Bond	4.000%	6/15/2015	AA2	500,000	508,765
Scarsdale Union Free School District, G.O. Bond	4.000%	6/1/2015	Aaa	270,000	274,377
Scarsdale Union Free School District, G.O. Bond	5.000%	2/1/2017	Aaa	320,000	348,589
Shenendehowa Central School District, G.O. Bond	4.000%	7/15/2020	AA2	475,000	538,769
Skaneateles Central School District, G.O. Bond	2.000%	6/15/2015	AA2	660,000	665,049
Skaneateles Central School District, G.O. Bond	4.000%	6/15/2015	AA2	280,000	284,690
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, NATL	5.375%	6/15/2018	A1	95,000	97,183
South Huntington Union Free School District, G.O. Bond	2.250%	3/15/2015	Aa1	250,000	251,085
South Jefferson Central School District, G.O. Bond, BAM	2.000%	6/15/2019	AA2	710,000	724,697
South Orangetown Central School District, G.O. Bond	3.000%	8/1/2015	Aa2	230,000	233,528
Southampton Union Free School District, G.O. Bond	2.500%	6/1/2015	Aaa	950,000	959,177
Suffolk County Water Authority, Revenue Bond	5.000%	6/1/2021	AA2	1,225,000	1,465,443
Suffolk County Water Authority, Revenue Bond	4.000%	6/1/2022	AA2	200,000	226,100
Suffolk County Water Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond, NATL	4.500%	6/1/2027	A3	1,160,000	1,181,031
Suffolk County Water Authority, Water Utility Impt., Revenue Bond	5.000%	6/1/2018	AA2	2,000,000	2,268,760
Suffolk County Water Authority, Water Utility Impt., Series A, Revenue Bond	5.000%	6/1/2018	AA2	200,000	226,876
Sullivan County, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	1,015,000	1,044,435
Syracuse, Public Impt., Series A, G.O. Bond, AGM	4.000%	6/1/2018	A1	545,000	596,214
Three Village Central School District Brookhaven & Smithtown, G.O. Bond	3.500%	5/1/2015	Aa2	1,000,000	1,011,180
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2017	AA2	260,000	266,958
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2018	AA2	365,000	375,260
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	355,000	364,549

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Triborough Bridge & Tunnel Authority, General Purpose, Prerefunded Balance, Series A, Revenue Bond, NATL	4.750%	1/1/2016	AA2	$300,000	$313,290
Triborough Bridge & Tunnel Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	5/15/2018	Aa3	530,000	601,417
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2018	Aa3	890,000	1,022,681
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2019	Aa3	1,075,000	1,258,857
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Series C, Revenue Bond	5.000%	11/15/2018	WR4	305,000	350,689
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Subseries D, Revenue Bond	5.000%	11/15/2018	WR4	310,000	356,438
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2017	Aa3	1,325,000	1,446,542
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2017	Aa3	350,000	392,028
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2018	Aa3	250,000	277,813
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2019	Aa3	820,000	960,245
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,221,480
Triborough Bridge & Tunnel Authority, Series C, Revenue Bond	5.000%	11/15/2018	Aa3	500,000	574,540
Ulster County, Public Impt., G.O. Bond	4.000%	11/15/2019	AA2	510,000	570,960
Union Endicott Central School District, G.O. Bond, BAM	2.125%	6/15/2019	AA2	580,000	596,130
Union Endicott Central School District, G.O. Bond, NATL	4.125%	6/15/2015	A3	865,000	880,189
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	594,545
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	551,150
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	316,317
Wellsville Central School District, G.O. Bond, AGM	4.000%	6/15/2016	A2	950,000	995,581
Westchester County, Prerefunded Balance, Series A, G.O. Bond	3.000%	10/15/2017	WR4	5,000	5,317
Westchester County, Public Impt., Series A, G.O. Bond	3.000%	1/15/2015	Aa1	500,000	500,570
Westchester County, Unrefunded Balance, Series A, G.O. Bond	3.000%	10/15/2017	Aa1	410,000	435,399
Westchester County, Unrefunded Balance, Series C, G.O. Bond	5.000%	11/1/2017	Aa1	495,000	553,652
Wilson Central School District, G.O. Bond	3.000%	6/15/2018	Aa3	420,000	445,977

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Investment Portfolio - December 31, 2014

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Yonkers, Series C, G.O. Bond, AGM	2.000%	10/15/2017	A2	$500,000	$513,955

TOTAL MUNICIPAL BONDS (Identified Cost $169,693,142)					170,631,085

SHORT-TERM INVESTMENT - 4.6%
Dreyfus BASIC New York Municipal Money Market Fund (Identified Cost $8,297,358)	0.00%[5]			8,297,358	8,297,358

TOTAL INVESTMENTS - 99.0% (Identified Cost $177,990,500)					178,928,443
OTHER ASSETS, LESS LIABILITIES - 1.0%					1,800,815

NET ASSETS - 100%					$180,729,258

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

BHAC (Berkshire Hathaway Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

MAC (Municipal Assurance Corp.)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1 Credit ratings from Moody’s (unaudited).

2 Credit ratings from S&P (unaudited).

3 The coupon rate is floating and is the effective rate as of December 31, 2014.

4 Credit rating has been withdrawn. As of December 31, 2014, there is no rating available (unaudited).

5 Rate shown is the current yield as of December 31, 2014. Rate is less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $177,990,500) (Note 2)	$178,928,443
Interest receivable	1,516,041
Receivable for fund shares sold	418,084

TOTAL ASSETS	180,862,568

LIABILITIES:

Accrued management fees (Note 3)	79,518
Accrued fund accounting and administration fees (Note 3)	20,206
Accrued transfer agent fees (Note 3)	1,169
Accrued Chief Compliance Officer service fees (Note 3)	407
Audit fees payable	18,930
Payable for fund shares repurchased	2,920
Other payables and accrued expenses	10,160

TOTAL LIABILITIES	133,310

TOTAL NET ASSETS	$180,729,258

NET ASSETS CONSIST OF:

Capital stock	$173,370
Additional paid-in-capital	179,392,146
Undistributed net investment income	225,799
Net unrealized appreciation on investments	937,943

TOTAL NET ASSETS	$180,729,258

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($180,729,258/17,336,987 shares)	$10.42

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Interest	$2,156,897
Dividends	3

Total Investment Income	2,156,900

EXPENSES:

Management fees (Note 3)	854,380
Fund accounting and administration fees (Note 3)	81,389
Transfer agent fees (Note 3)	4,847
Chief Compliance Officer service fees (Note 3)	3,160
Directors’ fees (Note 3)	1,980
Custodian fees	7,514
Miscellaneous	43,175

Total Expenses	996,445

NET INVESTMENT INCOME	1,160,455

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	515,310
Net change in unrealized appreciation on investments	560,816

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,076,126

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,236,581

The accompanying notes are an integral part of the financial statements.

16

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,160,455	$2,591,125
Net realized gain on investments	515,310	661,703
Net change in unrealized appreciation (depreciation) on investments	560,816	(6,186,732)

Net increase (decrease) from operations	2,236,581	(2,933,904)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,062,965)	(2,490,573)
From net realized gain on investments	(789,676)	(536,179)

Total distributions to shareholders	(1,852,641)	(3,026,752)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	16,509,561	7,010,989

Net increase in net assets	16,893,501	1,050,333

NET ASSETS:

Beginning of year	163,835,757	162,785,424

End of year (including undistributed net investment income of $ 225,799 and $148,393, respectively)	$180,729,258	$163,835,757

The accompanying notes are an integral part of the financial statements.

17

New York Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.40	$10.78	$10.63	$10.19	$10.55

Income (loss) from investment operations:
Net investment income[1]	0.07	0.17	0.19	0.28	0.36
Net realized and unrealized gain (loss) on investments	0.07	(0.36)	0.16	0.56	(0.32)

Total from investment operations	0.14	(0.19)	0.35	0.84	0.04

Less distributions to shareholders:
From net investment income	(0.07)	(0.16)	(0.20)	(0.27)	(0.39)
From net realized gain on investments	(0.05)	(0.03)	— [2]	(0.13)	(0.01)

Total distributions to shareholders	(0.12)	(0.19)	(0.20)	(0.40)	(0.40)

Net asset value - End of year	$10.42	$10.40	$10.78	$10.63	$10.19

Net assets - End of year (000’s omitted)	$180,729	$163,836	$162,785	$158,092	$136,225

Total return[3]	1.28%	(1.72%)	3.31%	8.37%	0.32%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.58%	0.60%	0.60%	0.61%	0.61%
Net investment income	0.68%	1.57%	1.72%	2.66%	3.41%
Portfolio turnover	43%	33%	7%	48%	7%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	N/A	0.00%[4]

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

18

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$170,631,085	$—	$170,631,085	$—
Mutual fund	8,297,358	8,297,358	—	—

Total assets	$178,928,443	$8,297,358	$170,631,085	$—

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

21

New York Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $96,448,888 and $68,270,425, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,760,068	$28,891,095	2,178,237	$23,145,910
Reinvested	169,423	1,771,520	272,986	2,861,445
Repurchased	(1,350,557)	(14,153,054)	(1,800,802)	(18,996,366)

Total	1,578,934	$16,509,561	650,421	$7,010,989

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, $20,084 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

22

New York Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Tax exempt income	$1,063,499	$2,490,573
Long-term capital gains	789,142	536,179

At December 31, 2014,the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$177,969,342
Unrealized appreciation	1,092,305
Unrealized depreciation	(133,204)

Net unrealized appreciation	$959,101

Undistributed tax exempt income	$204,641

23

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

24

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,063,499 as tax exempt dividends for the year ended December 31, 2014. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $561,603 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

25

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

26

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

28

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

29

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/14-AR

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds.

Performance Commentary

Domestic fixed income markets did well during 2014 and most sectors provided positive absolute returns. Municipal bonds and longer-term Treasury securities were the standout performers. Contrary to consensus expectations at the beginning of the year, the yields of bonds with longer-term maturities moved lower during 2014. The 10-year U.S. Treasury yield fell from 3% at the end of 2013 to 2.2% as of December 31, 2014. From a credit quality perspective, investment-grade securities generally outperformed high yield bonds.

The Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index returned 6.37% during 2014. The Core Bond Series returned 3.62%, trailing the benchmark on a relative basis.

Contributing to the relative performance shortfall during 2014 was the Series’ concentration in shorter duration securities and a meaningful underweight to Treasuries relative to the benchmark. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. The downward shift on the long end of the Treasury yield curve during the year led to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risks of rising yields. Corporate bonds did well, particularly during the first and second quarters, which helped drive the Series’ solid full year absolute performance. During the third and fourth quarter, however, corporate bond returns generally trailed other sectors.

Regarding sector and quality characteristics, the Series is notably tilted toward corporate bonds and is significantly overweight in that sector relative to the benchmark. This sector has been a primary focus area for us over the past few years, and we believe it remains an attractive option for many fixed income investors in 2015 as businesses continue to experience the benefits of a slowly improving U.S. economy. The bulk of the Series’ holdings are rated BBB or higher by Standard & Poor’s. Regarding U.S. Treasuries, the Series is significantly underweight relative to the benchmark as we do not believe yields in that sector offer investors sufficient compensation for interest rate risk in the current environment. The Series also has a meaningful allocation to commercial mortgage-backed securities.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in an attempt to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Core Bond Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Bond Series[3]	3.62%	5.37%	5.23%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[4]	6.37%	4.49%	4.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception2 (4/21/05) to present (12/31/14) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.70%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.70% for the year ended December 31, 2014.

4The unmanaged Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14
Actual	$1,000.00	$997.10	$3.47
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.73	$3.52

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Core Bond Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 78.8%

Convertible Corporate Bonds - 0.5%
Consumer Discretionary - 0.5%
Internet & Catalog Retail - 0.5%
The Priceline Group, Inc., 0.35%, 6/15/2020 (Identified Cost $800,738)	BBB	[2]	$655,000	$730,325

Non-Convertible Corporate Bonds - 78.3%
Consumer Discretionary - 9.7%
Auto Components - 0.6%
Delphi Corp., 5.00%, 2/15/2023	Baa3		820,000	875,334

Automobiles - 1.6%
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3		2,010,000	2,489,705

Diversified Consumer Services - 1.1%
Block Financial LLC, 5.50%, 11/1/2022	Baa2		1,470,000	1,615,102

Hotels, Restaurants & Leisure - 0.9%
Yum! Brands, Inc., 6.25%, 4/15/2016	Baa3		825,000	875,432
Yum! Brands, Inc., 6.25%, 3/15/2018	Baa3		461,000	515,755

				1,391,187

Household Durables - 2.5%
NVR, Inc., 3.95%, 9/15/2022	Baa2		1,775,000	1,820,614
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3		1,512,000	1,618,513
Whirlpool Corp., 2.40%, 3/1/2019	Baa2		385,000	382,638

				3,821,765

Media - 1.9%
21st Century Fox America, Inc., 6.90%, 3/1/2019	Baa1		615,000	725,178
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2		1,280,000	1,415,359
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2		635,000	697,628

				2,838,165

Multiline Retail - 0.6%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	Baa2		945,000	917,673

Specialty Retail - 0.5%
The TJX Companies, Inc., 2.75%, 6/15/2021	A3		805,000	810,034

Total Consumer Discretionary				14,758,965

Consumer Staples - 2.0%
Beverages - 1.7%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A2		350,000	423,934
Beam Suntory, Inc., 1.75%, 6/15/2018	Baa2		1,000,000	989,517
Pernod-Ricard S.A. (France)[3], 5.75%, 4/7/2021	Baa3		755,000	867,251
SABMiller plc (United Kingdom)[3], 6.50%, 7/15/2018	Baa1		350,000	399,583

				2,680,285

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Household Products - 0.3%
Energizer Holdings, Inc., 4.70%, 5/19/2021	Baa3	$380,000	$394,294

Total Consumer Staples			3,074,579

Energy - 6.7%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	885,000	1,056,371
Schlumberger Oilfield plc[3], 4.20%, 1/15/2021	Aa3	730,000	792,036
Weatherford International Ltd., 9.625%, 3/1/2019	Baa3	705,000	836,186

			2,684,593

Oil, Gas & Consumable Fuels - 5.0%
CNOOC Nexen Finance 2014 ULC (China), 1.625%, 4/30/2017	Aa3	790,000	786,142
Hess Corp., 8.125%, 2/15/2019	Baa2	630,000	749,569
Kinder Morgan, Inc., 7.00%, 6/15/2017	Baa3	680,000	749,700
Petrobras Global Finance B.V. (Brazil)[4], 1.852%, 5/20/2016	Baa2	1,200,000	1,137,000
Petrobras International Finance Co. S.A. (Brazil), 3.875%, 1/27/2016	Baa2	1,540,000	1,511,202
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	A3	680,000	734,400
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019	A3	1,000,000	1,182,500
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	Baa3	780,000	754,287

			7,604,800

Total Energy			10,289,393

Financials - 38.0%
Banks - 13.7%
Bank of America Corp., 6.875%, 4/25/2018	Baa2	525,000	603,005
Bank of America Corp., 6.875%, 11/15/2018	Baa2	1,000,000	1,162,591
Bank of America Corp., 7.625%, 6/1/2019	Baa2	1,000,000	1,208,612
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020	Baa3	580,000	623,784
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021	Baa3	610,000	818,979
BBVA Bancomer S.A. (Mexico)[3], 6.75%, 9/30/2022	Baa2	1,185,000	1,303,500
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015	Baa2	450,000	462,043
Citigroup, Inc., 8.50%, 5/22/2019	Baa2	2,001,000	2,493,380
HSBC Finance Corp., 6.676%, 1/15/2021	Baa2	1,300,000	1,542,393
HSBC USA Capital Trust I (United Kingdom)[3], 7.808%, 12/15/2026	Baa1	400,000	403,268
Intesa Sanpaolo S.p.A. (Italy), 2.375%, 1/13/2017	Baa2	770,000	776,740
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa2	800,000	828,314
Intesa Sanpaolo S.p.A. (Italy)[3], 6.50%, 2/24/2021	Baa2	800,000	925,482
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3	1,000,000	1,104,705
KeyCorp., 2.30%, 12/13/2018	Baa1	750,000	752,589
Lloyds Bank plc (United Kingdom)[3], 6.50%, 9/14/2020	Baa2	2,445,000	2,833,073
National City Corp., 6.875%, 5/15/2019	Baa1	720,000	845,826
Royal Bank of Scotland Group plc (United Kingdom), 1.875%, 3/31/2017	Baa2	750,000	749,406

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Santander Bank N.A. (Spain), 8.75%, 5/30/2018	Baa2	$650,000	$774,151
Santander Issuances S.A.U. (Spain)[3], 5.911%, 6/20/2016	Baa2	750,000	781,595

			20,993,436

Capital Markets - 3.8%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance[3], 5.00%, 8/1/2021	BBB[2]	400,000	399,500
The Goldman Sachs Group, Inc.[4], 1.332%, 11/15/2018	Baa1	375,000	378,675
The Goldman Sachs Group, Inc., 7.50%, 2/15/2019	Baa1	1,100,000	1,308,407
The Goldman Sachs Group, Inc.[4], 1.836%, 11/29/2023	Baa1	755,000	775,679
Morgan Stanley, 2.125%, 4/25/2018	Baa2	1,400,000	1,400,811
UBS AG (Switzerland)[4], 7.25%, 2/22/2022	BBB[2]	475,000	509,464
UBS AG (Switzerland), 7.625%, 8/17/2022	BBB[2]	435,000	512,150
UBS AG (Switzerland)[4], 4.75%, 5/22/2023	BBB[2]	510,000	514,597

			5,799,283

Consumer Finance - 0.6%
Discover Bank, 4.20%, 8/8/2023	Baa3	865,000	907,670

Diversified Financial Services - 5.4%
CME Group, Inc., 3.00%, 9/15/2022	Aa3	825,000	838,396
General Electric Capital Corp.[4], 0.612%, 5/5/2026	A1	1,270,000	1,180,503
General Electric Capital Corp.[4,5], 7.125%	Baa1	850,000	989,187
ING Bank N.V. (Netherlands)[3], 5.80%, 9/25/2023	Baa2	735,000	815,320
ING Bank N.V. (Netherlands)[4], 4.125%, 11/21/2023	Baa2	790,000	802,698
Jefferies Group LLC, 5.125%, 4/13/2018	Baa3	1,000,000	1,054,608
Jefferies Group LLC, 8.50%, 7/15/2019	Baa3	1,305,000	1,563,782
Voya Financial, Inc., 2.90%, 2/15/2018	Baa3	950,000	972,565

			8,217,059

Insurance - 8.5%
Aegon N.V. (Netherlands)[4], 2.168%, 7/29/2049	Baa1	875,000	753,900
American International Group, Inc., 4.875%, 6/1/2022	Baa1	2,450,000	2,752,193
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2	1,600,000	1,687,906
AXA S.A. (France)[4], 2.663%, 8/29/2049	A3	1,725,000	1,530,938
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	1,575,000	1,732,078
First American Financial Corp., 4.30%, 2/1/2023	Baa3	915,000	916,594
First American Financial Corp., 4.60%, 11/15/2024	Baa3	250,000	253,473
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3	1,980,000	2,225,694
Prudential Financial, Inc.[4], 5.875%, 9/15/2042	Baa2	1,130,000	1,192,150

			13,044,926

Real Estate Investment Trusts (REITS) - 6.0%
Boston Properties LP, 5.875%, 10/15/2019	Baa2	935,000	1,070,972

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2		$1,305,000	$1,459,612
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2		45,000	49,285
Duke Realty LP, 3.75%, 12/1/2024	Baa2		750,000	758,857
HCP, Inc., 6.70%, 1/30/2018	Baa1		655,000	745,934
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2		990,000	1,088,582
Hospitality Properties Trust, 6.70%, 1/15/2018	Baa2		665,000	734,786
Hospitality Properties Trust, 4.50%, 3/15/2025	Baa2		700,000	704,671
Simon Property Group LP, 10.35%, 4/1/2019	A2		990,000	1,294,908
UDR, Inc., 4.625%, 1/10/2022	Baa1		800,000	863,601
Ventas Realty LP - Ventas Capital Corp., 4.75%, 6/1/2021	Baa1		300,000	326,069

				9,097,277

Total Financials				58,059,651

Health Care - 2.7%
Biotechnology - 0.5%
Amgen, Inc., 2.20%, 5/22/2019	Baa1		765,000	761,785

Health Care Equipment & Supplies - 0.3%
Medtronic, Inc.[3], 2.50%, 3/15/2020	A3		500,000	501,311

Health Care Providers & Services - 1.4%
Aetna, Inc., 3.50%, 11/15/2024	Baa2		765,000	777,577
Express Scripts Holding Co., 4.75%, 11/15/2021	Baa3		1,165,000	1,285,639

				2,063,216

Pharmaceuticals - 0.5%
Roche Holdings, Inc. (Switzerland)[3], 6.00%, 3/1/2019	A1		650,000	750,741

Total Health Care				4,077,053

Industrials - 5.0%
Aerospace & Defense - 1.0%
Textron, Inc., 7.25%, 10/1/2019	Baa3		1,245,000	1,477,877

Airlines - 1.3%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	A	[2]	816,533	874,710
Southwest Airlines Co., 5.75%, 12/15/2016	Baa2		371,000	400,849
Southwest Airlines Co., 2.75%, 11/6/2019	Baa2		765,000	768,520

				2,044,079

Commercial Services & Supplies - 0.5%
Waste Management, Inc., 7.375%, 3/11/2019	Baa2		620,000	749,297

Construction & Engineering - 0.5%
Fluor Corp., 3.50%, 12/15/2024	A3		800,000	795,719

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery - 0.9%
Joy Global, Inc., 5.125%, 10/15/2021	Baa2		$325,000	$355,079
Parker-Hannifin Corp., 3.30%, 11/21/2024	A2		1,000,000	1,020,544

				1,375,623

Trading Companies & Distributors - 0.8%
Air Lease Corp., 5.625%, 4/1/2017	BBB	[2]	1,000,000	1,077,500
Air Lease Corp., 3.375%, 1/15/2019	BBB	[2]	185,000	187,313

				1,264,813

Total Industrials				7,707,408

Information Technology - 4.7%
Internet Software & Services - 1.0%
Alibaba Group Holding Ltd. (China)[3], 2.50%, 11/28/2019	A1		750,000	739,888
Tencent Holdings Ltd. (China)[3], 3.375%, 5/2/2019	A3		825,000	838,561

				1,578,449

IT Services - 1.0%
The Western Union Co., 5.253%, 4/1/2020	Baa2		685,000	751,050
Xerox Corp., 2.80%, 5/15/2020	Baa2		825,000	810,395

				1,561,445

Semiconductors & Semiconductor Equipment - 1.4%
KLA-Tencor Corp., 4.125%, 11/1/2021	Baa2		800,000	819,466
Xilinx, Inc., 3.00%, 3/15/2021	A3		1,240,000	1,237,614

				2,057,080

Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc., 2.40%, 5/3/2023	Aa1		465,000	451,979
EMC Corp., 2.65%, 6/1/2020	A1		1,020,000	1,015,092
Hewlett-Packard Co.[4], 1.193%, 1/14/2019	Baa1		570,000	560,247

				2,027,318

Total Information Technology				7,224,292

Materials - 6.7%
Chemicals - 2.6%
The Dow Chemical Co., 5.70%, 5/15/2018	Baa2		300,000	333,046
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2		965,000	1,199,732
Eastman Chemical Co., 5.50%, 11/15/2019	Baa2		200,000	224,703
Eastman Chemical Co., 2.70%, 1/15/2020	Baa2		550,000	553,121
LyondellBasell Industries N.V., 5.00%, 4/15/2019	Baa1		400,000	436,306
The Mosaic Co., 4.25%, 11/15/2023	Baa1		780,000	823,052
Potash Corp. of Saskatchewan, Inc. (Canada), 4.875%, 3/30/2020	A3		340,000	377,886

				3,947,846

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining - 3.4%
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	$1,220,000	$1,433,940
Carpenter Technology Corp., 4.45%, 3/1/2023	Baa3	1,000,000	1,018,421
Freeport-McMoRan, Inc., 3.10%, 3/15/2020	Baa3	650,000	632,276
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	1,250,000	1,284,751
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2	845,000	823,620

			5,193,008

Paper & Forest Products - 0.7%
Domtar Corp., 4.40%, 4/1/2022	Baa3	735,000	754,386
Georgia-Pacific LLC[3], 3.163%, 11/15/2021	Baa1	380,000	382,271

			1,136,657

Total Materials			10,277,511

Telecommunication Services - 2.0%
Wireless Telecommunication Services - 2.0%
America Movil S.A.B. de C.V. (Mexico), 5.00%, 3/30/2020	A2	1,315,000	1,450,103
Crown Castle Towers LLC[3], 6.113%, 1/15/2020	A2	745,000	855,738
Crown Castle Towers LLC[3], 4.883%, 8/15/2020	A2	250,000	274,807
SBA Tower Trust[3], 3.598%, 4/15/2018	Baa3	465,000	466,137

Total Telecommunication Services			3,046,785

Utilities - 0.8%
Gas Utilities - 0.3%
National Fuel Gas Co., 3.75%, 3/1/2023	Baa2	500,000	505,721

Independent Power and Renewable Electricity Producers - 0.5%
Exelon Generation Co. LLC, 5.20%, 10/1/2019	Baa2	675,000	745,889

Total Utilities			1,251,610

Total Non-Convertible Corporate Bonds
(Identified Cost $ 116,979,937)			119,767,247

TOTAL CORPORATE BONDS
(Identified Cost $ 117,780,675)			120,497,572

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

PREFERRED STOCKS - 1.1%

Financials - 1.1%
Banks - 0.6%
U.S. Bancorp., Series F (non-cumulative), 6.50%[6]	Baa1		32,800	$965,960

Real Estate Investment Trusts (REITS) - 0.5%
Public Storage, Series Q, 6.50%	A3		29,910	788,727

TOTAL PREFERRED STOCKS
(Identified Cost $1,567,750)				1,754,687

ASSET-BACKED SECURITIES - 1.5%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[3], 1.639%, 2/15/2021	WR	[7]	$307,498	306,921
FDIC Trust, Series 2011-R1, Class A3, 2.672%, 7/25/2026	WR	[7]	116,701	119,458
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[3], 5.29%, 3/25/2016	Aaa		185,000	186,034
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[3], 3.74%, 2/25/2017	Aaa		595,000	610,452
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A3, 1.92%, 10/15/2019	Aaa		390,000	389,132
SpringCastle America Funding LLC, Series 2014-AA, Class A3, 2.70%, 5/25/2023	WR	[7]	335,919	335,384
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, 1.387%, 11/15/2027	AAA	[2]	410,000	412,079

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $2,339,981)				2,359,460

COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.7%
Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029	AAA	[2]	66,596	69,544
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa		92,702	96,991
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa		125,783	127,594
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA	[2]	284,767	299,468
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM4, 5.568%, 10/12/2041	A3		200,000	212,556
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[3], 3.759%, 4/15/2044	Aaa		56,351	57,728
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[3], 3.156%, 7/10/2046	Aaa		225,264	227,633
Commercial Mortgage Trust, Series 2006-GG7, Class A4[4], 5.819%, 7/10/2038	Aaa		399,661	417,762
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,4], 2.50%, 5/25/2043	AAA	[2]	412,214	396,982

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,4], 2.13%, 2/25/2043	AAA	[2]	$381,735	$359,958
Extended Stay America Trust, Series 2013-ESH7, Class A27[3], 2.958%, 12/5/2031	Aaa		455,000	461,018
Fannie Mae Interest Strip, Series 398, Class C3 (IO), 4.50%, 5/25/2039	WR	[7]	1,552,349	202,312
Fannie Mae Interest Strip, Series 408, Class C1 (IO), 4.00%, 12/25/2040	WR	[7]	1,210,692	208,342
Fannie Mae Interest Strip, Series 409, Class C15 (IO), 4.00%, 11/25/2039	WR	[7]	1,663,611	297,388
Fannie Mae Interest Strip, Series 413, Class C32 (IO), 4.00%, 1/25/2039	WR	[7]	1,690,791	308,147
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	WR	[7]	344,058	343,821
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[4], 1.243%, 4/25/2021	WR	[7]	7,905,972	515,888
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[4], 1.564%, 10/25/2021	WR	[7]	1,211,632	103,729
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[4], 1.502%, 6/25/2022	WR	[7]	9,811,447	872,679
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[4], 0.226%, 4/25/2023	Aaa		14,565,255	228,864
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[4], 0.123%, 5/25/2023	WR	[7]	8,613,438	79,252
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[4], 1.577%, 10/25/2018	Aaa		1,674,050	87,349
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	WR	[7]	420,000	418,199
Freddie Mac REMICS, Series 4132, Class IO (IO), 4.50%, 11/15/2042	WR	[7]	1,162,166	211,163
FREMF Mortgage Trust, Series 2011-K15, Class B3,4, 4.931%, 8/25/2044	WR	[7]	170,000	185,632
FREMF Mortgage Trust, Series 2011-K701, Class B3,4, 4.286%, 7/25/2048	A	[2]	160,000	167,297
FREMF Mortgage Trust, Series 2013-K712, Class B3,4, 3.368%, 5/25/2045	A	[2]	360,000	361,191
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4[4], 5.243%, 1/12/2043	Aaa		650,000	664,334
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM4, 5.284%, 1/12/2043	Baa1		130,000	133,640
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4[4], 5.228%, 12/15/2044	Aaa		297,895	302,883
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[4], 5.875%, 4/15/2045	Aaa		435,000	454,214
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[3], 4.07%, 11/15/2043	AAA	[2]	200,000	214,483
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,4], 3.00%, 3/25/2043	WR	[7]	317,417	313,151

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,4], 3.50%, 5/25/2043	AAA	[2]	$349,874	$354,220
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,4], 3.00%, 6/25/2029	AAA	[2]	371,766	378,240
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[3], 2.767%, 1/20/2041	Aaa		330,000	333,108
Motel 6 Trust, Series 2012-MTL6, Class A2[3], 1.948%, 10/5/2025	AAA	[2]	300,000	299,040
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,4], 3.75%, 11/25/2054	AAA	[2]	433,000	443,337
OBP Depositor LLC Trust, Series 2010-OBP, Class A3, 4.646%, 7/15/2045	AAA	[2]	100,000	110,780
Resource Capital Corp., Series 2013-CRE1, Class A (Cayman Islands)[3,4], 1.467%, 12/15/2028	AAA	[2]	165,381	165,472
SCG Trust, Series 2013-SRP1, Class AJ3,4, 2.117%, 11/15/2026	AAA	[2]	450,000	451,382
Sequoia Mortgage Trust, Series 2011-2, Class A1[4], 3.90%, 9/25/2041	WR	[7]	235,761	240,525
Sequoia Mortgage Trust, Series 2012-2, Class A2[4], 3.50%, 4/25/2042	WR	[7]	323,748	328,849
Sequoia Mortgage Trust, Series 2013-7, Class A2[4], 3.00%, 6/25/2043	AAA	[2]	256,026	252,585
Sequoia Mortgage Trust, Series 2013-8, Class A1[4], 3.00%, 6/25/2043	Aaa		347,240	344,229
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028	AAA	[2]	245,000	264,498
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[4], 5.242%, 10/15/2044	Aaa		120,915	123,172
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM4, 5.32%, 12/15/2044	Baa3		300,000	308,920
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[4], 6.011%, 6/15/2045	Aaa		280,000	294,964
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/15/2043	Aaa		275,000	299,663
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,4], 4.869%, 2/15/2044	Aaa		410,000	458,542

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $15,336,165)				14,852,718

FOREIGN GOVERNMENT BONDS - 0.6%

Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Baa2		300,000	378,000
Russian Foreign Bond - Eurobond (Russia)[3], 5.00%, 4/29/2020	Baa2		500,000	464,875

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $897,432)				842,875

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Investment Portfolio - December 31, 2014

	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUTUAL FUNDS - 0.9%

Direxion Daily 20+ Year Treasury Bear 3x Shares ETF*	8,141	$258,314
ProShares Short 20+ Year Treasury ETF*	41,305	1,038,821

TOTAL MUTUAL FUNDS
(Identified Cost $1,596,419)		1,297,135

U.S. GOVERNMENT AGENCIES - 4.3%

Mortgage-Backed Securities - 4.3%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	$443,971	486,654
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	34,659	37,892
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	43,315	47,434
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	304,600	334,493
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	54,864	59,954
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	530,374	582,577
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	32,738	35,988
Fannie Mae, Pool #AK4747, 3.50%, 3/1/2027	149,100	157,753
Fannie Mae, Pool #AS0945, 2.50%, 11/1/2028	262,059	267,359
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	170,550	186,602
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	123,374	137,862
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	139,179	155,523
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	394,128	447,018
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	141,597	158,225
Fannie Mae, Pool #AB4300, 3.50%, 1/1/2042	358,004	373,929
Fannie Mae, Pool #AQ7871, 3.50%, 12/1/2042	365,586	381,523
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	171,790	183,247
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	53,366	58,626
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	38,559	42,061
Freddie Mac, Pool #J19935, 2.50%, 8/1/2022	188,453	193,675
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	29,258	32,109
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	52,386	57,477
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	259,402	282,825
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	271,007	296,292
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	251,567	274,906
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	261,980	294,306
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	128,881	144,200
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	32,498	36,367
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	230,550	260,839
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	299,446	311,745
Freddie Mac, Pool #C09068, 3.50%, 11/1/2044	222,934	232,048

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $6,378,506)		6,551,509

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.1%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.03%,
(Identified Cost $ 3,268,311)	3,268,311	$3,268,311

TOTAL INVESTMENTS - 99.0%
(Identified Cost $ 149,165,239)		151,424,267
OTHER ASSETS, LESS LIABILITIES - 1.0%		1,594,086

NET ASSETS - 100%		$153,018,353

ETF - Exchange-Traded Fund

IO - Interest only

*Non-income producing security.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $24,346,275 or 15.9%, of the Series’ net assets as of December 31, 2014 (see Note 2 to the financial statements).

4The coupon rate is floating and is the effective rate as of December 31, 2014.

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of December 31, 2014; the rate becomes floating, based on LIBOR plus a spread, in 2022.

7Credit rating has been withdrawn. As of December 31, 2014, there is no rating available (unaudited).

8Rate shown is the current yield as of December 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $ 149,165,239) (Note 2)	$151,424,267
Interest receivable	1,560,373
Receivable for fund shares sold	163,951
Dividends receivable	13,449

TOTAL ASSETS	153,162,040

LIABILITIES:

Accrued management fees (Note 3)	83,330
Accrued fund accounting and administration fees (Note 3)	17,941
Accrued transfer agent fees (Note 3)	857
Accrued Chief Compliance Officer service fees (Note 3)	407
Audit fees payable	19,640
Payable for fund shares repurchased	8,500
Other payables and accrued expenses	13,012

TOTAL LIABILITIES	143,687

TOTAL NET ASSETS	$153,018,353

NET ASSETS CONSIST OF:

Capital stock	$143,159
Additional paid-in-capital	150,594,027
Accumulated net realized gain on investments	22,139
Net unrealized appreciation on investments	2,259,028

TOTAL NET ASSETS	$153,018,353

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($153,018,353/14,315,856 shares)	$10.69

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Interest	$5,481,402
Dividends	102,333

Total Investment Income	5,583,735

EXPENSES:

Management fees (Note 3)	942,227
Fund accounting and administration fees (Note 3)	72,867
Transfer agent fees (Note 3)	3,626
Chief Compliance Officer service fees (Note 3)	3,160
Directors’ fees (Note 3)	1,660
Custodian fees	11,856
Miscellaneous	56,032

Total Expenses	1,091,428

NET INVESTMENT INCOME	4,492,307

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	2,116,134
Net change in unrealized appreciation (depreciation) on investments	(962,167)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,153,967

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,646,274

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$4,492,307	$5,350,461
Net realized gain on investments	2,116,134	4,426,688
Net change in unrealized appreciation (depreciation) on investments	(962,167)	(11,487,175)

Net increase (decrease) from operations	5,646,274	(1,710,026)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,503,109)	(5,367,768)
From net realized gain on investments	(1,691,493)	(5,048,876)

Total distributions to shareholders	(6,194,602)	(10,416,644)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	457,670	(24,380,144)

Net decrease in net assets	(90,658)	(36,506,814)

NET ASSETS:

Beginning of year	153,109,011	189,615,825

End of year (including undistributed net investment income of $0 and $0, respectively)	$153,018,353	$153,109,011

The accompanying notes are an integral part of the financial statements.

19

Core Bond Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.74	$11.56	$11.05	$10.94	$10.38

Income (loss) from investment operations:
Net investment income[1]	0.31	0.35	0.41	0.44	0.45
Net realized and unrealized gain (loss) on investments	0.08	(0.44)	0.66	0.18	0.48

Total from investment operations	0.39	(0.09)	1.07	0.62	0.93

Less distributions to shareholders:
From net investment income	(0.32)	(0.36)	(0.41)	(0.44)	(0.37)
From net realized gain on investments	(0.12)	(0.37)	(0.15)	(0.07)	—

Total distributions to shareholders	(0.44)	(0.73)	(0.56)	(0.51)	(0.37)

Net asset value - End of year	$10.69	$10.74	$11.56	$11.05	$10.94

Net assets - End of year (000’s omitted)	$153,018	$153,109	$189,616	$164,086	$114,058

Total return[2]	3.62%	(0.79%)	9.74%	5.68%	8.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%	0.71%	0.76%
Net investment income	2.86%	3.09%	3.55%	3.91%	4.10%
Portfolio turnover	57%	56%	31%	18%	23%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

20

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$1,754,687	$1,754,687	$—	$—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	6,551,509	—	6,551,509	—
Corporate debt:
Consumer Discretionary	14,758,965	—	14,758,965	—
Consumer Staples	3,074,579	—	3,074,579	—
Energy	10,289,393	—	10,289,393	—
Financials	58,059,651	—	58,059,651	—
Health Care	4,077,053	—	4,077,053	—
Industrials	7,707,408	—	7,707,408	—
Information Technology	7,224,292	—	7,224,292	—
Materials	10,277,511	—	10,277,511	—
Telecommunication Services	3,046,785	—	3,046,785	—
Utilities	1,251,610	—	1,251,610	—
Convertible corporate debt:
Consumer Discretionary	730,325	—	730,325	—
Asset-backed securities	2,359,460	—	2,359,460	—
Commercial mortgage-backed securities	14,852,718	—	14,852,718	—
Foreign government bonds	842,875	—	842,875	—
Mutual funds	4,565,446	4,565,446	—	—

Total assets	$151,424,267	$6,320,133	$145,104,134	$—

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

22

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2014.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2014.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

23

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2014.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund

24

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $79,510,742 and $76,255,944, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $10,526,691 and $9,159,628, respectively.

25

Core Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Core Bond Series were:

	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,832,616	$19,938,196	1,733,128	$19,554,560
Reinvested	570,845	6,171,326	935,975	10,229,957
Repurchased	(2,340,559)	(25,651,852)	(4,822,573)	(54,164,661)

Total	62,902	$457,670	(2,153,470)	$(24,380,144)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. Of those fiduciary accounts, one shareholder owns 2,055,094 shares (14.4% of shares outstanding) valued at $21,968,950. Investment activities of this shareholder may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2014, amounts were reclassified within the capital accounts to increase Undistributed Net Investment Income by $10,802 and reduce Accumulated Net Realized Gain on Investments by $10,802. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$4,492,307	$5,358,268
Long-term capital gains	1,702,295	5,058,376

26

Core Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$149,165,239
Unrealized appreciation	4,243,305
Unrealized depreciation	(1,984,277)

Net unrealized appreciation	$2,259,028

Undistributed long-term capital gains	$22,139

27

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

28

Core Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $53,300 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $1,810,656 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.19%, or if different, the maximum allowable under tax law.

29

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

30

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

31

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

32

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

33

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/14-AR

Core Plus Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Core Plus Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Up to 20% of the Series may be invested in below investment-grade securities and an additional 20% may be invested in non-U.S. dollar denominated securities.

Performance Commentary

Domestic fixed income markets did well during 2014 and most sectors provided positive absolute returns. Municipal bonds and longer-term Treasury securities were the standout performers. Contrary to consensus expectations at the beginning of the year, the yields of bonds with longer-term maturities moved lower during 2014. The 10-year U.S. Treasury yield fell from 3% at the end of 2013 to 2.2% as of December 31, 2014. From a credit quality perspective, investment-grade securities generally outperformed high yield bonds.

The Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index returned 6.37% during 2014. The Core Plus Bond Series Class S returned 3.18%, trailing the benchmark on a relative basis.

Contributing to the relative performance shortfall during 2014 was the Series’ concentration in shorter duration securities and a meaningful underweight to Treasuries relative to the benchmark. The downward shift on the long end of the Treasury yield curve during the year led to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risks of rising yields. The Series’ investments in high yield securities also represented a headwind to relative performance given that investment-grade bonds generally outperformed and the Series was underweight compared to the benchmark in that segment of the market. Corporate bonds did well, particularly during the first and second quarters, which helped drive the Series’ solid full year absolute performance. During the third and fourth quarter, however, corporate bond returns generally trailed other sectors.

Regarding sector and quality characteristics, the Series is notably tilted toward corporate bonds and is significantly overweight in that sector relative to the benchmark. This sector has been a primary focus area for us over the past few years, and we believe it remains an attractive option for many fixed income investors in 2015 as businesses continue to experience the benefits of a slowly improving U.S. economy. The bulk of the Series’ holdings are considered investment-grade; however, about 25% of the portfolio is invested in high yield securities. The Series is overweight in high yield securities relative to the benchmark. Regarding U.S. Treasuries, the Series is significantly underweight relative to the benchmark as we do not believe yields in that sector offer investors sufficient compensation for interest rate risk in the current environment. The Series also has a meaningful allocation to mortgage-backed securities.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in an attempt to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

Please see page 4 for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Core Plus Bond Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance for the Core Plus Bond Series Cass S shares is provided above. Performance for the Core Plus Bond Series Class I shares may be higher or lower based on the Class’ underlying expenses.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

Core Plus Bond Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Plus Bond Series - Class S3	3.18%	5.76%	5.55%
Manning & Napier Fund, Inc. - Core Plus Bond Series - Class I3,4	3.36%	5.81%	5.58%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[5]	6.37%	4.49%	4.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series - Class S from its inception2 (4/21/05) to present (12/31/14) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.75% for Class S and 0.50% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for Class S and 0.50% for Class I for the year ended December 31, 2014.

4For periods prior to the inception of Class I on August 1, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Core Plus Bond Series - Class S.

5The unmanaged Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

Core Plus Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$990.60	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class I
Actual	$1,000.00	$991.20	$2.51	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Core Plus Bond Series

Portfolio Composition as of December 31, 2014

(unaudited)

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

LOAN ASSIGNMENTS - 0.5%
Alere, Inc., Term B3, 4.25%, 6/30/2017	WR4		2,000,000	$1,977,500
Valeant Pharmaceuticals International, Inc., Term Loan D2[5], 2/13/2019	Ba1		2,000,000	1,979,500

TOTAL LOAN ASSIGNMENTS
(Identified Cost $3,990,000)				3,957,000

CORPORATE BONDS - 74.9%

Convertible Corporate Bonds - 0.4%
Consumer Discretionary - 0.4%
Internet & Catalog Retail - 0.4%
The Priceline Group, Inc., 0.35%, 6/15/2020
(Identified Cost $3,575,813)	BBB	[6]	2,925,000	3,261,375

Non-Convertible Corporate Bonds - 74.5%
Consumer Discretionary - 7.7%
Auto Components - 0.8%
Delphi Corp., 5.00%, 2/15/2023	Baa3		3,420,000	3,650,782
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	Ba3		1,910,000	1,910,000
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 5.875%, 2/1/2022	Ba3		655,000	657,866

				6,218,648

Automobiles - 1.3%
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	Baa3		6,030,000	6,551,884
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3		2,565,000	3,177,160

				9,729,044

Diversified Consumer Services - 0.9%
Block Financial LLC, 5.50%, 11/1/2022	Baa2		6,380,000	7,009,763

Household Durables - 2.1%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[7], 6.125%, 7/1/2022	B2		455,000	473,200
Newell Rubbermaid, Inc., 2.875%, 12/1/2019	Baa3		3,800,000	3,801,429
NVR, Inc., 3.95%, 9/15/2022	Baa2		6,225,000	6,384,970
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3		3,125,000	3,345,141
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B2		515,000	489,250
Whirlpool Corp., 2.40%, 3/1/2019	Baa2		1,615,000	1,605,092

				16,099,082

Media - 1.2%
21st Century Fox America, Inc., 6.90%, 3/1/2019	Baa1		3,130,000	3,690,746
Cogeco Cable, Inc. (Canada)[7], 4.875%, 5/1/2020	BB	[6]	705,000	705,000
Columbus International, Inc. (Barbados)[7], 7.375%, 3/30/2021	B2		1,085,000	1,128,400
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2		2,435,000	2,675,157
Gannett Co., Inc.[7], 4.875%, 9/15/2021	Ba1		435,000	431,737

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Sirius XM Radio, Inc.[7], 4.25%, 5/15/2020	B1	455,000	$448,175

			9,079,215

Multiline Retail - 0.5%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	Baa2	3,420,000	3,321,104

Specialty Retail - 0.5%
The TJX Companies, Inc., 2.75%, 6/15/2021	A3	3,545,000	3,567,167

Textiles, Apparel & Luxury Goods - 0.4%
VF Corp., 5.95%, 11/1/2017	A3	2,815,000	3,169,603

Total Consumer Discretionary			58,193,626

Consumer Staples - 1.9%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A2	1,600,000	1,937,984
DS Services of America, Inc.[7], 10.00%, 9/1/2021	Ba3	635,000	733,425
Pernod-Ricard S.A. (France)[7], 5.75%, 4/7/2021	Baa3	3,290,000	3,779,147
SABMiller plc (United Kingdom)[7], 6.50%, 7/15/2018	Baa1	1,700,000	1,940,831

			8,391,387

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[7], 5.375%, 7/15/2022	B1	645,000	640,163
KeHE Distributors LLC - KeHE Finance Corp.[7], 7.625%, 8/15/2021	B3	430,000	456,875
Shearer’s Foods LLC - Chip Finance Corp.[7], 9.00%, 11/1/2019	B1	455,000	495,950

			1,592,988

Food Products - 0.1%
Pinnacle Operating Corp.[7], 9.00%, 11/15/2020	Caa1	1,095,000	1,127,850

Household Products - 0.4%
Energizer Holdings, Inc., 4.70%, 5/19/2021	Baa3	1,600,000	1,660,184
Harbinger Group, Inc., 7.875%, 7/15/2019	Ba3	550,000	585,750
Harbinger Group, Inc., 7.75%, 1/15/2022	Caa1	560,000	565,600

			2,811,534

Tobacco - 0.1%
Vector Group Ltd., 7.75%, 2/15/2021	Ba3	510,000	536,775

Total Consumer Staples			14,460,534

Energy - 6.9%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	3,155,000	3,765,931
Calfrac Holdings LP (Canada)[7], 7.50%, 12/1/2020	B1	670,000	566,150
Cameron International Corp., 3.70%, 6/15/2024	Baa1	1,000,000	968,632
Parker Drilling Co., 6.75%, 7/15/2022	B1	800,000	600,000
Schlumberger Oilfield plc[7], 4.20%, 1/15/2021	Aa3	2,630,000	2,853,500

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Seventy Seven Operating LLC, 6.625%, 11/15/2019	Ba3		430,000	$326,800
Shelf Drilling Holdings Ltd. (United Arab Emirates)[7], 8.625%, 11/1/2018	Ba3		600,000	492,000
US Shale Solutions, Inc.[7], 12.50%, 9/1/2017	B3		345,000	258,750
Weatherford International Ltd., 9.625%, 3/1/2019	Baa3		3,085,000	3,659,057

				13,490,820

Oil, Gas & Consumable Fuels - 5.1%
Buckeye Partners LP, 4.15%, 7/1/2023	Baa3		3,380,000	3,294,074
CNOOC Nexen Finance 2014 ULC (China), 1.625%, 4/30/2017	Aa3		3,465,000	3,448,080
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021	B3		1,075,000	580,500
FTS International, Inc.[7], 6.25%, 5/1/2022	B2		425,000	310,250
Hess Corp., 8.125%, 2/15/2019	Baa2		705,000	838,803
Ithaca Energy, Inc. (United Kingdom)[7], 8.125%, 7/1/2019	Caa1		625,000	471,875
Kinder Morgan, Inc., 7.00%, 6/15/2017	Baa3		3,335,000	3,676,837
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020	Ba3		760,000	763,800
Petrobras Global Finance B.V. (Brazil)[3], 1.852%, 5/20/2016	Baa2		5,225,000	4,950,688
Petrobras International Finance Co. S.A. (Brazil), 3.875%, 1/27/2016	Baa2		8,330,000	8,174,229
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	A3		3,330,000	3,596,400
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019	A3		3,800,000	4,493,500
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba3		615,000	604,237
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	Baa3		3,785,000	3,660,224

				38,863,497

Total Energy				52,354,317

Financials - 36.9%
Banks - 12.3%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)[3], 9.00%, 5/29/2049	WR4		3,200,000	3,424,000
Banco Santander S.A. (Spain)[3], 6.375%, 5/29/2049	Ba1		3,600,000	3,519,000
Bank of America Corp., 5.75%, 8/15/2016	Baa3		3,715,000	3,954,952
Bank of America Corp., 6.875%, 4/25/2018	Baa2		2,295,000	2,635,991
Bank of America Corp., 7.625%, 6/1/2019	Baa2		5,445,000	6,580,892
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020	Baa3		2,420,000	2,602,683
Barclays Bank plc (United Kingdom)[7], 10.179%, 6/12/2021	Baa3		2,540,000	3,410,176
Barclays plc (United Kingdom)[3], 6.625%, 6/29/2049	B	[6]	2,000,000	1,913,764
BBVA Bancomer S.A. (Mexico)[7], 6.75%, 9/30/2022	Baa2		4,300,000	4,730,000
BNP Paribas - BNP Paribas US Medium-Term Note Program LLC (France)[7], 4.80%, 6/24/2015	Baa2		3,455,000	3,516,039
BPCE S.A. (France)[3], 2.55%, 7/29/2049	Ba2		3,795,000	3,241,309
Citigroup, Inc., 8.50%, 5/22/2019	Baa2		7,016,000	8,742,406
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[3], 8.40%, 11/29/2049	WR	[4]	2,980,000	3,263,100
HSBC Bank plc (United Kingdom)[7], 1.50%, 5/15/2018	Aa3		4,190,000	4,144,312

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
HSBC Finance Corp., 6.676%, 1/15/2021	Baa2		3,200,000	$3,796,659
HSBC USA Capital Trust I (United Kingdom)[7], 7.808%, 12/15/2026	Baa1		1,500,000	1,512,253
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa2		3,200,000	3,313,258
Intesa Sanpaolo S.p.A. (Italy)[7], 6.50%, 2/24/2021	Baa2		2,800,000	3,239,188
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3		4,000,000	4,418,820
KeyBank N.A., 2.50%, 12/15/2019	A3		2,000,000	2,008,192
Lloyds Bank plc (United Kingdom)[7], 6.50%, 9/14/2020	Baa2		9,645,000	11,175,864
National City Corp., 6.875%, 5/15/2019	Baa1		1,920,000	2,255,535
Popular, Inc., 7.00%, 7/1/2019	B2		870,000	870,000
Santander Bank N.A. (Spain), 8.75%, 5/30/2018	Baa2		888,000	1,057,610
Santander Issuances S.A.U. (Spain)[7], 5.911%, 6/20/2016	Baa2		3,290,000	3,428,598
SunTrust Banks, Inc.[3,11], 5.625%	Ba1		440,000	442,200

				93,196,801

Capital Markets - 4.9%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance[7], 5.00%, 8/1/2021	BBB[6]		1,875,000	1,872,656
Goldman Sachs Capital II3,11, 4.00%	Ba2		4,205,000	3,090,675
The Goldman Sachs Group, Inc.[3], 1.332%, 11/15/2018	Baa1		3,245,000	3,276,798
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	Baa1		3,000,000	3,362,091
The Goldman Sachs Group, Inc.[3], 1.836%, 11/29/2023	Baa1		3,305,000	3,395,524
Morgan Stanley, 2.125%, 4/25/2018	Baa2		3,070,000	3,071,778
Morgan Stanley, 5.50%, 1/26/2020	Baa2		4,485,000	5,046,204
Morgan Stanley, 5.75%, 1/25/2021	Baa2		3,940,000	4,522,927
Scottrade Financial Services, Inc.[7], 6.125%, 7/11/2021	Baa3		1,700,000	1,819,927
UBS AG (Switzerland)[3], 7.25%, 2/22/2022	BBB	[6]	3,320,000	3,560,886
UBS AG (Switzerland), 7.625%, 8/17/2022	BBB	[6]	1,940,000	2,284,071
UBS AG (Switzerland)[3], 4.75%, 5/22/2023	BBB	[6]	2,270,000	2,290,462

				37,593,999

Consumer Finance - 2.4%
Ally Financial, Inc., 3.50%, 7/18/2016	B1		777,000	785,741
American Express Co.[3,11], 5.20%	Baa3		3,000,000	3,046,776
Capital One Bank USA National Association, 2.15%, 11/21/2018	A3		4,700,000	4,675,466
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2		2,085,000	2,459,689
CNG Holdings, Inc.[7], 9.375%, 5/15/2020	Caa1		1,080,000	712,800
Discover Bank, 4.20%, 8/8/2023	Baa3		3,210,000	3,368,349
Navient Corp., 6.00%, 1/25/2017	Ba3		1,665,000	1,744,087
Navient Corp., 6.125%, 3/25/2024	Ba3		1,145,000	1,124,963

				17,917,871

Diversified Financial Services - 4.8%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	A3		2,195,000	2,529,847

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
CME Group, Inc., 3.00%, 9/15/2022	Aa3	3,005,000	$3,053,795
General Electric Capital Corp.[3], 0.612%, 5/5/2026	A1	7,600,000	7,064,428
General Electric Capital Corp.[3,11], 7.125%	Baa1	3,105,000	3,613,444
ING Bank N.V. (Netherlands)[7], 5.80%, 9/25/2023	Baa2	3,195,000	3,544,146
ING Bank N.V. (Netherlands)[3], 4.125%, 11/21/2023	Baa2	3,465,000	3,520,696
Jefferies Finance LLC - JFIN Co-Issuer Corp.[7], 7.375%, 4/1/2020	B1	575,000	534,750
Jefferies Finance LLC - JFIN Co-Issuer Corp.[7], 6.875%, 4/15/2022	B1	410,000	375,150
Jefferies Group LLC, 5.125%, 4/13/2018	Baa3	4,000,000	4,218,432
Jefferies Group LLC, 8.50%, 7/15/2019	Baa3	3,925,000	4,703,328
Voya Financial, Inc., 2.90%, 2/15/2018	Baa3	2,050,000	2,098,694
Voya Financial, Inc., 5.50%, 7/15/2022	Baa3	1,100,000	1,242,578

			36,499,288

Insurance - 6.8%
Aegon N.V. (Netherlands)[3], 2.168%, 7/29/2049	Baa1	3,866,000	3,330,946
American International Group, Inc., 4.875%, 6/1/2022	Baa1	8,525,000	9,576,508
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2	7,140,000	7,532,279
AXA S.A. (France)[3], 2.55%, 1/29/2049	A3	1,239,000	1,117,206
AXA S.A. (France)[3], 2.663%, 8/29/2049	A3	7,199,000	6,389,113
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	5,495,000	6,043,027
First American Financial Corp., 4.30%, 2/1/2023	Baa3	3,160,000	3,165,505
First American Financial Corp., 4.60%, 11/15/2024	Baa3	1,750,000	1,774,309
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3	6,915,000	7,773,069
Prudential Financial, Inc.[3], 5.875%, 9/15/2042	Baa2	4,960,000	5,232,800

			51,934,762

Real Estate Investment Trusts (REITS) - 5.2%
American Tower Trust I7, 1.551%, 3/15/2018	Aaa	1,625,000	1,605,760
Corrections Corp. of America, 4.125%, 4/1/2020	Ba1	665,000	646,713
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,000,000	1,118,477
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	4,180,000	4,578,015
Duke Realty LP, 3.75%, 12/1/2024	Baa2	3,800,000	3,844,874
DuPont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	1,025,000	1,044,219
HCP, Inc., 6.70%, 1/30/2018	Baa1	4,500,000	5,124,735
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2	3,450,000	3,793,544
Hospitality Properties Trust, 6.70%, 1/15/2018	Baa2	3,330,000	3,679,457
Hospitality Properties Trust, 4.50%, 3/15/2025	Baa2	3,300,000	3,322,021
Qualitytech LP - QTS Finance Corp.[7], 5.875%, 8/1/2022	B2	450,000	452,250
Rialto Holdings LLC - Rialto Corp.[7], 7.00%, 12/1/2018	B2	605,000	614,075
Simon Property Group LP, 6.125%, 5/30/2018	A2	3,000,000	3,414,279
Simon Property Group LP, 10.35%, 4/1/2019	A2	3,670,000	4,800,316

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Ventas Realty LP - Ventas Capital Corp., 4.75%, 6/1/2021	Baa1	1,400,000	$1,521,654

			39,560,389

Real Estate Management & Development - 0.2%
Forestar USA Real Estate Group, Inc.[7], 8.50%, 6/1/2022	B2	735,000	716,625
Greystar Real Estate Partners LLC[7], 8.25%, 12/1/2022	B2	430,000	437,525

			1,154,150

Thrifts & Mortgage Finance - 0.3%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	1,255,000	1,292,650
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[7], 5.875%, 8/1/2021	Ba3	500,000	475,000
Prospect Holding Co. LLC - Prospect Holding Finance Co.[7], 10.25%, 10/1/2018	B2	425,000	350,625

			2,118,275

Total Financials			279,975,535

Health Care - 2.7%
Biotechnology - 0.5%
Amgen, Inc., 2.20%, 5/22/2019	Baa1	3,705,000	3,689,428

Health Care Equipment & Supplies - 0.4%
Halyard Health, Inc.[7], 6.25%, 10/15/2022	B2	440,000	446,600
Medtronic, Inc.[7], 2.50%, 3/15/2020	A3	2,500,000	2,506,557

			2,953,157

Health Care Providers & Services - 1.3%
Aetna, Inc., 3.50%, 11/15/2024	Baa2	3,715,000	3,776,078
Express Scripts Holding Co., 4.75%, 11/15/2021	Baa3	2,885,000	3,183,750
Fresenius Medical Care US Finance, Inc. (Germany)[7], 6.50%, 9/15/2018	Ba2	480,000	530,400
Fresenius US Finance II, Inc. (Germany)[7], 9.00%, 7/15/2015	Ba1	1,690,000	1,740,700
Kindred Escrow Corp. II7, 8.75%, 1/15/2023	B2	640,000	688,800

			9,919,728

Pharmaceuticals - 0.5%
Roche Holdings, Inc. (Switzerland)[7], 6.00%, 3/1/2019	A1	3,155,000	3,643,981

Total Health Care			20,206,294

Industrials - 5.7%
Aerospace & Defense - 1.2%
DigitalGlobe, Inc.[7], 5.25%, 2/1/2021	B1	693,000	658,350
L-3 Communications Corp., 3.95%, 11/15/2016	Baa3	3,525,000	3,677,974

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Aerospace & Defense (continued)
Textron, Inc., 7.25%, 10/1/2019	Baa3		3,790,000	$4,498,919

				8,835,243

Air Freight & Logistics - 0.1%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[7,8], 10.00%, 2/15/2018	Caa2		915,000	928,725

Airlines - 1.4%
Allegiant Travel Co., 5.50%, 7/15/2019	B1		1,095,000	1,114,163
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	A	[6]	3,020,698	3,235,923
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B7, 6.375%, 1/2/2016	Ba1		1,220,000	1,268,800
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	Ba2		395,000	410,800
Gol LuxCo S.A. (Brazil)[7], 8.875%, 1/24/2022	B	[6]	670,000	629,800
Southwest Airlines Co., 2.75%, 11/6/2019	Baa2		3,715,000	3,732,093
United Continental Holdings, Inc., 6.375%, 6/1/2018	B3		495,000	523,463

				10,915,042

Commercial Services & Supplies - 0.1%
Modular Space Corp.[7], 10.25%, 1/31/2019	B3		620,000	536,300

Construction & Engineering - 0.6%
Abengoa Finance S.A.U. (Spain)[7], 7.75%, 2/1/2020	B2		840,000	741,300
Fluor Corp., 3.50%, 12/15/2024	A3		4,200,000	4,177,526

				4,918,826

Machinery - 0.8%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	Ba1		1,250,000	1,256,250
CNH Industrial Capital LLC, 6.25%, 11/1/2016	Ba1		535,000	560,413
Joy Global, Inc., 5.125%, 10/15/2021	Baa2		2,350,000	2,567,493
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[7], 8.875%, 8/1/2020	B2		715,000	757,900
Waterjet Holdings, Inc.[7], 7.625%, 2/1/2020	B2		530,000	545,900

				5,687,956

Trading Companies & Distributors - 1.5%
Air Lease Corp., 5.625%, 4/1/2017	BBB	[6]	4,000,000	4,310,000
Air Lease Corp., 3.375%, 1/15/2019	BBB	[6]	1,045,000	1,058,063
Aircastle Ltd., 4.625%, 12/15/2018	Ba3		555,000	557,775
Aviation Capital Group Corp.[7], 3.875%, 9/27/2016	BBB	[6]	1,755,000	1,799,186
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B2		605,000	611,050
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2		675,000	664,875
International Lease Finance Corp., 8.625%, 9/15/2015	Ba2		335,000	349,237

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
International Lease Finance Corp., 5.75%, 5/15/2016	Ba2	540,000	$560,250
International Lease Finance Corp.[3], 2.191%, 6/15/2016	Ba2	693,000	692,134
International Lease Finance Corp., 8.75%, 3/15/2017	Ba2	830,000	919,225

			11,521,795

Total Industrials			43,343,887

Information Technology - 4.5%
Internet Software & Services - 1.0%
Alibaba Group Holding Ltd. (China)[7], 2.50%, 11/28/2019	A1	3,900,000	3,847,416
Tencent Holdings Ltd. (China)[7], 3.375%, 5/2/2019	A3	3,455,000	3,511,790

			7,359,206

IT Services - 0.7%
The Western Union Co., 5.253%, 4/1/2020	Baa2	2,000,000	2,192,846
Xerox Corp., 2.80%, 5/15/2020	Baa2	3,500,000	3,438,039

			5,630,885

Semiconductors & Semiconductor Equipment - 1.2%
KLA-Tencor Corp., 4.125%, 11/1/2021	Baa2	4,200,000	4,302,194
Xilinx, Inc., 3.00%, 3/15/2021	A3	5,180,000	5,170,034

			9,472,228

Technology Hardware, Storage & Peripherals - 1.6%
Apple, Inc., 2.40%, 5/3/2023	Aa1	1,690,000	1,642,675
EMC Corp., 2.65%, 6/1/2020	A1	3,715,000	3,697,123
Hewlett-Packard Co.[3], 1.193%, 1/14/2019	Baa1	6,680,000	6,565,705

			11,905,503

Total Information Technology			34,367,822

Materials - 5.1%
Chemicals - 2.3%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[7], 6.75%, 10/15/2019	B2	1,075,000	1,050,813
The Dow Chemical Co., 5.70%, 5/15/2018	Baa2	1,360,000	1,509,807
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2	4,760,000	5,917,851
Eastman Chemical Co., 5.50%, 11/15/2019	Baa2	800,000	898,811
Eastman Chemical Co., 2.70%, 1/15/2020	Baa2	2,900,000	2,916,457
LyondellBasell Industries N.V., 5.00%, 4/15/2019	Baa1	1,400,000	1,527,070
The Mosaic Co., 4.25%, 11/15/2023	Baa1	3,180,000	3,355,520

			17,176,329

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,7], 3.241%, 12/15/2019	Ba3	630,000	607,950

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining - 2.0%
ArcelorMittal (Luxembourg), 10.35%, 6/1/2019	Ba1		615,000	$742,613
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1		3,230,000	3,796,416
Essar Steel Algoma, Inc. (Canada)[7], 9.50%, 11/15/2019	Ba3		365,000	367,737
Freeport-McMoRan, Inc., 3.10%, 3/15/2020	Baa3		2,350,000	2,285,923
Lundin Mining Corp. (Canada)[7], 7.875%, 11/1/2022	Ba2		690,000	690,000
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3		4,000,000	4,111,204
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[7], 7.375%, 2/1/2020	B1		595,000	618,056
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2		3,010,000	2,933,841

				15,545,790

Paper & Forest Products - 0.7%
Domtar Corp., 4.40%, 4/1/2022	Baa3		3,565,000	3,659,030
Georgia-Pacific LLC[7], 3.163%, 11/15/2021	Baa1		1,855,000	1,866,085

				5,525,115

Total Materials				38,855,184

Telecommunication Services - 2.5%
Diversified Telecommunication Services - 0.1%
Inmarsat Finance plc (United Kingdom)[7], 4.875%, 5/15/2022	Ba2		685,000	678,150

Wireless Telecommunication Services - 2.4%
Altice Financing S.A. (Luxembourg)[7], 6.50%, 1/15/2022	B1		1,550,000	1,515,125
America Movil S.A.B. de C.V. (Mexico), 5.00%, 3/30/2020	A2		4,980,000	5,491,645
Crown Castle Towers LLC[7], 6.113%, 1/15/2020	A2		4,070,000	4,674,973
Crown Castle Towers LLC[7], 4.883%, 8/15/2020	A2		610,000	670,528
SBA Tower Trust[7], 5.101%, 4/17/2017	A2		2,095,000	2,205,140
SBA Tower Trust[7], 2.933%, 12/15/2017	A2		1,515,000	1,534,356
SBA Tower Trust[7], 3.598%, 4/15/2018	Baa3		1,640,000	1,644,011
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[7], 8.25%, 11/7/2021	B1		740,000	750,730

				18,486,508

Total Telecommunication Services				19,164,658

Utilities - 0.6%
Electric Utilities - 0.0%*
Abengoa Yield plc (Spain)[7], 7.00%, 11/15/2019	WR	[4]	450,000	443,250

Gas Utilities - 0.3%
National Fuel Gas Co., 3.75%, 3/1/2023	Baa2		2,000,000	2,022,882

Independent Power and Renewable Electricity Producers - 0.3%
ContourGlobal Power Holdings S.A. (France)[7], 7.125%, 6/1/2019	B3		1,095,000	1,095,000
NRG Energy, Inc., 6.25%, 7/15/2022	B1		435,000	444,787

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT[1] RATING (UNAUDITED)		PRINCIPAL AMOUNT 2 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
RJS Power Holdings LLC[7], 5.125%, 7/15/2019	B1		560,000	$553,000

				2,092,787

Total Utilities				4,558,919

Total Non-Convertible Corporate Bonds
(Identified Cost $554,096,447)				565,480,776

TOTAL CORPORATE BONDS
(Identified Cost $557,672,260)				568,742,151

PREFERRED STOCKS - 1.3%

Financials - 1.3%
Banks - 0.4%
U.S. Bancorp., Series F (non-cumulative), 6.50%[9]	Baa1		114,010	3,357,595

Insurance - 0.5%
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[9]	Ba1		35,600	3,560,000

Real Estate Investment Trusts (REITS) - 0.4%
Public Storage, Series Q, 6.50%	A3		109,100	2,876,967

TOTAL PREFERRED STOCKS
(Identified Cost $9,198,800)				9,794,562

ASSET-BACKED SECURITIES - 1.5%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[7], 1.639%, 2/15/2021	WR	[4]	1,537,489	1,534,606
FDIC Trust, Series 2011-R1, Class A7, 2.672%, 7/25/2026	WR	[4]	585,649	599,485
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[7], 5.29%, 3/25/2016	Aaa		1,292,500	1,299,728
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[7], 3.74%, 2/25/2017	Aaa		2,360,000	2,421,287
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A7, 1.92%, 10/15/2019	Aaa		1,900,000	1,895,770
SpringCastle America Funding LLC, Series 2014-AA, Class A7, 2.70%, 5/25/2023	WR	[4]	1,679,596	1,676,921
Starwood Retail Property Trust, Series 2014-STAR, Class A3,7, 1.387%, 11/15/2027	AAA	[6]	2,005,000	2,015,167

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $11,359,513)				11,442,964

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.0%

Americold LLC Trust, Series 2010-ARTA, Class A1[7], 3.847%, 1/14/2029	AAA	[6]	289,691	$302,518
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa		310,551	324,922
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa		562,094	570,188
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA	[6]	616,995	648,848
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM3, 5.568%, 10/12/2041	A3		800,000	850,224
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[7], 3.759%, 4/15/2044	Aaa		225,405	230,911
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[7], 3.156%, 7/10/2046	Aaa		1,109,320	1,120,987
Commercial Mortgage Trust, Series 2006-GG7, Class A4[3], 5.819%, 7/10/2038	Aaa		1,632,348	1,706,282
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,7], 2.50%, 5/25/2043	AAA	[6]	1,506,714	1,451,036
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,7], 2.13%, 2/25/2043	AAA	[6]	1,329,782	1,253,920
Extended Stay America Trust, Series 2013-ESH7, Class A27[7], 2.958%, 12/5/2031	Aaa		1,500,000	1,519,839
Fannie Mae Interest Strip, Series 398, Class C3 (IO), 4.50%, 5/25/2039	WR	[4]	6,985,299	910,367
Fannie Mae Interest Strip, Series 408, Class C1 (IO), 4.00%, 12/25/2040	WR	[4]	5,467,643	940,899
Fannie Mae Interest Strip, Series 409, Class C15 (IO), 4.00%, 11/25/2039	WR	[4]	7,361,479	1,315,941
Fannie Mae Interest Strip, Series 413, Class C32 (IO), 4.00%, 1/25/2039	WR	[4]	7,481,750	1,363,550
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	WR	[4]	1,199,677	1,198,849
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class AX (IO)[3], 1.374%, 11/25/2019	WR	[4]	7,636,052	442,059
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[3], 1.465%, 8/25/2020	WR	[4]	11,112,758	685,035
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.243%, 4/25/2021	WR	[4]	7,998,403	521,920
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.564%, 10/25/2021	WR	[4]	5,107,184	437,231
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[3], 1.433%, 12/25/2021	WR	[4]	6,771,818	533,809
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.502%, 6/25/2022	WR	[4]	18,328,417	1,630,221
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.226%, 4/25/2023	Aaa		61,394,412	964,690
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.123%, 5/25/2023	WR	[4]	36,306,743	334,058

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.577%, 10/25/2018	Aaa		8,221,123	$428,962
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	WR	[4]	1,480,000	1,473,655
Freddie Mac REMICS, Series 4132, Class IO (IO), 4.50%, 11/15/2042	WR	[4]	5,113,533	929,118
FREMF Mortgage Trust, Series 2011-K701, Class B3,7, 4.286%, 7/25/2048	A6		950,000	993,325
FREMF Mortgage Trust, Series 2011-K702, Class B3,7, 4.77%, 4/25/2044	A3		230,000	244,568
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[7], 0.10%, 6/25/2046	WR	[4]	95,749,799	603,320
FREMF Mortgage Trust, Series 2013-K712, Class B3,7, 3.368%, 5/25/2045	A	[6]	1,300,000	1,304,302
FREMF Mortgage Trust, Series 2014-K716, Class B3,7, 3.954%, 8/25/2047	A2		2,550,000	2,600,018
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class A4[3], 5.243%, 1/12/2043	Aaa		850,000	868,744
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM3, 5.284%, 1/12/2043	Baa1		460,000	472,880
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4[3], 5.228%, 12/15/2044	Aaa		1,530,721	1,556,351
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[3], 5.875%, 4/15/2045	Aaa		1,075,000	1,122,483
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[7], 4.07%, 11/15/2043	AAA	[6]	750,000	804,310
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,7], 3.00%, 3/25/2043	WR	[4]	1,105,727	1,090,868
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,7], 3.50%, 5/25/2043	AAA	[6]	1,287,731	1,303,727
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,7], 3.00%, 6/25/2029	AAA	[6]	1,672,945	1,702,078
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[7], 2.767%, 1/20/2041	Aaa		1,425,000	1,438,422
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A3, 5.23%, 9/15/2042	Aaa		150,833	153,182
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[7], 3.884%, 9/15/2047	AAA	[6]	200,000	203,944
Motel 6 Trust, Series 2012-MTL6, Class A2[7], 1.948%, 10/5/2025	AAA	[6]	1,055,000	1,051,623
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,7], 3.75%, 11/25/2054	AAA	[6]	2,153,000	2,204,401
OBP Depositor LLC Trust, Series 2010-OBP, Class A7, 4.646%, 7/15/2045	AAA	[6]	420,000	465,277
Resource Capital Corp., Series 2013-CRE1, Class A (Cayman Islands)[3,7], 1.467%, 12/15/2028	AAA	[6]	714,146	714,537
SCG Trust, Series 2013-SRP1, Class AJ3,7, 2.117%, 11/15/2026	AAA	[6]	2,000,000	2,006,144
Sequoia Mortgage Trust, Series 2011-2, Class A1[3], 3.90%, 9/25/2041	WR	[4]	750,685	765,854

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust, Series 2012-2, Class A2[3], 3.50%, 4/25/2042	WR	[4]		1,422,610	$1,445,026
Sequoia Mortgage Trust, Series 2013-2, Class A1[3], 1.874%, 2/25/2043	AAA	[6]		1,220,457	1,128,446
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043	AAA	[6]		941,808	929,152
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043	Aaa			1,284,337	1,273,201
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX7, 4.004%, 9/13/2028	AAA	[6]		1,195,000	1,290,100
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[3], 5.242%, 10/15/2044	Aaa			983,445	1,001,795
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM3, 5.32%, 12/15/2044	Baa3			1,060,000	1,091,518
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[3], 6.011%, 6/15/2045	Aaa			1,220,000	1,285,202
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[7], 4.393%, 11/15/2043	Aaa			1,350,000	1,471,072
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,7], 4.869%, 2/15/2044	Aaa			1,550,000	1,733,512

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $62,461,465)					60,409,421

FOREIGN GOVERNMENT BONDS - 3.9%
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Baa2			1,300,000	1,638,000
Chile Government International Bond (Chile), 5.50%, 8/5/2020	Aa3		CLP	1,800,000,000	3,117,449
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	A3		MYR	8,905,000	2,578,579
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	A3		MXN	55,455,000	3,924,776
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	A3		MXN	64,000,000	4,436,940
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3		MXN	35,000,000	2,670,066
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3		MXN	126,000,000	8,954,196

Russian Foreign Bond - Eurobond (Russia)[7], 5.00%, 4/29/2020	Baa2			2,500,000	2,324,375
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $32,423,696)					29,644,381

MUNICIPAL BONDS - 0.9%
Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2021	B1			3,625,000	3,232,630
Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2022	B1			3,750,000	3,278,512

TOTAL MUNICIPAL BONDS
(Identified Cost $6,919,146)					6,511,142

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

MUTUAL FUNDS - 0.8%
Direxion Daily 20+ Year Treasury Bear 3x Shares ETF**	35,992	$1,142,026
John Hancock Preferred Income Fund	10,500	214,305
ProShares Short 20+ Year Treasury ETF**	182,612	4,592,692

TOTAL MUTUAL FUNDS
(Identified Cost $7,183,703)		5,949,023

U.S. GOVERNMENT AGENCIES - 4.1%

Mortgage-Backed Securities - 4.1%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	1,076,824	1,180,349
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	90,704	99,164
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	105,275	115,284
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	740,559	813,236
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	132,875	145,200
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	1,286,742	1,413,393
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	79,515	87,411
Fannie Mae, Pool #AK4747, 3.50%, 3/1/2027	545,065	576,697
Fannie Mae, Pool #AT8059, 2.50%, 7/1/2028	1,325,311	1,352,153
Fannie Mae, Pool #AU1783, 2.50%, 8/1/2028	838,629	855,599
Fannie Mae, Pool #AS0945, 2.50%, 11/1/2028	1,006,553	1,026,909
Fannie Mae, Pool #MA0115, 4.50%, 7/1/2029	235,687	258,107
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034	660,526	722,695
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	405,326	453,430
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	477,817	533,927
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	539,029	602,327
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	1,388,070	1,574,341
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	548,392	612,789
Fannie Mae, Pool #AB4300, 3.50%, 1/1/2042	1,988,908	2,077,379
Fannie Mae, Pool #AQ7871, 3.50%, 12/1/2042	1,827,928	1,907,614
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	417,614	445,466
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	129,504	142,268
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	93,661	102,167
Freddie Mac, Pool #J19935, 2.50%, 8/1/2022	1,067,899	1,097,491
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	71,131	78,061
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	126,982	139,321
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	55,734	60,868
Freddie Mac, Pool #C91359, 4.50%, 2/1/2031	502,037	547,029
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	1,181,721	1,288,426
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	1,199,526	1,311,444
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	341,412	373,087
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	1,326,172	1,489,812
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	625,100	700,228
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	647,290	724,249
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	499,144	558,471
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	54,230	60,686

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2014

	PRINCIPAL AMOUNT 2 / SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	443,306	$501,547
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	1,643,898	1,837,875
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	1,996,307	2,078,304
Freddie Mac, Pool #C09068, 3.50%, 11/1/2044	1,447,309	1,506,480

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $30,777,876)		31,451,284

SHORT-TERM INVESTMENT - 3.4%
Dreyfus Cash Management, Inc. - Institutional Shares[10], 0.03%,
(Identified Cost $26,230,216)	26,230,216	26,230,216

TOTAL INVESTMENTS - 99.3%
(Identified Cost $748,216,675)		754,132,144
OTHER ASSETS, LESS LIABILITIES - 0.7%		5,376,258

NET ASSETS - 100%		$759,508,402

CLP - Chilean Peso

ETF - Exchange-Traded Fund

Impt. - Improvement

IO - Interest only

MXN - Mexican Peso

MYR - Malaysian Ringgit

*Less than 0.1%.

**Non-income producing security.

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3The coupon rate is floating and is the effective rate as of December 31, 2014.

4Credit rating has been withdrawn. As of December 31, 2014, there is no rating available (unaudited).

5This security is unsettled and the coupon rate has not yet been determined as of December 31, 2014.

6Credit ratings from S&P (unaudited).

7Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $154,600,504 or 20.4%, of the Series’ net assets as of December 31, 2014 (see Note 2 to the financial statements).

8Represents a Payment-In-Kind bond.

9The rate shown is a fixed rate as of December 31, 2014; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

10Rate shown is the current yield as of December 31, 2014.

11Security is perpetual in nature and has no stated maturity date.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $748,216,675) (Note 2)	$754,132,144
Interest receivable	7,652,302
Receivable for fund shares sold	2,989,582
Dividends receivable	46,287

TOTAL ASSETS	764,820,315

LIABILITIES:

Accrued management fees (Note 3)	307,666
Accrued shareholder services fees (Class S) (Note 3)	153,634
Accrued fund accounting and administration fees (Note 3)	40,095
Accrued transfer agent fees (Note 3)	4,310
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	3,990,000
Payable for fund shares repurchased	746,962
Other payables and accrued expenses	68,839

TOTAL LIABILITIES	5,311,913

TOTAL NET ASSETS	$759,508,402

NET ASSETS CONSIST OF:

Capital stock	$729,382
Additional paid-in-capital	751,841,897
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,024,791
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	5,912,332

TOTAL NET ASSETS	$759,508,402

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($680,719,443/64,664,811 shares)	$10.53

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($78,788,959/8,273,421 shares)	$9.52

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Interest	$27,820,557
Dividends (net of foreign taxes withheld, $5,520)	520,278

Total Investment Income	28,340,835

EXPENSES:

Management fees (Note 3)	3,259,056
Shareholder services fees (Class S) (Note 3)	1,689,181
Fund accounting and administration fees (Note 3)	155,822
Transfer agent fees (Note 3)	18,190
Directors’ fees (Note 3)	8,678
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	46,540
Miscellaneous	120,255

Total Expenses	5,300,882

NET INVESTMENT INCOME	23,039,953

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-Investments	12,025,292
Foreign currency transactions and translation of other assets and liabilities	(23,828)

12,001,464

Net change in unrealized appreciation (depreciation) on-Investments	(13,552,715)
Foreign currency and translation of other assets and liabilities	(2,248)

(13,554,963)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(1,553,499)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,486,454

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$23,039,953	$21,992,534
Net realized gain on investments and foreign currency	12,001,464	9,768,099
Net change in unrealized depreciation on investments and foreign currency	(13,554,963)	(32,426,616)

Net increase (decrease) from operations	21,486,454	(665,983)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(20,951,102)	(21,928,376)
From net investment income (Class I)	(2,159,679)	(258,166)
From net realized gain on investments (Class S)	(7,741,329)	(14,602,709)
From net realized gain on investments (Class I)	(979,791)	(353,578)

Total distributions to shareholders	(31,831,901)	(37,142,829)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	96,977,718	79,603,385

Net increase in net assets	86,632,271	41,794,573

NET ASSETS:

Beginning of year	672,876,131	631,081,558

End of year (including undistributed net investment income of $0 and distributions in excess of net investment income of $5,045, respectively)	$759,508,402	$672,876,131

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.65	$11.27	$10.67	$10.96	$10.49

Income (loss) from investment operations:
Net investment income[1]	0.34	0.37	0.45	0.51	0.55
Net realized and unrealized gain (loss) on investments	(0.00)[2]	(0.38)	0.70	0.03	0.51

Total from investment operations	0.34	(0.01)	1.15	0.54	1.06

Less distributions to shareholders:
From net investment income	(0.34)	(0.37)	(0.45)	(0.51)	(0.52)
From net realized gain on investments	(0.12)	(0.24)	(0.10)	(0.32)	(0.07)

Total distributions to shareholders	(0.46)	(0.61)	(0.55)	(0.83)	(0.59)

Net asset value - End of year	$10.53	$10.65	$11.27	$10.67	$10.96

Net assets - End of year (000’s omitted)	$680,719	$653,668	$631,082	$569,583	$535,355

Total return[3]	3.18%	(0.02%)	10.94%	4.91%	10.18%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%	0.76%
Net investment income	3.16%	3.35%	4.01%	4.56%	4.92%
Portfolio turnover	53%	49%	41%	35%	31%

*Effective August 1, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.00%[4]	N/A	N/A	0.00%[4]

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/14	FOR THE PERIOD 8/1/13[1] TO 12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.68	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.34	0.15
Net realized and unrealized gain (loss) on investments	(0.02)	0.00 [3]

Total from investment operations	0.32	0.15

Less distributions to shareholders:

From net investment income	(0.36)	(0.23)
From net realized gain on investments	(0.12)	(0.24)

Total distributions to shareholders	(0.48)	(0.47)

Net asset value - End of period	$9.52	$9.68

Net assets - End of period (000’s omitted)	$78,789	$19,209

Total return[4]	3.36%	1.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%[5]
Net investment income	3.42%	3.55%[5]
Portfolio turnover	53%	49%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.00%[5,6]
1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01 per share.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Notes to Financial Statements

1.	Organization

Core Plus Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 125 million have been designated as Core Plus Bond Series Class S common stock and 100 million have been designated as Core Plus Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$9,794,562	$9,794,562	$—	$—
Debt securities:
Loan assignments	3,957,000	—	3,957,000	—
U.S. Treasury and other U.S. Government agencies	31,451,284	—	31,451,284	—
States and political subdivisions (municipals)	6,511,142	—	6,511,142	—
Corporate debt:
Consumer Discretionary	58,193,626	—	58,193,626	—
Consumer Staples	14,460,534	—	14,460,534	—
Energy	52,354,317	—	52,354,317	—
Financials	279,975,535	—	279,975,535	—
Health Care	20,206,294	—	20,206,294	—
Industrials	43,343,887	—	43,343,887	—
Information Technology	34,367,822	—	34,367,822	—
Materials	38,855,184	—	38,855,184	—
Telecommunication Services	19,164,658	—	19,164,658	—
Utilities	4,558,919	—	4,558,919	—
Convertible corporate debt:
Consumer Discretionary	3,261,375	—	3,261,375	—
Asset-backed securities	11,442,964	—	11,442,964	—
Commercial mortgage-backed securities	60,409,421	—	60,409,421	—

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign government bonds	$29,644,381	$—	$29,644,381	$—
Mutual funds	32,179,239	32,179,239	—	—

Total assets	$754,132,144	$41,973,801	$712,158,343	$—

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series did not hold any forward foreign currency exchange contracts during the year ended December 31, 2014.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2014.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2014.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2014.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.50% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Core Plus Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $417,042,090 and $337,527,601, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $48,875,425 and $32,614,579, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Core Plus Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,467,982	$102,470,115	8,695,764	$96,976,503
Reinvested	2,604,702	27,789,942	3,288,151	35,520,781
Repurchased	(8,805,748)	(95,274,990)	(6,571,916)	(72,512,697)

Total	3,266,936	$34,985,067	5,411,999	$59,984,587

CLASS I:	FOR THE YEAR ENDED 12/31/14		FOR THE PERIOD 8/1/13 (COMMENCEMENT OF OPERATIONS) TO 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,679,760	$65,876,921	2,073,386	$20,502,845
Reinvested	205,053	1,971,555	23,034	223,208
Repurchased	(596,521)	(5,855,825)	(111,291)	(1,107,255)

Total	6,288,292	$61,992,651	1,985,129	$19,618,798

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Core Plus Bond Series

Notes to Financial Statements (continued)

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were illiquid, when purchased may become illiquid. Loan assignment investments held by the Series as of December 31, 2014 are disclosed in the Investment Portfolio.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, and redesignation of distributions paid. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2014, $75,873 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$23,011,079	$22,144,885
Long-term capital gains	8,820,822	14,997,944

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$748,216,675
Unrealized appreciation	20,019,240
Unrealized depreciation	(14,103,771)

Net unrealized appreciation	$5,915,469

Undistributed long-term capital gains	$1,024,791

Core Plus Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

Core Plus Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $346,710 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $10,337,894 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 1.51%, or if different, the maximum allowable under tax law.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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Core Plus Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/14-AR

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment grade (junk bonds) and those securities, principally Exchange-Traded Funds, that are designed to track the performance of non-investment grade securities.

Performance Commentary

Domestic fixed income markets did well during 2014, and most sectors provided positive absolute returns. Municipal bonds and longer-term Treasury securities were the standout performers. Contrary to consensus expectations at the beginning of the year, the yields of bonds with longer-term maturities moved lower during 2014. The 10-year U.S. Treasury yield descended from 3% at the end of 2013 to 2.2% as of December 31, 2014. From a credit quality perspective, investment-grade securities generally outperformed high yield bonds. While high yield market performance was strong and competitive with other fixed income sectors through the first and second quarters, a steep decline in global oil prices during the year’s second half weighed heavily upon high yield securities. Bonds issued by businesses that operate in the Energy sector are a major component of the high yield bond market.

During the year, the Bank of America Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index returned 3.46%. The High Yield Series Class S also experienced positive absolute returns for the year, returning 2.04%, but trailed the benchmark on a relative basis.

Contributing to the relative performance shortfall during 2014 was the Series’ concentration in shorter duration securities relative to the benchmark. The downward shift on the long end of the Treasury yield curve during the year led to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risks of rising yields. The relative performance impact of sector selection was largely muted, whereas security selection modestly detracted from relative returns, particularly during the fourth quarter given the weakness in certain energy-related investments. Regarding credit quality, the Series’ overweight to lower rated bonds relative to the benchmark was also a headwind to relative performance.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in an attempt to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the High Yield Bond Series Cass S shares is provided above. Performance for the High Yield Bond Series Class I shares may be higher or lower based on the Class’ underlying expenses.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

High Yield Bond Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series - Class S3	2.04%	8.32%	8.80%
Manning & Napier Fund, Inc. - High Yield Bond Series - Class I3,4	2.33%	8.44%	8.92%
Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index[5]	3.46%	8.78%	9.75%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series Class S from its inception (9/14/09) to present (12/31/14) to the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from September 14, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 1.11% for Class S and 0.86% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S and 0.86% for Class I for the year ended December 31, 2014.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. High Yield Bond Series Class S.

5The unmanaged Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index is a market value-weighted measure of BB and B rated corporate bonds with maturities of at least one year. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 968.30	$5.56	1.12%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.56	$5.70	1.12%
Class I
Actual	$1,000.00	$ 969.30	$4.32	0.87%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

High Yield Bond Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

High Yield Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

LOAN ASSIGNMENTS - 7.6%

Alere, Inc., Term B2, 4.25%, 6/30/2017	WR3		$3,989,703	$3,944,819
CPI International, Inc., 1st Lien Term Loan B4, 11/17/2017	Ba3		3,000,000	2,943,750
Crown Castle Operating Co., 1st Lien Term Loan B2[2], 3.00%, 1/31/2021	Ba2		3,959,992	3,890,692
NRG Energy, Inc. Term B2, 2.75%, 7/1/2018	Baa3		3,964,697	3,880,963
Valeant Pharmaceuticals International, Inc., Term Loan D2[4], 2/13/2019	Ba1		4,000,000	3,959,000

TOTAL LOAN ASSIGNMENTS (Identified Cost $18,874,901)				18,619,224

CORPORATE BONDS - 87.6%

Non-Convertible Corporate Bonds - 87.6%
Consumer Discretionary - 10.3%
Auto Components - 2.9%
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	Ba3		3,485,000	3,485,000
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 5.875%, 2/1/2022	Ba3		3,615,000	3,630,816

				7,115,816

Household Durables - 2.3%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[5], 6.125%, 7/1/2022	B2		2,545,000	2,646,800
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B2		2,955,000	2,807,250

				5,454,050

Media - 5.0%
Cogeco Cable, Inc. (Canada)[5], 4.875%, 5/1/2020	BB	[6]	3,830,000	3,830,000
Columbus International, Inc. (Barbados)[5], 7.375%, 3/30/2021	B2		3,440,000	3,577,600
Gannett Co., Inc.[5], 4.875%, 9/15/2021	Ba1		2,400,000	2,382,000
Sirius XM Radio, Inc.[5], 4.25%, 5/15/2020	B1		2,515,000	2,477,275

				12,266,875

Specialty Retail - 0.1%
Sonic Automotive, Inc., 5.00%, 5/15/2023	B2		250,000	242,500

Total Consumer Discretionary				25,079,241

Consumer Staples - 9.7%
Beverages - 1.0%

DS Services of America, Inc.[5], 10.00%, 9/1/2021	Ba3		2,115,000	2,442,825

Food & Staples Retailing - 3.6%
C&S Group Enterprises LLC[5], 5.375%, 7/15/2022	B1		3,720,000	3,692,100
KeHE Distributors LLC - KeHE Finance Corp.[5], 7.625%, 8/15/2021	B3		2,305,000	2,449,063
Shearer’s Foods LLC - Chip Finance Corp.[5], 9.00%, 11/1/2019	B1		2,390,000	2,605,100

				8,746,263

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Consumer Staples (continued)
Food Products - 1.4%
Pinnacle Operating Corp.[5], 9.00%, 11/15/2020	Caa1	$3,435,000	$3,538,050

Household Products - 2.5%
Harbinger Group, Inc., 7.875%, 7/15/2019	Ba3	2,885,000	3,072,525
Harbinger Group, Inc., 7.75%, 1/15/2022	Caa1	3,100,000	3,131,000

			6,203,525

Tobacco - 1.2%
Vector Group Ltd., 7.75%, 2/15/2021	Ba3	2,755,000	2,899,637

Total Consumer Staples			23,830,300

Energy - 10.5%
Energy Equipment & Services - 5.0%
Calfrac Holdings LP (Canada)[5], 7.50%, 12/1/2020	B1	3,385,000	2,860,325
Parker Drilling Co., 6.75%, 7/15/2022	B1	4,285,000	3,213,750
Seventy Seven Operating LLC, 6.625%, 11/15/2019	Ba3	2,395,000	1,820,200
Shelf Drilling Holdings Ltd. (United Arab Emirates)[5], 8.625%, 11/1/2018	Ba3	3,440,000	2,820,800
US Shale Solutions, Inc.[5], 12.50%, 9/1/2017	B3	1,895,000	1,421,250

			12,136,325

Oil, Gas & Consumable Fuels - 5.5%
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021	B3	2,445,000	1,320,300
FTS International, Inc.[5], 6.25%, 5/1/2022	B2	2,470,000	1,803,100
Ithaca Energy, Inc. (United Kingdom)[5], 8.125%, 7/1/2019	Caa1	2,325,000	1,755,375
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020	Ba3	4,615,000	4,638,075
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba3	4,155,000	4,082,287

			13,599,137

Total Energy			25,735,462

Financials - 18.7%
Banks - 2.5%
Popular, Inc., 7.00%, 7/1/2019	B2	3,570,000	3,570,000
SunTrust Banks, Inc.[2,9], 5.625%	Ba1	2,435,000	2,447,175

			6,017,175

Capital Markets - 1.5%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance[5], 5.00%, 8/1/2021	BBB[6]	3,725,000	3,720,344

Consumer Finance - 2.8%
CNG Holdings, Inc.[5], 9.375%, 5/15/2020	Caa1	3,150,000	2,079,000
Navient Corp., 6.125%, 3/25/2024	Ba3	4,900,000	4,814,250

			6,893,250

Diversified Financial Services - 2.0%
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 7.375%, 4/1/2020	B1	2,970,000	2,762,100

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Jefferies Finance LLC - JFIN Co-Issuer Corp.[5], 6.875%, 4/15/2022	B1	$2,400,000	$2,196,000

			4,958,100

Real Estate Investment Trusts (REITS) - 4.9%
Corrections Corp. of America, 4.125%, 4/1/2020	Ba1	2,520,000	2,450,700
DuPont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	3,525,000	3,591,094
Qualitytech LP - QTS Finance Corp.[5], 5.875%, 8/1/2022	B2	2,437,000	2,449,185
Rialto Holdings LLC - Rialto Corp.[5], 7.00%, 12/1/2018	B2	3,485,000	3,537,275

			12,028,254

Real Estate Management & Development - 2.0%
Forestar USA Real Estate Group, Inc.[5], 8.50%, 6/1/2022	B2	2,350,000	2,291,250
Greystar Real Estate Partners LLC[5], 8.25%, 12/1/2022	B2	2,500,000	2,543,750

			4,835,000

Thrifts & Mortgage Finance - 3.0%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	3,125,000	3,218,750
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[5], 5.875%, 8/1/2021	Ba3	2,065,000	1,961,750
Prospect Holding Co. LLC - Prospect Holding Finance Co.[5], 10.25%, 10/1/2018	B2	2,470,000	2,037,750

			7,218,250

Total Financials			45,670,373

Health Care - 3.3%
Health Care Equipment & Supplies - 1.0%
Halyard Health, Inc.[5], 6.25%, 10/15/2022	B2	2,380,000	2,415,700

Health Care Providers & Services - 2.3%
Fresenius Medical Care US Finance, Inc. (Germany)[5], 6.50%, 9/15/2018	Ba2	2,485,000	2,745,925
Fresenius US Finance II, Inc. (Germany)[5], 9.00%, 7/15/2015	Ba1	2,925,000	3,012,750

			5,758,675

Total Health Care			8,174,375

Industrials - 16.5%
Aerospace & Defense - 1.5%
DigitalGlobe, Inc.[5], 5.25%, 2/1/2021	B1	3,779,000	3,590,050

Air Freight & Logistics - 1.0%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[5,7], 10.00%, 2/15/2018	Caa2	2,485,000	2,522,275

Airlines - 5.2%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	3,645,000	3,708,787

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B5, 6.375%, 1/2/2016	Ba1		$2,290,000	$2,381,600
Gol LuxCo S.A. (Brazil)[5], 8.875%, 1/24/2022	B	[6]	3,710,000	3,487,400
United Continental Holdings, Inc., 6.375%, 6/1/2018	B3		2,880,000	3,045,600

				12,623,387

Commercial Services & Supplies - 1.2%
Modular Space Corp.[5], 10.25%, 1/31/2019	B3		3,560,000	3,079,400

Construction & Engineering - 1.0%
Abengoa Finance S.A.U. (Spain)[5], 7.75%, 2/1/2020	B2		2,720,000	2,400,400

Machinery - 3.7%
CNH Industrial Capital LLC, 6.25%, 11/1/2016	Ba1		2,885,000	3,022,037
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[5], 8.875%, 8/1/2020	B2		2,760,000	2,925,600
Waterjet Holdings, Inc.[5], 7.625%, 2/1/2020	B2		2,925,000	3,012,750

				8,960,387

Trading Companies & Distributors - 2.9%
Aircastle Ltd., 4.625%, 12/15/2018	Ba3		3,050,000	3,065,250
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B2		3,485,000	3,519,850
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2		500,000	492,500

				7,077,600

Total Industrials				40,253,499

Materials - 7.6%
Chemicals - 1.5%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[5], 6.75%, 10/15/2019	B2		3,610,000	3,528,775

Containers & Packaging - 1.4%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[2,5], 3.241%, 12/15/2019	Ba3		3,645,000	3,517,425

Metals & Mining - 4.7%
ArcelorMittal (Luxembourg), 10.35%, 6/1/2019	Ba1		2,515,000	3,036,863
Essar Steel Algoma, Inc. (Canada)[5], 9.50%, 11/15/2019	Ba3		2,000,000	2,015,000
Lundin Mining Corp. (Canada)[5], 7.875%, 11/1/2022	Ba2		3,425,000	3,425,000
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[5], 7.375%, 2/1/2020	B1		2,890,000	3,001,987

				11,478,850

Total Materials				18,525,050

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services - 6.1%
Diversified Telecommunication Services - 3.1%
Frontier Communications Corp., 9.25%, 7/1/2021	Ba3		$1,000,000	$1,155,000
Inmarsat Finance plc (United Kingdom)[5], 4.875%, 5/15/2022	Ba2		3,720,000	3,682,800
Windstream Corp., 7.875%, 11/1/2017	B1		2,525,000	2,733,313

				7,571,113

Wireless Telecommunication Services - 3.0%
Altice Financing S.A. (Luxembourg)[5], 6.50%, 1/15/2022	B1		4,960,000	4,848,400
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[5], 8.25%, 11/7/2021	B1		2,435,000	2,470,307

				7,318,707

Total Telecommunication Services				14,889,820

Utilities - 4.9%
Electric Utilities - 1.0%
Abengoa Yield plc (Spain)[5], 7.00%, 11/15/2019	WR	[3]	2,430,000	2,393,550

Independent Power and Renewable Electricity Producers - 3.9%
ContourGlobal Power Holdings S.A. (France)[5], 7.125%, 6/1/2019	B3		3,560,000	3,560,000
NRG Energy, Inc., 6.25%, 7/15/2022	B1		2,400,000	2,454,000
RJS Power Holdings LLC[5], 5.125%, 7/15/2019	B1		3,610,000	3,564,875

				9,578,875

Total Utilities				11,972,425

Total Non-Convertible Corporate Bonds
(Identified Cost $222,227,801)				214,130,545

MUTUAL FUNDS - 1.0%
BlackRock Corporate High Yield Fund, Inc.			103,000	1,174,200
BlackRock Debt Strategies Fund, Inc.			312,400	1,162,128

TOTAL MUTUAL FUNDS
(Identified Cost $2,327,591)				2,336,328

SHORT-TERM INVESTMENT - 4.8%
Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.03%,
(Identified Cost $11,792,674)			11,792,674	11,792,674

TOTAL INVESTMENTS - 101.0%
(Identified Cost $255,222,967)				246,878,771
LIABILITIES, LESS OTHER ASSETS - (1.0%)				(2,521,003)

NET ASSETS - 100%				$244,357,768

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Investment Portfolio - December 31, 2014

1Credit ratings from Moody’s (unaudited).

2The coupon rate is floating and is the effective rate as of December 31, 2014.

3Credit rating has been withdrawn. As of December 31, 2014, there is no rating available (unaudited).

4This security is unsettled and the coupon rate has not yet been determined as of December 31, 2014.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $133,462,036 or 54.6% of the Series’ net assets as of December 31, 2014 (see Note 2 to the financial statements).

6Credit ratings from S&P (unaudited).

7Represents a Payment-In-Kind bond.

8Rate shown is the current yield as of December 31, 2014.

9Security is perpetual in nature and has no stated maturity date.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $255,222,967) (Note 2)	$246,878,771
Cash	87
Interest receivable	4,465,930
Receivable for fund shares sold	436,486
Receivable for securities sold	30,385
Dividends receivable	25,928
Prepaid and other expenses	101

TOTAL ASSETS	251,837,688

LIABILITIES:

Accrued management fees (Note 3)	163,795
Accrued shareholder services fees (Class S) (Note 3)	45,356
Accrued fund accounting and administration fees (Note 3)	16,574
Accrued transfer agent fees (Note 3)	4,297
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	6,971,250
Payable for fund shares repurchased	228,410
Other payables and accrued expenses	49,831

TOTAL LIABILITIES	7,479,920

TOTAL NET ASSETS	$244,357,768

NET ASSETS CONSIST OF:

Capital stock	$248,239
Additional paid-in-capital	252,731,409
Undistributed net investment income	149,165
Accumulated net realized loss on investments	(426,849)
Net unrealized depreciation on investments	(8,344,196)

TOTAL NET ASSETS	$244,357,768

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($202,772,067/20,190,208 shares)	$10.04

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($41,585,701/4,633,666 shares)	$8.97

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Interest	$13,977,288
Other	267,557
Dividends	72,494

Total Investment Income	14,317,339

EXPENSES:

Management fees (Note 3)	1,822,412
Shareholder services fees (Class S) (Note 3)	511,687
Fund accounting and administration fees (Note 3)	67,770
Transfer agent fees (Note 3)	18,027
Directors’ fees (Note 3)	4,401
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	11,128
Miscellaneous	160,207

Total Expenses	2,598,792

NET INVESTMENT INCOME	11,718,547

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	5,867,932
Net change in unrealized appreciation (depreciation) on investments	(12,738,672)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(6,870,740)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,847,807

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$11,718,547	$10,408,713
Net realized gain on investments	5,867,932	6,335,942
Net change in unrealized appreciation (depreciation) on investments	(12,738,672)	(2,438,060)

Net increase from operations	4,847,807	14,306,595

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(9,427,102)	(9,215,819)
From net investment income (Class I)	(2,140,735)	(1,197,453)
From net realized gain on investments (Class S)	(6,037,874)	(5,772,445)
From net realized gain on investments (Class I)	(1,355,223)	(773,068)

Total distributions to shareholders	(18,960,934)	(16,958,785)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	42,249,663	25,684,287

Net increase in net assets	28,136,536	23,032,097

NET ASSETS:

Beginning of year	216,221,232	193,189,135

End of year (including undistributed net investment income of $ 149,165 and $0, respectively)	$244,357,768	$216,221,232

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.64	$10.75	$10.30	$10.74	$10.37

Income from investment operations:
Net investment income[1]	0.52	0.54	0.63	0.69	0.75
Net realized and unrealized gain (loss) on investments	(0.30)	0.21	0.83	(0.17)	0.66

Total from investment operations	0.22	0.75	1.46	0.52	1.41

Less distributions to shareholders:
From net investment income	(0.50)	(0.53)	(0.64)	(0.67)	(0.75)
From net realized gain on investments	(0.32)	(0.33)	(0.37)	(0.29)	(0.29)

Total distributions to shareholders	(0.82)	(0.86)	(1.01)	(0.96)	(1.04)

Net asset value - End of year	$10.04	$10.64	$10.75	$10.30	$10.74

Net assets - End of year (000’s omitted)	$202,772	$191,922	$179,187	$175,350	$158,181

Total return[2]	2.04%	7.17%	14.46%	4.87%	13.59%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.11%	1.12%	1.10%	1.12%	1.14%
Net investment income	4.78%	4.99%	5.83%	6.26%	6.79%
Portfolio turnover	104%	93%	91%	63%	54%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEARS ENDED		FOR THE PERIOD 8/1/12[1] TO 12/31/12
	12/31/14	12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.59	$9.78	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.49	0.52	0.25
Net realized and unrealized gain (loss) on investments	(0.26)	0.18	0.30

Total from investment operations	0.23	0.70	0.55

Less distributions to shareholders:
From net investment income	(0.53)	(0.56)	(0.40)
From net realized gain on investments	(0.32)	(0.33)	(0.37)

Total distributions to shareholders	(0.85)	(0.89)	(0.77)

Net asset value - End of period	$8.97	$9.59	$9.78

Net assets - End of period (000’s omitted)	$41,586	$24,299	$14,002

Total return[3]	2.33%	7.35%	5.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.86%	0.87%	0.87%[4]
Net investment income	5.05%	5.24%	5.90%[4]
Portfolio turnover	104%	93%	91%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized. 4Annualized.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The series is authorized to issue two classes of shares (Class S & Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 125 million have been designated as High Yield Bond Series Class S common stock and 100 million have been designated as High Yield Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Loan assignments	$18,619,224	$—	$18,619,224	$—
Corporate debt:
Consumer Discretionary	25,079,241	—	25,079,241	—
Consumer Staples	23,830,300	—	23,830,300	—
Energy	25,735,462	—	25,735,462	—
Financials	45,670,373	—	45,670,373	—
Health Care	8,174,375	—	8,174,375	—
Industrials	40,253,499	—	40,253,499	—
Materials	18,525,050	—	18,525,050	—
Telecommunication Services	14,889,820	—	14,889,820	—
Utilities	11,972,425	—	11,972,425	—
Mutual funds	14,129,002	14,129,002	—	—

Total assets	$246,878,771	$14,129,002	$232,749,769	$—

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2014.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2014.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2014.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2011 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

20

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $273,712,276 and $241,423,149, respectively. There were no purchases or sales of U.S. Government securities.

21

High Yield Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,953,447	$42,414,464	3,157,224	$34,362,165
Reinvested	1,452,659	14,913,394	1,354,596	14,473,811
Repurchased	(3,259,439)	(35,201,730)	(3,132,464)	(34,027,943)

Total	2,146,667	$22,126,128	1,379,356	$14,808,033

CLASS I	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,472,698	$23,897,041	1,095,354	$10,833,464
Reinvested	360,518	3,313,848	194,706	1,879,227
Repurchased	(732,438)	(7,087,354)	(188,659)	(1,836,437)

Total	2,100,778	$20,123,535	1,101,401	$10,876,254

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were illiquid, when purchased may become illiquid. Loan assignment investments held by the Series as of December 31, 2014 are disclosed in the Investment Portfolio.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in

22

High Yield Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2014, amounts were reclassified within the capital accounts to decrease Undistributed Net Investment Income by $1,545 and increase Accumulated Net Realized Loss on Investments by $1,545. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$15,057,497	$13,029,453
Long-term capital gains	3,903,437	3,929,332

At December 31, 2014, the identified cost for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

Cost for federal income tax purposes	$255,446,236
Unrealized appreciation	1,910,049
Unrealized depreciation	(10,477,514)

Net unrealized depreciation	$(8,567,465)

Undistributed ordinary income	$149,165
Qualified late-year losses[1]	$203,580

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015 late year short-term ordinary losses of $119,272 and long-term ordinary losses of $84,308.

23

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

24

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series designates $3,439,678 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

25

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

26

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested	Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

28

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

29

High Yield Bond Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/14-AR

Inflation Focus Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds and evidence of disinflation. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place alongside generally muted inflationary pressures.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Inflation Focus Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth and inflation protection primarily through investment in equity securities that are expected to benefit from an inflationary environment. The Series invests primarily in common stocks of U.S. and foreign issuers, including those in emerging markets. The Series may also invest in fixed income securities of any type.

Performance Commentary

Global equity market performance was mixed during 2014. The MSCI ACWI Index (ACWI) experienced positive absolute returns of 4.16%. The Inflation Focus Equity Series was weaker on an absolute basis, returning -2.53%, and underperformed the benchmark.

The Series’ underperformance relative to the ACWI during the year was driven by sector allocation. The aggregate impact of stock selection was largely muted. Regarding major detractors from relative performance, the Series’ overweight allocations to Energy and Materials compared to the benchmark, as well as an underweight to Health Care, challenged relative returns. Respectively, Energy and Materials were the two weakest areas within the benchmark during 2014. Stock selection in Information Technology also detracted from portfolio performance relative to the benchmark. From a country positioning and selection perspective, stock selection in the United States, Canada, and the United Kingdom challenged relative returns.

Offsetting a portion of the relative performance headwind experienced by the Series during 2014 were positive contributions to relative returns from stock selection in Materials, Consumer Discretionary, and Financials. The Series’ lack of exposure to Telecommunication Services also aided relative performance. At a country level, the Series’ overweight to the United States and underweight to France contributed positively, as did stock selection in Germany and Brazil.

Portfolio positioning results from a top-down thematic analysis meant to identify and understand where pockets on inflation may exist, and to apply traditional bottom-up analysis of industry and company level fundamentals to find the beneficiaries of inflationary pressures. We believe companies that are well-positioned in industries where there are bottlenecks and tight supply conditions stand to benefit when inflationary pressures arise. Importantly, given the generally slow economic growth environment and lingering signs of slack in labor markets across the global economy today, current conditions are less about traditional broad-based inflation and more about identifying pockets of inflation. As of year-end, the following represents our current inflationary themes listed in order of allocation from largest to smallest: Energy, Food, Bottleneck Profiles, Metals & Mining, Automation, Real Estate, Transportation, and Water.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors can expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets and potentially give rise to inflationary pressures in certain economies. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Broadly speaking, valuations in the developed world are neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to pursue companies that we believe can do well whether inflation is broad-based or isolated in pockets. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk. The Series may invest up to 100% of its portfolio in foreign securities. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. The Series may invest up to 20% of its portfolio in bonds. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise.

2

Inflation Focus Equity Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Inflation Focus Equity Series[3]	-2.53%	7.37%
MSCI ACWI Index[4]	4.16%	13.03%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Inflation Focus Equity Series from its inception2 (August 23, 2011) to present (December 31, 2014) to the MSCI ACWI Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from August 23, 2011, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 1.16%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for the year ended December 31, 2014.

4 The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance and consists of 44 developed and emerging market country indices. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Inflation Focus Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14
Actual	$1,000.00	$919.40	$5.56
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Inflation Focus Equity Series

Portfolio Composition as of December 31, 2014

(unaudited)

Top Ten Stock Holdings[2]
Monsanto Co.	2.7%	Pentair plc (United Kingdom)	2.4%
MasterCard, Inc. - Class A	2.7%	Stillwater Mining Co.	2.3%
Pall Corp.	2.7%	Twenty-First Century Fox, Inc. - Class A	2.2%
Visa, Inc. - Class A	2.6%	Fastenal Co.	2.1%
Xylem, Inc.	2.5%	Ingredion, Inc.	2.1%

2As a percentage of total investments.

5

Inflation Focus Equity Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.4%

Consumer Discretionary - 4.8%
Hotels, Restaurants & Leisure - 1.1%
Whistler Blackcomb Holdings, Inc. (Canada)	57,270	$1,011,517

Media - 3.7%
Sinclair Broadcast Group, Inc. - Class A	34,970	956,779
Tribune Media Co. - Class A*	8,250	493,103
Twenty-First Century Fox, Inc. - Class A	57,210	2,197,150

		3,647,032

Total Consumer Discretionary		4,658,549

Consumer Staples - 4.2%
Beverages - 2.0%
Anheuser-Busch InBev N.V. (Belgium)[1]	9,140	1,028,631
SABMiller plc (United Kingdom)[1]	18,020	939,405

		1,968,036

Food Products - 2.2%
Ingredion, Inc.	25,080	2,127,787

Total Consumer Staples		4,095,823

Energy - 19.8%
Energy Equipment & Services - 4.9%
Cameron International Corp.*	24,690	1,233,265
Core Laboratories N.V. - ADR	11,310	1,361,045
Oceaneering International, Inc.	14,640	860,978
Schlumberger Ltd.	10,610	906,200
TGS Nopec Geophysical Co. ASA (Norway)[1]	22,110	477,504

		4,838,992

Oil, Gas & Consumable Fuels - 14.9%
Cameco Corp. (Canada)	60,760	996,280
Cloud Peak Energy, Inc.*	214,570	1,969,753
Concho Resources, Inc.*	5,190	517,703
Continental Resources, Inc.*	12,470	478,349
Denbury Resources, Inc.	64,500	524,385
Diamondback Energy, Inc.*	8,450	505,141
Encana Corp. (Canada)	50,250	696,967
Energen Corp.	8,180	521,557
EOG Resources, Inc.	13,900	1,279,773
Hess Corp.	19,330	1,426,941
Koninklijke Vopak N.V. (Netherlands)[1]	38,670	2,006,281
Parsley Energy, Inc. - Class A*	37,420	597,223
Peabody Energy Corp.	253,840	1,964,722
Pioneer Natural Resources Co.	3,410	507,579

The accompanying notes are an integral part of the financial statements.

6

Inflation Focus Equity Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
RSP Permian, Inc.*	21,630	$543,778

		14,536,432

Total Energy		19,375,424

Financials - 7.4%
Diversified Financial Services - 1.1%
Berkshire Hathaway, Inc. - Class B*	6,830	1,025,525

Real Estate Investment Trusts (REITS) - 4.2%
Plum Creek Timber Co., Inc.	47,640	2,038,516
Weyerhaeuser Co.	58,580	2,102,436

		4,140,952

Real Estate Management & Development - 2.1%
Realogy Holdings Corp.*	46,450	2,066,561

Total Financials		7,233,038

Health Care - 1.1%
Health Care Equipment & Supplies - 1.1%
Neogen Corp.*	22,460	1,113,791

Industrials - 26.5%
Airlines - 2.0%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)	180,150	1,035,863
Latam Airlines Group S.A. - ADR (Chile)*	78,850	944,623

		1,980,486

Commercial Services & Supplies - 1.0%
Rollins, Inc.	30,330	1,003,923

Electrical Equipment - 0.9%
Polypore International, Inc.*	19,460	915,593

Machinery - 14.2%
AGCO Corp.	39,220	1,772,744
Deere & Co.	9,170	811,270
FANUC Corp. (Japan)[1]	8,510	1,403,132
Flowserve Corp.	16,330	977,024
Joy Global, Inc.	27,920	1,298,838
Pall Corp.	26,670	2,699,271
Pentair plc (United Kingdom)	36,530	2,426,323
Xylem, Inc.	66,690	2,538,888

		13,927,490

Professional Services - 1.0%
SGS S.A. (Switzerland)[1]	450	918,886

The accompanying notes are an integral part of the financial statements.

7

Inflation Focus Equity Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 3.0%
Kansas City Southern	12,080	$1,474,122
Union Pacific Corp.	12,390	1,476,021

		2,950,143

Trading Companies & Distributors - 4.4%
Brenntag AG (Germany)[1]	38,020	2,125,707
Fastenal Co.	45,220	2,150,663

		4,276,370

Total Industrials		25,972,891

Information Technology - 11.6%
Electronic Equipment, Instruments & Components - 1.0%
Cognex Corp.*	24,140	997,706

IT Services - 5.5%
MasterCard, Inc. - Class A	31,740	2,734,718
Visa, Inc. - Class A	9,970	2,614,134

		5,348,852

Semiconductors & Semiconductor Equipment - 1.1%
GCL-Poly Energy Holdings Ltd. (Hong Kong)*[1]	2,781,410	646,072
REC Silicon ASA (Norway)*[1]	1,842,630	434,684

		1,080,756

Software - 3.2%
Aspen Technology, Inc.*	14,350	502,537
AVEVA Group plc (United Kingdom)[1]	83,630	1,712,746
Nuance Communications, Inc.*	63,790	910,283

		3,125,566

Technology Hardware, Storage & Peripherals - 0.8%
Stratasys Ltd.*	9,800	814,478

Total Information Technology		11,367,358

Materials - 19.0%
Chemicals - 12.0%
Monsanto Co.	22,940	2,740,642
The Mosaic Co.	34,930	1,594,555
Novozymes A/S - Class B (Denmark)[1]	21,740	915,114
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	53,210	1,270,655
Syngenta AG (Switzerland)[1]	5,490	1,765,900
Tronox Ltd. - Class A	44,020	1,051,198
Umicore S.A. (Belgium)[1]	36,650	1,474,811
Wacker Chemie AG (Germany)[1]	8,400	921,444

		11,734,319

The accompanying notes are an integral part of the financial statements.

8

Inflation Focus Equity Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 7.0%
Alcoa, Inc.	44,650	$705,023
Alumina Ltd. (Australia)*[1]	1,002,880	1,448,860
Iluka Resources Ltd. (Australia)[1]	166,780	800,969
Norsk Hydro ASA (Norway)[1]	131,070	738,322
Stillwater Mining Co.*	155,020	2,284,995
Teck Resources Ltd. - Class B (Canada)	62,980	859,047

		6,837,216

Total Materials		18,571,535

TOTAL COMMON STOCKS
(Identified Cost $87,366,827)		92,388,409

SHORT-TERM INVESTMENT - 7.9%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.03%
(Identified Cost $7,759,687)	7,759,687	7,759,687

TOTAL INVESTMENTS - 102.3%
(Identified Cost $95,126,514)		100,148,096
LIABILITIES, LESS OTHER ASSETS - (2.3%)		(2,250,337)

NET ASSETS - 100%		$97,897,759

ADR - American Depositary Receipt

*Non-income producing security.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Rate shown is the current yield as of December 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Inflation Focus Equity Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $95,126,514) (Note 2)	$100,148,096
Cash	3,693
Receivable for fund shares sold	121,618
Dividends receivable	55,810
Foreign tax reclaims receivable	49,072
Prepaid and other expenses	92

TOTAL ASSETS	100,378,381

LIABILITIES:

Accrued management fees (Note 3)	87,766
Accrued fund accounting and administration fees (Note 3)	9,445
Accrued transfer agent fees (Note 3)	9,254
Accrued Chief Compliance Officer service fees (Note 3)	407
Accrued Directors’ fees (Note 3)	173
Payable for securities purchased	2,253,109
Payable for fund shares repurchased	73,347
Other payables and accrued expenses	47,121

TOTAL LIABILITIES	2,480,622

TOTAL NET ASSETS	$97,897,759

NET ASSETS CONSIST OF:

Capital stock	$89,463
Additional paid-in-capital	92,245,030
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	547,228
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	5,016,038

TOTAL NET ASSETS	$97,897,759

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($97,897,759/8,946,267 shares)	$10.94

The accompanying notes are an integral part of the financial statements.

10

Inflation Focus Equity Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $121,363)	$1,359,899

EXPENSES:

Management fees (Note 3)	1,111,511
Fund accounting and administration fees (Note 3)	39,659
Transfer agent fees (Note 3)	36,746
Directors’ fees (Note 3)	6,089
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	12,073
Miscellaneous	80,566

Total Expenses	1,289,804

NET INVESTMENT INCOME	70,095

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	5,990,875
Foreign currency and translation of other assets and liabilities	(2,298)

5,988,577

Net change in unrealized appreciation (depreciation) on- Investments	(8,719,194)
Foreign currency and translation of other assets and liabilities	(7,891)

(8,727,085)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(2,738,508)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,668,413)

The accompanying notes are an integral part of the financial statements.

11

Inflation Focus Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$70,095	$198,475
Net realized gain on investments and foreign currency	5,988,577	6,313,448
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,727,085)	6,736,829

Net increase (decrease) from operations	(2,668,413)	13,248,752

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(301,340)	(218,807)
From net realized gain on investments	(5,795,688)	(5,600,234)

Total distributions to shareholders	(6,097,028)	(5,819,041)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(5,450,235)	25,569,826

Net increase (decrease) in net assets	(14,215,676)	32,999,537

NET ASSETS:

Beginning of year	112,113,435	79,113,898

End of year (including undistributed net investment income of $0 and $0, respectively)	$97,897,759	$112,113,435

The accompanying notes are an integral part of the financial statements.

12

Inflation Focus Equity Series

Financial Highlights

	FOR THE YEARS ENDED			FOR THE PERIOD
	12/31/14	12/31/13	12/31/12	8/23/11[1] TO 12/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.98	$11.05	$9.95	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.01	0.02	0.05	0.00 [3]
Net realized and unrealized gain (loss) on investments	(0.34)	1.56	1.36	(0.05)

Total from investment operations	(0.33)	1.58	1.41	(0.05)

Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.05)	—
From net realized gain on investments	(0.67)	(0.63)	(0.26)	—

Total distributions to shareholders	(0.71)	(0.65)	(0.31)	—

Net asset value - End of period	$10.94	$11.98	$11.05	$9.95

Net assets - End of period (000’s omitted)	$97,898	$112,113	$79,114	$69,267

Total return[4]	(2.53%)	14.55%	14.26%	(0.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.16%	1.18%	1.20%	1.20%[5]
Net investment income	0.06%	0.20%	0.47%	0.60%[5]
Portfolio turnover	54%	55%	56%	9%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:
	N/A	N/A	0.03%	0.16%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

13

Inflation Focus Equity Series

Notes to Financial Statements

1.	Organization

Inflation Focus Equity Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth and inflation protection primarily through investment in equity securities that are expected to benefit from an inflationary environment.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Inflation Focus Equity Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$4,658,549	$4,658,549	$—	$—
Consumer Staples	4,095,823	2,127,787	1,968,036	—
Energy	19,375,424	16,891,639	2,483,785	—
Financials	7,233,038	7,233,038	—	—
Health Care	1,113,791	1,113,791	—	—
Industrials	25,972,891	21,525,166	4,447,725	—
Information Technology	11,367,358	8,573,856	2,793,502	—
Materials	18,571,535	10,506,115	8,065,420	—
Mutual fund	7,759,687	7,759,687	—	—

Total assets	$100,148,096	$80,389,628	$19,758,468	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

15

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011 and the years ended December 31, 2012, December 31, 2013, and December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

16

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $58,402,964 and $70,770,905, respectively. There were no purchases or sales of U.S. Government securities.

17

Inflation Focus Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class A shares of Inflation Focus Equity Series were:

	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,327,433	$15,809,663	2,759,940	$32,252,319
Reinvested	558,233	5,925,948	449,353	5,188,780
Repurchased	(2,298,121)	(27,185,846)	(1,007,186)	(11,871,273)

Total	(412,455)	$(5,450,235)	2,202,107	$25,569,826

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and redesignation of distributions paid. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2014, amounts were reclassified within the capital accounts to decrease Accumulated Net Realized Gain on Investments by $231,245 and increase Undistributed Net Investment Income by $231,245. Any such reclassifications are not reflected in the financial highlights.

18

Inflation Focus Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$4,282,176	$1,678,674
Long-term capital gains	1,814,852	4,140,367

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$95,539,672
Unrealized appreciation	12,925,367
Unrealized depreciation	(8,316,943)

Net unrealized appreciation	$4,608,424

Undistributed ordinary income	$177,896
Undistributed long-term capital gains	$782,490

19

Inflation Focus Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Inflation Focus Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Focus Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

20

Inflation Focus Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,448,119 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 14.70%, or if different, the maximum allowable under tax law.

The Series designates $1,748,434 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

21

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

22

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

24

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

25

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Inflation Focus Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIFE-12/14-AR

Emerging Markets Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Emerging Markets Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

Global equity market performance was mixed during 2014. The MSCI Emerging Markets Index experienced negative absolute returns of -2.19%. The Class S shares of the Emerging Market Series also experienced negative total returns for the year, returning -12.24%, and underperforming the benchmark.

The Series’ underperformance relative to the MSCI Emerging Markets benchmark during the year was driven by stock selection. In contrast, sector positioning aided relative returns. Regarding major detractors from relative performance, stock selection in Health Care, Information Technology, Consumer Discretionary, and Energy challenged relative returns. From a country positioning and selection perspective, stock selection in China, Colombia, and Hong Kong challenged relative returns. The Series’ overweight to Brazil and underweight to Taiwan as compared to the benchmark also detracted from relative returns.

Offsetting a portion of the relative performance headwind experienced by the Series during 2014 were positive contributions to relative returns from the Series’ substantial overweight to Health Care and underweight to Energy. Health Care was the strongest performing sector within the benchmark during the year, whereas Energy was the weakest, owing to significant declines in global oil prices that transpired from late June through year-end. Stock selection in Telecommunication Services also aided relative returns. At a country level, the Series’ underweight to Russia and overweight to India compared to the benchmark contributed positively to relative performance, as did stock selection in India and Korea. India was among the top performing global markets in 2014 as investors were encouraged by the election of Narendra Modi as Prime Minister. Modi is widely viewed as a capable reformer, and consensus expects that he will facilitate positive change in India while working to improve the country’s overall economic functioning.

Regarding current portfolio positioning, the Series’ investments reflect an emphasis on sectors and industries we expect to benefit over the long-term from an expanding Emerging Market middle class. Specifically, we see a long runway for growth in a variety of businesses that operate in the Health Care and Consumer sectors as medical care and consumption are two of the first areas in which individuals tend to increase spending as incomes grow. With wages and salaries expected to continue to rise in Emerging Markets, consumers are slowly gaining access to services and products that were once out of reach, and we believe this trend will create myriad investment opportunities for years to come.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors can expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Broadly speaking, valuations in the developed world are neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to pursue areas of global markets where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Please see page 4 for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Emerging Market Series Class S shares is provided above. Performance for the Emerging Market Series Class I shares may be higher or lower based on the Class’ underlying expenses.

2

Emerging Markets Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

3

Emerging Markets Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Emerging Markets Series - Class S3	-12.24%	4.79%
Manning & Napier Fund, Inc. - Emerging Markets Series - Class I3,4	-11.98%	4.89%
MSCI Emerging Markets Index[5]	-2.19%	2.38%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Emerging Markets Series Class S from its inception2 (November 16, 2011) to present (December 31, 2014) to the MSCI Emerging Markets Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from November 16, 2011, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 1.15% for Class S and 0.90% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.26% for Class S and 1.04% for Class I for the year ended December 31, 2014.

4For periods prior to the inception of Class I on December 18, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Emerging Markets Series - Class S.

5The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of 21 emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

4

Emerging Markets Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$866.30	$5.41	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Class I
Actual	$1,000.00	$868.00	$4.24	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

Emerging Markets Series

Portfolio Composition as of December 31, 2014

(unaudited)

6

Emerging Markets Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.8%

Consumer Discretionary - 16.3%
Auto Components - 2.6%
Halla Holdings Corp. (South Korea)[1]	11,243	$711,576
Mando Corp. (South Korea)*[1]	12,266	2,047,774

		2,759,350

Automobiles - 2.0%
Hyundai Motor Co. (South Korea)[1]	13,780	2,104,979

Diversified Consumer Services - 4.0%
Kroton Educacional S.A. (Brazil)*	746,000	4,349,936

Hotels, Restaurants & Leisure - 0.8%
Arcos Dorados Holdings, Inc. - Class A (Argentina)	168,460	911,369

Household Durables - 0.8%
LG Electronics, Inc. (South Korea)[1]	15,900	851,703

Media - 0.8%
Global Mediacom Tbk PT (Indonesia)[1]	7,866,550	901,334

Specialty Retail - 2.9%
China ZhengTong Auto Services Holdings Ltd. (China)[1]	4,319,210	1,914,138
Sa Sa International Holdings Ltd. (Hong Kong)[1]	1,747,610	1,219,151

		3,133,289

Textiles, Apparel & Luxury Goods - 2.4%
Belle International Holdings Ltd. (Hong Kong)[1]	2,278,000	2,558,762

Total Consumer Discretionary		17,570,722

Consumer Staples - 9.7%
Beverages - 4.0%
AMBEV S.A. - ADR (Brazil)	272,830	1,697,003
Cia Cervecerias Unidas S.A. - ADR (Chile)	143,960	2,670,458

		4,367,461

Food & Staples Retailing - 1.3%
Raia Drogasil S.A. (Brazil)	150,000	1,430,479

Food Products - 3.5%
Charoen Pokphand Foods PCL (Thailand)[1]	2,674,000	2,200,699
M Dias Branco S.A. (Brazil)	46,000	1,574,750

		3,775,449

Personal Products - 0.9%
Natura Cosmeticos S.A. (Brazil)	79,000	946,562

Total Consumer Staples		10,519,951

Energy - 3.2%
Energy Equipment & Services - 0.5%
SPT Energy Group, Inc. - Class H (China)[1]	3,126,000	575,081

The accompanying notes are an integral part of the financial statements.

7

Emerging Markets Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels - 2.7%
Cosan S.A. Industria e Comercio (Brazil)	139,190	$1,510,658
Pacific Rubiales Energy Corp. (Colombia)	221,420	1,370,296

		2,880,954

Total Energy		3,456,035

Financials - 6.8%
Banks - 1.7%
ICICI Bank Ltd. - ADR (India)	161,450	1,864,748

Diversified Financial Services - 2.6%
JSE Ltd. (South Africa)[1]	271,000	2,834,691

Insurance - 0.5%
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	422,360	540,224

Real Estate Management & Development - 2.0%
BR Malls Participacoes S.A. (Brazil)	111,000	686,077
General Shopping Brasil S.A. (Brazil)*	518,000	1,418,644

		2,104,721

Total Financials		7,344,384

Health Care - 26.6%
Biotechnology - 4.6%
Green Cross Corp. (South Korea)[1]	40,080	4,990,852

Health Care Equipment & Supplies - 5.3%
Ginko International Co. Ltd. (Taiwan)[1]	59,620	629,158
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	5,178,000	4,179,980
St. Shine Optical Co. Ltd. (Taiwan)[1]	55,890	911,826

		5,720,964

Health Care Providers & Services - 9.1%
Apollo Hospitals Enterprise Ltd. (India)[1]	144,174	2,580,274
Fortis Healthcare Ltd. (India)*[1]	1,354,220	2,382,449
KPJ Healthcare Berhad (Malaysia)[1]	1,204,050	1,269,660
Life Healthcare Group Holdings Ltd. (South Africa)[1]	980,380	3,621,670

		9,854,053

Pharmaceuticals - 7.6%
Glenmark Pharmaceuticals Ltd. (India)[1]	410,383	4,996,238
Lupin Ltd. (India)[1]	140,242	3,168,552

		8,164,790

Total Health Care		28,730,659

Industrials - 9.0%
Airlines - 4.1%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)	444,100	2,553,575

The accompanying notes are an integral part of the financial statements.

8

Emerging Markets Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
Latam Airlines Group S.A. - ADR (Chile)*	162,400	$1,945,552

		4,499,127

Commercial Services & Supplies - 1.2%
MiX Telematics Ltd. - ADR (South Africa)*	200,248	1,301,612

Electrical Equipment - 1.8%
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	2,052,000	1,940,296

Machinery - 1.3%
Sany Heavy Equipment International Holdings Co. Ltd. - Class H (China)*[1]	5,234,700	1,368,362

Marine - 0.6%
Sinotrans Shipping Ltd. - Class H (China)*[1]	2,604,000	618,234

Road & Rail - 0.0%#
Cosan Logistica SA (Brazil)*	7,300	7,854

Total Industrials		9,735,485

Information Technology - 10.1%
Internet Software & Services - 5.1%
Alibaba Group Holding Ltd. - ADR (China)*	7,490	778,511
Qihoo 360 Technology Co. Ltd. - ADR (China)*	26,960	1,543,730
Tencent Holdings Ltd. - Class H (China)[1]	144,900	2,096,548
Youku Tudou, Inc. - ADR (China)*	59,700	1,063,257

		5,482,046

Semiconductors & Semiconductor Equipment - 1.1%
MediaTek, Inc. (Taiwan)[1]	80,000	1,162,994

Software - 1.1%
Totvs S.A. (Brazil)	92,930	1,223,591

Technology Hardware, Storage & Peripherals - 2.8%
Samsung Electronics Co. Ltd. (South Korea)[1]	2,550	3,065,723

Total Information Technology		10,934,354

Materials - 5.3%
Chemicals - 3.0%
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	89,010	2,125,559
Yingde Gases Group Co. Ltd. - Class H (China)[1]	1,604,000	1,121,974

		3,247,533

Metals & Mining - 2.3%
Impala Platinum Holdings Ltd. (South Africa)*[1]	233,080	1,523,229
Jastrzebska Spolka Weglowa S.A. (Poland)*[1]	204,450	961,838

		2,485,067

Total Materials		5,732,600

The accompanying notes are an integral part of the financial statements.

9

Emerging Markets Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 7.8%
Wireless Telecommunication Services - 7.8%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	184,820	$4,099,308
China Mobile Ltd. - Class H (China)[1]	372,920	4,367,918

Total Telecommunication Services		8,467,226

TOTAL COMMON STOCKS
(Identified Cost $112,944,354)		102,491,416

PREFERRED STOCKS - 1.0%

Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Petroleo Brasileiro S.A. - ADR (Brazil)
(Identified Cost $3,030,987)	146,650	1,111,607

SHORT-TERM INVESTMENT - 4.1%

Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.03%,
(Identified Cost $4,464,209)	4,464,209	4,464,209

TOTAL INVESTMENTS - 99.9%
(Identified Cost $120,439,550)		108,067,232
OTHER ASSETS, LESS LIABILITIES - 0.1%		83,929

NET ASSETS - 100%		$108,151,161

ADR - American Depositary Receipt

*Non-income producing security.

#Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2014.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

China - 18.2%; Brazil - 17.6%; India - 13.9%; South Korea - 12.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Emerging Markets Series

Statement of Assets & Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $120,439,550) (Note 2)	$108,067,232
Receivable for fund shares sold	254,665
Dividends receivable	186,631
Prepaid and other expenses	29

TOTAL ASSETS	108,508,557

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	3,521
Accrued management fees (Note 3)	41,252
Accrued shareholder services fees (Class S) (Note 3)	20,797
Accrued fund accounting and administration fees (Note 3)	9,412
Accrued transfer agent fees (Note 3)	4,971
Accrued Chief Compliance Officer service fees (Note 3)	407
Accrued Directors’ fees (Note 3)	76
Payable for securities purchased	133,423
Accrued custodian fees	60,334
Payable for fund shares repurchased	48,437
Other payables and accrued expenses	34,766

TOTAL LIABILITIES	357,396

TOTAL NET ASSETS	$108,151,161

NET ASSETS CONSIST OF:

Capital stock	$117,034
Additional paid-in-capital	120,144,287
Distributions in excess of net investment income	(95,978)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	361,855
Net unrealized depreciation on investments (net of foreign capital gains tax of $3,521), foreign currency and translation of other assets and liabilities	(12,376,037)

TOTAL NET ASSETS	$108,151,161

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($91,177,822/ 9,866,179 shares)	$9.24

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($16,973,339/ 1,837,242 shares)	$9.24

The accompanying notes are an integral part of the financial statements.

11

Emerging Markets Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $221,907)	$4,296,102
Interest	354

Total Investment Income	4,296,456

EXPENSES:

Management fees (Note 3)	793,231
Shareholder services fees (Class S)(Note 3)	257,221
Fund accounting and administration fees (Note 3)	46,333
Transfer agent fees (Note 3)	20,696
Directors’ fees (Note 3)	3,685
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	146,985
Miscellaneous	136,214

Total Expenses	1,407,525
Less reduction of expenses (Note 3)	(130,436)

Net Expenses	1,277,089

NET INVESTMENT INCOME	3,019,367

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments (net of foreign capital gains tax, $391,228)	4,181,639
Foreign currency and translation of other assets and liabilities	(51,276)

4,130,363

Net change in unrealized appreciation (depreciation) on- Investments (net of decrease in accrued foreign capital gains tax of $99,824)	(22,082,098)
Foreign currency and translation of other assets and liabilities	1,329

(22,080,769)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(17,950,406)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,931,039)

The accompanying notes are an integral part of the financial statements.

12

Emerging Markets Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$3,019,367	$530,621
Net realized gain (loss) on investments and foreign currency	4,130,363	10,920,408
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(22,080,769)	(2,809,284)

Net increase (decrease) from operations	(14,931,039)	8,641,745

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,682,683)	(155,200)
From net investment income (Class I)	(550,665)	—
From net realized gain on investments (Class S)	(4,420,831)	(10,343,020)
From net realized gain on investments (Class I)	(784,320)	—

Total distributions to shareholders	(8,438,499)	(10,498,220)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	25,548,419	12,575,523

Net increase in net assets	2,178,881	10,719,048

NET ASSETS:

Beginning of year	105,972,280	95,253,232

End of year (including distributions in excess of net investment income of $95,978 and $0,respectively)	$108,151,161	$105,972,280

The accompanying notes are an integral part of the financial statements.

13

Emerging Markets Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED			FOR THE PERIOD 11/16/11[1] TO 12/31/11
	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.40	$11.64	$9.85	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.28 [3]	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	(1.67)	0.95	2.20	(0.15)

Total from investment operations	(1.39)	1.01	2.24	(0.14)

Less distributions to shareholders:
From net investment income	(0.29)	(0.02)	(0.03)	(0.01)
From net realized gain on investments	(0.48)	(1.23)	(0.42)	—

Total distributions to shareholders	(0.77)	(1.25)	(0.45)	(0.01)

Net asset value - End of period	$9.24	$11.40	$11.64	$9.85

Net assets - End of period (000’s omitted)	$91,178	$104,884	$95,253	$78,114

Total return[4]	(12.24%)	8.91%	22.77%	(1.37%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.15%	1.20%	1.20%	1.20%[5]
Net investment income	2.54%[3]	0.54%	0.39%	0.86%[5]
Portfolio turnover	26%	44%	40%	0%

*Effective December 18, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.11%	0.09%	N/A	N/A

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.48%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Emerging Markets Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/14	FOR THE PERIOD 12/18/13[1] TO 12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.40	$11.18

Income (loss) from investment operations:
Net investment income[2]	0.43 [3]	0.01
Net realized and unrealized gain (loss) on investments	(1.79)	0.21

Total from investment operations	(1.36)	0.22

Less distributions to shareholders:
From net investment income	(0.32)	—
From net realized gain on investments	(0.48)	—

Total distributions to shareholders	(0.80)	—

Net asset value - End of period	$9.24	$11.40

Net assets - End of period (000’s omitted)	$16,973	$1,088

Total return[4]	(11.98%)	1.97%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.90%	1.89%[5]
Net investment income	3.93%[3]	4.91%[5,6]
Portfolio turnover	26%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.14%	N/A

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.08 and the net investment income ratio would have been 0.72%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6The annualized net investment income ratio may not be indicative of operating results for a full year.

The accompanying notes are an integral part of the financial statements.

15

Emerging Markets Series

Notes to Financial Statements

1.	Organization

Emerging Markets Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Emerging Markets Series Class S common stock, and 100 million have been designated as Emerging Markets Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$17,570,722	$5,261,305	$12,309,417	$—
Consumer Staples	10,519,951	8,319,252	2,200,699	—
Energy	3,456,035	2,880,954	575,081	—
Financials	7,344,384	4,509,693	2,834,691	—
Health Care	28,730,659	—	28,730,659	—
Industrials	9,735,485	5,808,593	3,926,892	—
Information Technology	10,934,354	4,609,089	6,325,265	—
Materials	5,732,600	2,125,559	3,607,041	—
Telecommunication Services	8,467,226	4,099,308	4,367,918	—
Preferred Securities:
Energy	1,111,607	1,111,607	—	—
Mutual funds	4,464,209	4,464,209	—	—

Total assets	$108,067,232	$43,189,569	$64,877,663	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than

17

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. As of December 31, 2014, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011 and the years ended December 31, 2012, December 31, 2013 and December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share

19

Emerging Markets Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

class’ shareholder services fee, at no more than 0.90% of average daily net assets each year. Accordingly, the Advisor waived fees of $130,436 for the year ended December 31, 2014, which is included as a reduction of expenses on the statement of operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $47,182,340 and $28,404,551, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Emerging Markets Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,309,793	$14,270,807	1,122,036	$13,241,115
Reinvested	738,209	6,947,173	923,766	10,334,763
Repurchased	(1,379,719)	(15,094,248)	(1,032,246)	(12,080,706)

Total	668,283	$6,123,732	1,013,556	$11,495,172

CLASS I:	FOR THE YEAR ENDED 12/31/14		FOR THE PERIOD 12/18/13 (COMMENCEMENT OF OPERATIONS) TO 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,672,858	$18,862,196	95,447	$1,080,589
Reinvested	124,690	1,163,812	—	—
Repurchased	(55,732)	(601,321)	(21)	(238)

Total	1,741,816	$19,424,687	95,426	$1,080,351

20

Emerging Markets Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

Approximately 86% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, qualified late-year losses, investments in passive foreign investment companies (PFICs) and foreign taxes. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, $118,003 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Distributions in Excess of Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
Ordinary income	$5,643,207	$2,519,784
Long-term capital gains	2,795,292	7,978,436

21

Emerging Markets Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$120,439,550
Unrealized appreciation	12,725,828
Unrealized depreciation	(25,098,146)

Net unrealized depreciation	$(12,372,318)

Undistributed long-term gains	$396,687
Qualified late-year losses[1]	$130,810

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015 later year ordinary losses of $95,978 and late year short-term ordinary losses of $34,832.

22

Emerging Markets Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

23

Emerging Markets Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $3,713,588 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2014. The Series had $4,516,366 in foreign source income and paid foreign taxes of $145,649.

The Series designates $1,719,200 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

24

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the advisor in incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

25

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:

Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

27

Emerging Markets Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

28

Emerging Markets Series

Directors’ and Officers’ Information (unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since
2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc.
since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Emerging Markets Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEMS-12/14-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

Strategic Income Conservative Series: Primarily to manage against capital risk and generate income, with the pursuit of long-term capital growth as a secondary objective.

Strategic Income Moderate Series: To manage against capital risk while generating income and pursuing long-term capital growth.

Performance Commentary

Both the Strategic Income Conservative Series and the Strategic Income Moderate Series provided positive absolute returns during 2014. The Strategic Income Conservative Series Class S returned 6.30% and the Strategic Income Moderate Series Class S returned 6.66%; however, each Series’ performance trailed that of its blended benchmark on a relative basis.

Regarding relative returns, fixed income and stock selection were the primary drivers of the Series’ underperformance relative to the blended benchmarks during the year. Equity sector positioning also challenged relative returns. Specifically, the Series’ underweight to Financials relative to the benchmark detracted from returns, as that sector was among the strongest performing areas within the benchmark during 2014. With stocks generally outperforming bonds during the period, overall asset allocation was a modest drag on relative returns given the Series’ slight underweight allocation to stocks relative to the benchmark. Contributing to the negative relative performance impact of fixed income positioning was the Series’ concentration in shorter duration securities and meaningful underweight to Treasuries relative to the benchmark. Yields on Treasuries with longer-term maturities shifted lower during the year, leading to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risk of rising yields. With respect to stock selection, the Series’ investments in the Health Care and Consumer Staples sectors were noteworthy detractors from relative returns.

Helping to offset a portion of the relative performance headwind experienced by the Series during the year were positive contributions to relative returns from the Series’ overweight to Information Technology stocks relative to the benchmarks. Information Technology was the best performing sector within the equity portion of the blended benchmarks, rising almost 30% during the year. Stock selection in Industrials also aided relative performance.

Regarding positioning of the fixed income portion of each Series, corporate bonds represent the largest absolute sector weighting. We continue to focus on opportunities in investment-grade corporate securities; however, we also see value in the below investment-grade space. During recent quarters, we have worked to shorten the duration of the Series’ fixed income positioning, concentrating investments on the shorter end of the yield curve where we see better risk/reward dynamics. The Series also contain meaningful exposure to mortgage-backed securities.

Within the equity portion of both Strategic Income Series, we are looking for companies with strong and stable balance sheets that pay attractive dividends relative to the broader equity market. Companies that have the ability to grow their dividend in the future are also attractive in our view. In assessing a company’s balance sheet, we focus on fundamental characteristics such as free cash flow generation and balance sheet positioning. Additionally, we believe equity investment opportunities in the Real Estate sector can also provide attractive yield and capital appreciation potential in the current environment.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in an attempt to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

Please see the page 4 and page 6 for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Series’ Class S shares is provided above. Performance for the Series’ Class I shares may be higher or lower based on the Classes’ underlying expenses.

All investments involve risks, including possible loss of principal. An investment in the Series will fluctuate in response to stock market movements and changes in interest rates. Because the Series invests in a combination of other affiliated funds, it is subject to asset allocation risk as well as the risks associated with each underlying fund’s investment portfolio. These may include the risk that dividends may be discontinued or decreased; small-cap/mid-cap risk, including the risk that stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies; risks related to investments in options, which, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk; risks related to the direct ownership of real estate (including REITs) such as interest rate risk, liquidity risk, and changes in property value, among others; foreign investment risk, including fluctuating currency values, different accounting standards, and economic and political instability, as well as the risk that investments in emerging markets may be more volatile than investments in developed markets; issuer-specific risk; and the increased default risk associated with higher-yielding, lower-rated securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Additionally, a portion of the Series’ underlying holdings may be invested in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. Moreover, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

3

Performance Update - Strategic Income Conservative Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S3	6.30%	5.97%
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class I3	6.55%	6.20%
Barclays U.S. Intermediate Aggregate Bond Index[4]	4.12%	1.50%
20/10/70 Blended Index[5]	9.95%	6.61%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S from its inception2 (8/1/12) to present (12/31/14) to the Barclays U.S. Intermediate Aggregate Bond Index and the 20/10/70 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays U.S. Intermediate Aggregate Bond Index, a component of the Strategic Income Conservative Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.73% for Class S and 0.46% for Class I for the year ended December 31, 2014.

4The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 20/10/70 Blended Index is represented by 20% Russell 1000® Value Index (Russell 1000 Value), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 70% Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index. Russell 1000 Value is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value-weighted measure that represents U.S government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the U.S. but who have issued dollar-denominated securities within the U.S. The Index only includes investment-grade securities with maturities of greater than one year.

4

Performance Update - Strategic Income Conservative Series

(unaudited)

Index returns assume reinvestment of coupons. Index returns provided by Bloomberg. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

5

Performance Update - Strategic Income Moderate Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S3	6.66%	8.85%
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class I3	6.90%	9.08%
Barclays U.S. Aggregate Bond Index[4]	5.97%	1.74%
38/12/50 Blended Index[5]	11.70%	10.35%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S from its inception2 (8/1/12) to present (12/31/14) to the Barclays U.S. Aggregate Bond Index and the 38/12/50 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index, a component of the Strategic Income Moderate Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.03% for Class S and 0.78% for Class I for the year ended December 31, 2014.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 38/12/50 Blended Index is represented by 38% Russell 1000® Value Index (Russell 1000 Value), 12% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 50% Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index. Russell 1000 Value is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value-weighted measure that represents U.S government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the U.S. but who have issued dollar-denominated securities within the U.S. The Index only includes investment-grade securities with maturities of greater than one year.

6

Performance Update - Strategic Income Moderate Series

(unaudited)

Index returns assume reinvestment of coupons. Index returns provided by Bloomberg. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

7

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Conservative Series
Actual (Class S)	$1,000.00	$1,001.40	$1.51	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class I)	$1,000.00	$1,002.70	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Moderate Series
Actual (Class S)	$1,000.00	$999.30	$1.51	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class I)	$1,000.00	$1,000.60	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

1Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

2Expenses are equal to the Class’ annualized expense ratio (for the six month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

8

Portfolio Composition as of December 31, 2014 - Asset Allocation1

(unaudited)

9

Investment Portfolios - December 31, 2014

STRATEGIC INCOME CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Fund, Inc. - Core Plus Bond Series, Class I	2,053,463	$19,548,965
Manning & Napier Fund, Inc. - Dividend Focus Series, Class I	204,682	3,268,770
Manning & Napier Fund, Inc. - Equity Income Series, Class I	261,125	2,814,926
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	61,222	549,158
Manning & Napier Fund, Inc. - Real Estate Series, Class I	171,237	1,517,163

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $28,343,733)		27,698,982
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(37,961)

NET ASSETS - 100%		$27,661,021

STRATEGIC INCOME MODERATE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 98.5%
Manning & Napier Fund, Inc. - Core Plus Bond Series, Class I	879,701	$8,374,752
Manning & Napier Fund, Inc. - Dividend Focus Series, Class I	206,823	3,302,958
Manning & Napier Fund, Inc. - Emerging Markets Series, Class I	55,419	512,070
Manning & Napier Fund, Inc. - Equity Income Series, Class I	299,567	3,229,332
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	97,738	876,712
Manning & Napier Fund, Inc. - Inflation Focus Equity Series	32,836	359,224
Manning & Napier Fund, Inc. - Real Estate Series, Class I	109,735	972,253

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $17,988,643)		17,627,301
OTHER ASSETS, LESS LIABILITIES - 1.5%		259,849

NET ASSETS - 100%		$17,887,150

The accompanying notes are an integral part of the financial statements.

10

Statements of Assets and Liabilities

December 31, 2014

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
ASSETS:

Total investments in Underlying Series:
At value* (Note 2)	$27,698,982	$17,627,301
Receivable for shares of Underlying Series sold	—	7,480
Receivable for fund shares sold	103,905	300,000

TOTAL ASSETS	27,802,887	17,934,781

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	8,721	8,555
Accrued shareholder services fees (Class S) (Note 3)	3,340	3,262
Accrued transfer agent fees (Note 3)	1,183	1,142
Accrued Chief Compliance Officer service fees (Note 3)	407	407
Audit fees payable	12,745	12,745
Payable for shares of Underlying Series purchased	73,905	—
Payable for fund shares repurchased	30,000	7,480
Accrued custodian fees	2,855	3,612
Other payables and accrued expenses	8,710	10,428

TOTAL LIABILITIES	141,866	47,631

TOTAL NET ASSETS	$27,661,021	$17,887,150

NET ASSETS CONSIST OF:
Capital stock	26,778	16,507
Additional paid-in-capital	27,743,369	17,912,876
Accumulated net realized gain on Underlying Series	535,625	319,109
Net unrealized appreciation (depreciation) on Underlying Series	(644,751)	(361,342)

TOTAL NET ASSETS	$27,661,021	$17,887,150

Class S
Net Assets	$15,393,728	$15,751,395
Shares Outstanding	1,490,142	1,453,669
Net Asset Value, Offering Price, and Redemption Price per share	$10.33	$10.84
Class I
Net Assets	$12,267,293	$2,135,755
Shares Outstanding	1,187,644	197,064
Net Asset Value, Offering Price, and Redemption Price per share	$10.33	$10.84

*At identified cost	$28,343,733	$17,988,643

The accompanying notes are an integral part of the financial statements.

11

Statements of Operations

For the Year Ended December 31, 2014

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
INVESTMENT INCOME:
Income distributions from Underlying Series	$820,833	$465,929

EXPENSES:
Fund accounting and administration fees (Note 3)	40,398	40,571
Shareholder services fees (Class S)(Note 3)	29,164	27,407
Transfer agent fees (Note 3)	4,753	4,537
Chief Compliance Officer service fees (Note 3)	3,160	3,160
Directors’ fees (Note 3)	407	299
Registration and filing fees	21,134	20,103
Audit fees	14,653	14,641
Custodian fees	7,413	9,776
Miscellaneous	8,501	5,415

Total Expenses	129,583	125,909
Less reduction of expenses (Note 3)	(89,831)	(92,162)

Net Expenses	39,752	33,747

NET INVESTMENT INCOME	781,081	432,182

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	223,007	125,386
Distributions of realized gains from Underlying Series	621,734	459,349
Net change in unrealized appreciation (depreciation) on Underlying Series	(467,958)	(334,320)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	376,783	250,415

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,157,864	$682,597

The accompanying notes are an integral part of the financial statements.

12

Statements of Changes in Net Assets

	STRATEGIC INCOME CONSERVATIVE SERIES		STRATEGIC INCOME MODERATE SERIES
	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$781,081	$300,565	$432,182	$166,174
Net realized gain (loss) on Underlying Series	223,007	(133,230)	125,386	62,785
Distributions of realized gains from Underlying Series	621,734	409,612	459,349	260,752
Net change in unrealized appreciation (depreciation) on underlying series	(467,958)	(135,214)	(334,320)	14,728

Net increase from operations	1,157,864	441,733	682,597	504,439

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(447,032)	(216,413)	(447,885)	(164,939)
From net investment income (Class I)	(397,266)	(99,289)	(72,798)	(20,791)
From net realized gain on investments (Class S)	(267,079)	(16,892)	(370,111)	(66,164)
From net realized gain on investments (Class I)	(239,700)	(7,748)	(57,935)	(9,344)

Total distributions to shareholders	(1,351,077)	(340,342)	(948,729)	(261,238)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	14,914,530	10,671,685	10,057,780	5,780,465

Net increase in net assets	14,721,317	10,773,076	9,791,648	6,023,666

NET ASSETS:

Beginning of year	12,939,704	2,166,628	8,095,502	2,071,836

End of year (including distributions in excess of net investment income of $0, $0, $0 and $0, respectively)	$27,661,021	$12,939,704	$17,887,150	$8,095,502

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

STRATEGIC INCOME CONSERVATIVE SERIES CLASS S	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.24	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.37	0.39	0.30
Net realized and unrealized gain (loss) on underlying series	0.28	0.10	0.01

Total from investment operations	0.65	0.49	0.31

Less distributions to shareholders:
From net investment income	(0.35)	(0.30)	(0.24)
From net realized gain on investments	(0.21)	(0.02)	(0.00)[4]

Total distributions to shareholders	(0.56)	(0.32)	(0.24)

Net asset value - End of period	$10.33	$10.24	$10.07

Net assets - End of period (000’s omitted)	$15,394	$8,927	$2,115

Total return[5]	6.30%	4.96%	3.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8,9]
Net investment income[3]	3.50%	3.84%	2.95%
Series portfolio turnover[10]	39%	116%	5%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[6]	1.23%[7]	10.89%[8,9,11]
STRATEGIC INCOME CONSERVATIVE SERIES CLASS I	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.24	$10.06	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.41	0.43	0.22
Net realized and unrealized gain (loss) on underlying series	0.26	0.09	0.08

Total from investment operations	0.67	0.52	0.30

Less distributions to shareholders:
From net investment income	(0.37)	(0.32)	(0.24)
From net realized gain on investments	(0.21)	(0.02)	(0.00)[4]

Total distributions to shareholders	(0.58)	(0.34)	(0.24)

Net asset value - End of period	$10.33	$10.24	$10.06

Net assets - End of period (000’s omitted)	$12,267	$4,013	$52

Total return[5]	6.55%	5.28%	3.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[8,9]
Net investment income[3]	3.92%	4.19%	2.15%
Series portfolio turnover[10]	39%	116%	5%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.41%[6]	1.23%[7]	27.14%[8,9,11]
1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invests. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than ($0.01) per share.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.48%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.64%.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.71%.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

14

Financial Highlights

STRATEGIC INCOME MODERATE SERIES CLASS S	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.80	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.38	0.32	0.30
Net realized and unrealized gain (loss) on underlying series	0.34	0.82	0.02

Total from investment operations	0.72	1.14	0.32

Less distributions to shareholders:
From net investment income	(0.37)	(0.30)	(0.25)
From net realized gain on investments	(0.31)	(0.11)	(0.00)[4]

Total distributions to shareholders	(0.68)	(0.41)	(0.25)

Net asset value - End of period	$10.84	$10.80	$10.07

Net assets - End of period (000’s omitted)	$15,751	$6,722	$2,019

Total return[5]	6.66%	11.49%	3.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8,9]
Net investment income[3]	3.37%	2.99%	2.92%
Series portfolio turnover[10]	35%	78%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.73%[6]	1.82%[7]	10.28%[8,9,11]
STRATEGIC INCOME MODERATE SERIES CLASS I	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.80	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.41	0.55	0.22
Net realized and unrealized gain (loss) on underlying series	0.34	0.62	0.10

Total from investment operations	0.75	1.17	0.32

Less distributions to shareholders:
From net investment income	(0.40)	(0.33)	(0.25)
From net realized gain on investments	(0.31)	(0.11)	(0.00)[4]

Total distributions to shareholders	(0.71)	(0.44)	(0.25)

Net asset value - End of period	$10.84	$10.80	$10.07

Net assets - End of period (000’s omitted)	$2,136	$1,373	$53

Total return[5]	6.90%	11.73%	3.29%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[8,9]
Net investment income[3]	3.65%	5.17%	2.16%
Series portfolio turnover[10]	35%	78%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.73%[6]	1.82%[7]	27.25%[8,9,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invests. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than ($0.01) per share.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.49%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.65%.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.70%.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

15

Notes to Financial Statements

1.	Organization

Strategic Income Conservative Series and Strategic Income Moderate Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Strategic Income Conservative Series’ investment objective is to manage against capital risk and generate income with a secondary goal of pursuing long-term capital growth. Strategic Income Moderate Series’ investment objective is to manage against capital risk while generating income and pursuing long-term capital growth.

Each Series seeks to achieve its investment objective by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”). As of December 31, 2014, the Underlying Series include the Core Plus Bond Series, Dividend Focus Series, High Yield Bond Series, Real Estate Series and Equity Income Series of the Fund for Strategic Income Conservative, and the Core Plus Bond Series, Dividend Focus Series, Emerging Markets Series, High Yield Bond Series, Inflation Focus Equity Series, Real Estate Series and Equity income Series of the Fund for Strategic Income Moderate. The financial statements of the Underlying Series, which are available at www.manning-napier.com, should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue two classes of shares (Class S and I). Each class of shares is substantially the same, except that Class S shares bear a shareholder services fee.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated in each of the Series for Class S common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after

16

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

	STRATEGIC INCOME CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$27,698,982	$27,698,982	$—	$—

Total assets:	$27,698,982	$27,698,982	$—	$—

	STRATEGIC INCOME MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$17,627,301	$17,627,301	$—	$—

Total assets:	$17,627,301	$17,627,301	$—	$—

There were no Level 2 or Level 3 securities held by either of the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Expenses included in the accompanying Statements of Operations do not include any expense of the Underlying Series.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each

17

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. As the commencement of operations of the Series was August 1, 2012, the statute of limitations remains open for the period ended December 31, 2012 and the years ended December 31, 2013 and December 31, 2014. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting

18

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder service plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client services, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has contractually agreed, until at least April 30, 2016, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of each class’ shareholder services fee, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended December 31, 2014, the Advisor reimbursed expenses of $89,831 for Strategic Income Conservative Series and $92,162 for Strategic Income Moderate Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0025% on average daily net assets with an annual base fee of $40,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% on average daily net assets with an annual base fee of $45,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Strategic Income Conservative Series	$23,248,791	$8,263,369
Strategic Income Moderate Series	$14,219,475	$4,498,198

19

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended December 31, 2014 is set forth below:

STRATEGIC INCOME CONSERVATIVE SERIES	VALUE AT 12/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/14	SHARES HELD AT 12/31/14	DIVIDEND INCOME 1/1/14 THROUGH 12/31/14	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/14 THROUGH 12/31/14
Manning & Napier Core Plus Bond Series - Class I	$8,804,272	$14,819,717	$3,575,835	$19,548,965	2,053,463	$594,986	$224,906
Manning & Napier Dividend Focus Series - Class I	2,763,838	2,579,145	2,053,490	3,268,770	204,682	62,515	335,574
Manning & Napier Equity Income Series - Class I	—	3,785,001	1,157,766	2,814,926	261,125	60,750	144,030
Manning & Napier High Yield Bond Series - Class I	260,949	435,905	106,609	549,158	61,222	25,915	17,206
Manning & Napier Real Estate Series - Class I	1,129,453	1,629,023	1,369,669	1,517,163	171,237	76,667	123,025

	$12,958,512	$23,248,791	$8,263,369	$27,698,982		$820,833	$844,741

20

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

STRATEGIC INCOME MODERATE SERIES	VALUE AT 12/31/13	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/14	SHARES HELD AT 12/31/14	DIVIDEND INCOME 1/1/14 THROUGH 12/31/14	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/14 THROUGH 12/31/14
Manning & Napier Core Bond Plus Series - Class I	$3,608,259	$5,913,464	$934,710	$8,374,752	879,701	$237,185	$90,225
Manning & Napier Dividend Focus Series - Class I	3,000,201	2,280,717	1,930,001	3,302,958	206,823	60,034	286,512
Manning & Napier Emerging Markets Series - Class I	231,379	436,878	65,170	512,070	55,419	15,852	14,877
Manning & Napier Equity Income Series - Class I	—	3,750,621	687,953	3,229,332	299,567	66,407	98,691
Manning & Napier High Yield Bond Series - Class I	404,031	642,570	106,045	876,712	97,738	38,846	24,050
Manning & Napier Inflation Focus Equity Series - Class I	161,617	272,995	45,646	359,224	32,836	1,051	16,812
Manning & Napier Real Estate Series - Class I	709,470	922,230	728,673	972,253	109,735	46,554	53,568

	$8,114,957	$14,219,475	$4,498,198	$17,627,301		$465,929	$584,735

6.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares were:

STRATEGIC INCOME CONSERVATIVE SERIES:	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	885,964	$9,376,736	688,830	$7,022,823	957,307	$10,081,880	379,867	$3,864,714
Reinvested	66,223	692,406	22,098	224,985	60,899	636,966	10,515	107,037
Repurchased	(333,539)	(3,524,134)	(49,498)	(509,931)	(222,407)	(2,349,324)	(3,660)	(37,943)

Total	618,648	$6,545,008	661,430	$6,737,877	795,799	$8,369,522	386,722	$3,933,808

21

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

STRATEGIC INCOME MODERATE SERIES:	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	931,070	$10,351,280	499,715	$5,332,565	87,965	$1,001,032	119,105	$1,262,534
Reinvested	70,763	779,436	20,543	218,943	11,850	130,733	2,815	30,134
Repurchased	(170,855)	(1,879,607)	(98,054)	(1,063,711)	(29,935)	(325,094)	—	—

Total	830,978	$9,251,109	422,204	$4,487,797	69,880	$806,671	121,920	$1,292,668

At December 31, 2014, one shareholder account owned 341,673 shares of the Strategic Income Conservative Series (12.8% of the shares outstanding) valued at $3,529,480. Investment activities of this shareholder may have a material effect on the Series. No shareholder account owned more than 10% of the shares outstanding of the Strategic Income Moderate Series.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Underlying Series to close out their position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Underlying Series as of December 31, 2014.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and distributions from the Underlying Series. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, $63,217 and $88,501 was reclassified within the Strategic Income Conservative Series and Strategic Income Moderate Series capital accounts, respectively, from Accumulated Net Realized Gain on Investments to Distributions in Excess of Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the years ended December 31, 2014 and December 31, 2013 was as follows:

	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Ordinary income	$970,832	$672,445	$315,563	$212,389
Long-term capital gain	380,245	276,284	24,779	48,849

22

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Cost for federal income tax purposes	$28,438,810	$18,078,363
Unrealized appreciation	99,619	129,069
Unrealized depreciation	(839,447)	(580,131)

Net unrealized depreciation	$(739,828)	$(451,062)

Undistributed ordinary income	$85,831	$52,820
Undistributed long-term capital gains	$544,871	$356,009

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of – Strategic Income Conservative Series and Strategic Income Moderate Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Income Conservative Series and Strategic Income Moderate Series (each a series of Manning & Napier Fund, Inc. hereafter collectively referred to as the “Series”) at December 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

24

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Strategic Income Conservative Series	$134,745
Strategic Income Moderate Series	$153,143

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Strategic Income Conservative Series	10.26%
Strategic Income Moderate Series	16.02%

The Series designates Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014 as follows:

Series	Long-Term Cap Gain Designation
Strategic Income Conservative Series	$687,518
Strategic Income Moderate Series	$433,868

25

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the advisor in incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

26

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

28

Directors’ and Officers’ Information (unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

29

Directors’ and Officers’ Information (unaudited)
Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

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31

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32

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33

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNSTI-12/14-AR

Global Fixed Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Global Fixed Income Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world. This Series provides access to a diversified portfolio of developed and emerging market bonds primarily consisting of government debt and investment grade corporate debt, bank debt, securitized/collateralized instruments, and money market securities. A substantial portion of its assets may be in high-yield, high-risk bonds. At least 40% of the portfolio will be invested in non-U.S. securities.

Performance Commentary

The Bank of America Merrill Lynch Global Broad Market Index returned 1.29% during 2014. The Global Fixed Income Series Class S provided modest gains as well, returning 0.53%, but slightly underperformed the benchmark on a relative basis.

Contributing to the relative performance shortfall during 2014 was the Series’ concentration in shorter duration securities relative to the benchmark. The downward shift in long-term interest rates during the year led to strong performance in longer maturity securities, where the Series’ exposure is limited due to the Advisor’s view of an unattractive upside relative to the risk of rising yields. While the Series’ shorter duration was a consistent headwind during 2014, the portfolio outperformed on a relative basis in the first, second, and third quarters. Weak fourth quarter relative returns were attributable to the Series’ overweight to Emerging Market securities relative to the benchmark. This was partially offset by positive contributions to fourth quarter relative performance from the Series’ underweight to yen and euro denominated bonds.

We believe divergent economic growth across global economies increases the likelihood that monetary policy among major central banks may diverge as well in 2015. This, along with geopolitical risks such as ongoing regional conflicts and European politics, may lead to bouts of volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in an attempt to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 40 years.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Global Fixed Income Series Class S shares is provided above. Performance for the Global Fixed Income Series Class I shares may be higher or lower based on the Class’ underlying expenses.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Additionally, funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability.

2

Global Fixed Income Series

Performance Update as of December 31, 2014

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class S3,4	0.53%	0.43%
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I3	0.57%	0.53%
Bank of America (BofA) Merrill Lynch Global Broad Market Index[5]	1.29%	5.13%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Global Fixed Income Series -Class I from its inception2 (October 1, 2012) to present (December 31, 2014) to the BofA Merrill Lynch Global Broad Market Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from October 1, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.85% for Class S and 0.70% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.86% for Class S and 0.72% for Class I for the year ended December 31, 2014.

4For periods prior to April 1, 2013 (the inception date of Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares charges and expenses.

5The Bank of America (BofA) Merrill Lynch Global Broad Market Index is a capitalization-weighted index that tracks the performance of publicly issued debt in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The Index is rebalanced on the last calendar day of each month and only includes investment-grade securities with maturities of at least one year and a fixed coupon schedule. Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Global Fixed Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical line for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$952.60	$4.18	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000.00	$976.05	$3.49	0.70%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Global Fixed Income Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS - 45.5%

Non-Convertible Corporate Bonds - 45.5%
Consumer Discretionary - 4.8%
Auto Components - 0.3%
Delphi Corp., 5.00%, 2/15/2023	Baa3	400,000	$426,992
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 5.875%, 2/1/2022	Ba3	250,000	251,094

			678,086

Automobiles - 0.8%
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	Baa3	1,615,000	1,754,775
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3	275,000	340,631

			2,095,406

Diversified Consumer Services - 0.5%
Block Financial LLC, 5.50%, 11/1/2022	Baa2	1,165,000	1,279,996

Hotels, Restaurants & Leisure - 0.4%
International Game Technology, 7.50%, 6/15/2019	Baa2	1,000,000	1,082,886

Household Durables - 1.0%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	B2	160,000	166,400
Newell Rubbermaid, Inc., 2.875%, 12/1/2019	Baa3	400,000	400,150
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,280,000	1,312,893
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3	590,000	631,563

			2,511,006

Media - 1.3%
21st Century Fox America, Inc., 6.90%, 3/1/2019	Baa1	325,000	383,224
Cogeco Cable, Inc. (Canada)[3], 4.875%, 5/1/2020	BB4	330,000	330,000
Columbus International, Inc. (Barbados)[3], 7.375%, 3/30/2021	B2	250,000	260,000
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	835,000	923,300
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	320,000	351,561
Sirius XM Radio, Inc.[3], 4.25%, 5/15/2020	B1	170,000	167,450
Time Warner, Inc., 4.75%, 3/29/2021	Baa2	770,000	840,360

			3,255,895

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	Baa2	350,000	339,879

Specialty Retail - 0.1%
The TJX Companies, Inc., 2.75%, 6/15/2021	A3	400,000	402,501

Textiles, Apparel & Luxury Goods - 0.3%
VF Corp., 5.95%, 11/1/2017	A3	625,000	703,731

Total Consumer Discretionary			12,349,386

The accompanying notes are an integral part of the financial statements.

6

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 1.1%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A2	350,000	$423,934
Pernod-Ricard S.A. (France)[3], 5.75%, 4/7/2021	Baa3	350,000	402,037
SABMiller plc (United Kingdom)[3], 6.50%, 7/15/2018	Baa1	200,000	228,333

			1,054,304

Food & Staples Retailing - 0.4%
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	B1	250,000	248,125
KeHE Distributors LLC - KeHE Finance Corp.[3], 7.625%, 8/15/2021	B3	500,000	531,250
Shearer’s Foods LLC - Chip Finance Corp.[3], 9.00%, 11/1/2019	B1	250,000	272,500

			1,051,875

Food Products - 0.2%
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020	Caa1	380,000	391,400

Household Products - 0.1%
Energizer Holdings, Inc., 4.70%, 5/19/2021	Baa3	375,000	389,106

Total Consumer Staples			2,886,685

Energy - 3.6%
Energy Equipment & Services - 1.0%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	575,000	686,342
Calfrac Holdings LP (Canada)[3], 7.50%, 12/1/2020	B1	240,000	202,800
Parker Drilling Co., 6.75%, 7/15/2022	B1	250,000	187,500
Schlumberger Oilfield plc[3], 4.20%, 1/15/2021	Aa3	560,000	607,589
Seventy Seven Operating LLC, 6.625%, 11/15/2019	Ba3	155,000	117,800
Weatherford International Ltd., 9.625%, 3/1/2019	Baa3	675,000	800,604

			2,602,635

Oil, Gas & Consumable Fuels - 2.6%
CNOOC Nexen Finance 2014 ULC (China), 1.625%, 4/30/2017	Aa3	400,000	398,047
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/2021	B3	375,000	202,500
EOG Resources, Inc., 2.625%, 3/15/2023	A3	490,000	469,865
Ithaca Energy, Inc. (United Kingdom)[3], 8.125%, 7/1/2019	Caa1	250,000	188,750
Kinder Morgan, Inc., 7.00%, 6/15/2017	Baa3	500,000	551,250
Petrobras Global Finance B.V. (Brazil)[5], 1.852%, 5/20/2016	Baa2	1,400,000	1,326,500
Petrobras International Finance Co. S.A. (Brazil), 3.875%, 1/27/2016	Baa2	1,200,000	1,177,560
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	A3	350,000	378,000
Petroleos Mexicanos (Mexico), 8.00%, 5/3/2019	A3	800,000	946,000
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba3	250,000	245,625
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	Baa3	600,000	580,220

			6,464,317

Total Energy			9,066,952

The accompanying notes are an integral part of the financial statements.

7

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 24.9%
Banks - 10.6%
Banco Bilbao Vizcaya Argentaria S.A. (Spain)[5], 9.00%, 5/29/2049	WR6			400,000	$428,000
Banco Santander S.A. (Spain), 4.00%, 4/7/2020	A1		EUR	100,000	142,816
Banco Santander S.A. (Spain)[5], 6.375%, 5/29/2049	Ba1			400,000	391,000
Bank of America Corp., 5.75%, 8/15/2016	Baa3			680,000	723,921
Bank of America Corp., 6.875%, 4/25/2018	Baa2			480,000	551,318
Bank of America Corp., 7.625%, 6/1/2019	Baa2			1,385,000	1,673,928
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020	Baa3			200,000	215,098
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021	Baa3			300,000	402,777
Barclays plc (United Kingdom)[5], 6.625%, 6/29/2049	B	[4]		400,000	382,753
BBVA Bancomer S.A. (Mexico)[3], 6.75%, 9/30/2022	Baa2			845,000	929,500
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015	Baa2			1,455,000	1,493,940
BNP Paribas - BNP Paribas US Medium-Term Note Program LLC (France)[3], 4.80%, 6/24/2015	Baa2			500,000	508,834
BNP Paribas Home Loan Covered Bonds S.A. (France), 3.75%, 4/20/2020	AAA	[4]	EUR	50,000	71,441
BPCE S.A. (France)[5], 2.55%, 7/29/2049	Ba2			400,000	341,640
Citigroup, Inc., 8.50%, 5/22/2019	Baa2			2,710,000	3,376,842
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	Aaa		AUD	1,680,000	1,452,384
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[5], 8.40%, 11/29/2049	WR	[6]		100,000	109,500
HSBC Bank plc (United Kingdom)[3], 1.50%, 5/15/2018	Aa3			500,000	494,548
HSBC Finance Corp., 6.676%, 1/15/2021	Baa2			350,000	415,260
HSBC USA Capital Trust I (United Kingdom)[3], 7.808%, 12/15/2026	Baa1			100,000	100,817
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa2			790,000	817,960
Intesa Sanpaolo S.p.A. (Italy)[3], 6.50%, 2/24/2021	Baa2			350,000	404,899
JPMorgan Chase & Co., 6.30%, 4/23/2019	A3			820,000	952,492
Lloyds Bank plc (United Kingdom)[3], 6.50%, 9/14/2020	Baa2			1,580,000	1,830,779
Lloyds Bank plc (United Kingdom)[5], 9.875%, 12/16/2021	Baa3			250,000	286,875
National City Corp., 6.875%, 5/15/2019	Baa1			1,350,000	1,585,923
Popular, Inc., 7.00%, 7/1/2019	B2			500,000	500,000
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	Aaa		CAD	2,140,000	1,848,693
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	Aaa		CAD	1,995,000	1,823,335
Santander Bank N.A. (Spain), 8.75%, 5/30/2018	Baa2			300,000	357,301
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa2			470,000	489,599
SunTrust Banks, Inc.[5,9], 5.625%	Ba1			155,000	155,775
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	Aaa		AUD	2,100,000	1,816,298

					27,076,246

Capital Markets - 4.1%
Goldman Sachs Capital II5,9, 4.00%	Ba2			400,000	294,000
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018	Baa1			330,000	333,333
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	Baa1			1,790,000	2,009,130

The accompanying notes are an integral part of the financial statements.

8

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.[5], 1.332%, 11/15/2018	Baa1		1,680,000	$1,696,462
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	Baa1		615,000	689,229
The Goldman Sachs Group, Inc., 5.25%, 7/27/2021	Baa1		550,000	620,764
The Goldman Sachs Group, Inc.[5], 1.836%, 11/29/2023	Baa1		350,000	359,587
Morgan Stanley, 2.125%, 4/25/2018	Baa2		740,000	740,428
Morgan Stanley, 5.75%, 1/25/2021	Baa2		2,015,000	2,313,121
Scottrade Financial Services, Inc.[3], 6.125%, 7/11/2021	Baa3		375,000	401,454
UBS AG (Switzerland)[5], 7.25%, 2/22/2022	BBB	[4]	400,000	429,022
UBS AG (Switzerland), 7.625%, 8/17/2022	BBB	[4]	250,000	294,339
UBS AG (Switzerland)[5], 4.75%, 5/22/2023	BBB	[4]	400,000	403,606

				10,584,475

Consumer Finance - 1.1%
Capital One Bank USA National Association, 2.15%, 11/21/2018	A3		950,000	945,041
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2		675,000	796,302
CNG Holdings, Inc.[3], 9.375%, 5/15/2020	Caa1		500,000	330,000
Discover Bank, 4.20%, 8/8/2023	Baa3		320,000	335,786
Navient Corp., 6.125%, 3/25/2024	Ba3		500,000	491,250

				2,898,379

Diversified Financial Services - 2.8%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	A3		380,000	437,969
CME Group, Inc., 3.00%, 9/15/2022	Aa3		660,000	670,717
General Electric Capital Corp., 5.30%, 2/11/2021	A2		500,000	570,994
General Electric Capital Corp.[5], 0.612%, 5/5/2026	A1		855,000	794,748
General Electric Capital Corp.[5,9], 7.125%	Baa1		585,000	680,794
ING Bank N.V. (Netherlands)[3], 5.80%, 9/25/2023	Baa2		350,000	388,248
ING Bank N.V. (Netherlands)[5], 4.125%, 11/21/2023	Baa2		400,000	406,430
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020	B1		500,000	465,000
Jefferies Group LLC, 8.50%, 7/15/2019	Baa3		1,765,000	2,115,000
Voya Financial, Inc., 2.90%, 2/15/2018	Baa3		370,000	378,789
Voya Financial, Inc., 5.50%, 7/15/2022	Baa3		270,000	304,996

				7,213,685

Insurance - 3.2%
Aegon N.V. (Netherlands)[5], 2.168%, 7/29/2049	Baa1		435,000	374,796
American International Group, Inc., 6.40%, 12/15/2020	Baa1		400,000	476,988
American International Group, Inc., 4.875%, 6/1/2022	Baa1		1,875,000	2,106,270
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2		1,400,000	1,476,917
AXA S.A. (France)[5], 2.663%, 8/29/2049	A3		425,000	377,188
First American Financial Corp., 4.30%, 2/1/2023	Baa3		565,000	565,984
Genworth Holdings, Inc.[5], 6.15%, 11/15/2066	Ba1		600,000	369,000
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3		1,320,000	1,483,796

The accompanying notes are an integral part of the financial statements.

9

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Insurance (continued)
Prudential Financial, Inc.[5], 5.875%, 9/15/2042	Baa2	800,000	$844,000

			8,074,939

Real Estate Investment Trusts (REITS) - 2.7%
BioMed Realty LP, 3.85%, 4/15/2016	Baa3	140,000	144,573
Corrections Corp. of America, 4.125%, 4/1/2020	Ba1	250,000	243,125
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,110,000	1,241,509
Duke Realty LP, 3.75%, 12/1/2024	Baa2	500,000	505,905
DuPont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	330,000	336,187
HCP, Inc., 6.70%, 1/30/2018	Baa1	865,000	985,088
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2	635,000	698,232
Hospitality Properties Trust, 6.70%, 1/15/2018	Baa2	350,000	386,730
Simon Property Group LP, 6.125%, 5/30/2018	A2	285,000	324,356
Simon Property Group LP, 10.35%, 4/1/2019	A2	1,125,000	1,471,487
UDR, Inc., 4.625%, 1/10/2022	Baa1	460,000	496,570

			6,833,762

Real Estate Management & Development - 0.2%
Forestar USA Real Estate Group, Inc.[3], 8.50%, 6/1/2022	B2	250,000	243,750
Greystar Real Estate Partners LLC[3], 8.25%, 12/1/2022	B2	155,000	157,713

			401,463

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	575,000	592,250

Total Financials			63,675,199

Health Care - 1.8%
Biotechnology - 0.2%
Amgen, Inc., 2.20%, 5/22/2019	Baa1	400,000	398,319

Health Care Providers & Services - 1.3%
Aetna, Inc., 3.50%, 11/15/2024	Baa2	400,000	406,576
Express Scripts Holding Co., 4.75%, 11/15/2021	Baa3	500,000	551,777
FMC Finance VIII S.A. (Germany)[3], 6.50%, 9/15/2018	Ba2	EUR 1,540,000	2,197,231
Kindred Escrow Corp. II3, 8.75%, 1/15/2023	B2	220,000	236,775

			3,392,359

Pharmaceuticals - 0.3%
Roche Holdings, Inc. (Switzerland)[3], 6.00%, 3/1/2019	A1	725,000	837,365

Total Health Care			4,628,043

Industrials - 2.8%
Aerospace & Defense - 0.4%
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021	B1	500,000	475,000

The accompanying notes are an integral part of the financial statements.

10

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Aerospace & Defense (continued)
L-3 Communications Corp., 3.95%, 11/15/2016	Baa3		400,000	$417,359

				892,359

Airlines - 0.6%
Allegiant Travel Co., 5.50%, 7/15/2019	B1		370,000	376,475
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B3, 6.375%, 1/2/2016	Ba1		625,000	650,000
Gol LuxCo S.A. (Brazil)[3], 8.875%, 1/24/2022	B	[4]	230,000	216,200
Southwest Airlines Co., 2.75%, 11/6/2019	Baa2		400,000	401,840

				1,644,515

Commercial Services & Supplies - 0.1%
Modular Space Corp.[3], 10.25%, 1/31/2019	B3		250,000	216,250

Construction & Engineering - 0.1%
Abengoa Finance S.A.U. (Spain)[3], 7.75%, 2/1/2020	B2		300,000	264,750

Machinery - 0.4%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	Ba1		660,000	663,300
Joy Global, Inc., 5.125%, 10/15/2021	Baa2		415,000	453,408

				1,116,708

Trading Companies & Distributors - 1.2%
Air Lease Corp., 3.375%, 1/15/2019	BBB	[4]	1,150,000	1,164,375
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B2		250,000	252,500
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2		240,000	236,400
International Lease Finance Corp., 5.75%, 5/15/2016	Ba2		250,000	259,375
International Lease Finance Corp.[5], 2.191%, 6/15/2016	Ba2		750,000	749,063
International Lease Finance Corp., 8.75%, 3/15/2017	Ba2		380,000	420,850

				3,082,563

Total Industrials				7,217,145

Information Technology - 2.0%
Internet Software & Services - 0.3%
Alibaba Group Holding Ltd. (China)[3], 2.50%, 11/28/2019	A1		250,000	246,629
Tencent Holdings Ltd. (China)[3], 3.375%, 5/2/2019	A3		400,000	406,575

				653,204

IT Services - 0.1%
Xerox Corp., 2.80%, 5/15/2020	Baa2		400,000	392,919

Semiconductors & Semiconductor Equipment - 0.7%
KLA-Tencor Corp., 4.125%, 11/1/2021	Baa2		885,000	906,534
Xilinx, Inc., 3.00%, 3/15/2021	A3		850,000	848,365

				1,754,899

The accompanying notes are an integral part of the financial statements.

11

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc., 2.40%, 5/3/2023	Aa1	100,000	$97,200
EMC Corp., 2.65%, 6/1/2020	A1	795,000	791,174
Hewlett-Packard Co.[5], 1.193%, 1/14/2019	Baa1	1,385,000	1,361,303

			2,249,677

Total Information Technology			5,050,699

Materials - 2.4%
Chemicals - 0.7%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[3], 6.75%, 10/15/2019	B2	235,000	229,713
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2	700,000	870,272
Eastman Chemical Co., 2.70%, 1/15/2020	Baa2	550,000	553,121
LyondellBasell Industries N.V., 5.00%, 4/15/2019	Baa1	200,000	218,153
The Mosaic Co., 4.25%, 11/15/2023	Baa1	100,000	105,519

			1,976,778

Containers & Packaging - 0.2%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,5], 3.241%, 12/15/2019	Ba3	500,000	482,500

Metals & Mining - 1.2%
ArcelorMittal (Luxembourg), 10.35%, 6/1/2019	Ba1	215,000	259,613
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	580,000	681,709
Essar Steel Algoma, Inc. (Canada)[3], 9.50%, 11/15/2019	Ba3	130,000	130,975
Freeport-McMoRan, Inc., 3.10%, 3/15/2020	Baa3	470,000	457,185
Lundin Mining Corp. (Canada)[3], 7.875%, 11/1/2022	Ba2	245,000	245,000
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	360,000	370,008
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.375%, 2/1/2020	B1	250,000	259,687
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2	645,000	628,680

			3,032,857

Paper & Forest Products - 0.3%
Domtar Corp., 4.40%, 4/1/2022	Baa3	500,000	513,188
Georgia-Pacific LLC[3], 3.163%, 11/15/2021	Baa1	200,000	201,195

			714,383

Total Materials			6,206,518

Telecommunication Services - 1.5%
Diversified Telecommunication Services - 0.6%
Inmarsat Finance plc (United Kingdom)[3], 4.875%, 5/15/2022	Ba2	245,000	242,550
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	Baa2	1,200,000	1,328,516

			1,571,066

The accompanying notes are an integral part of the financial statements.

12

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT 2 / SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services - 0.9%
Altice Financing S.A. (Luxembourg)[3], 6.50%, 1/15/2022	B1		535,000	$522,963
America Movil S.A.B. de C.V. (Mexico), 5.00%, 3/30/2020	A2		990,000	1,091,713
SBA Tower Trust[3], 3.598%, 4/15/2018	Baa3		500,000	501,223
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[3], 8.25%, 11/7/2021	B1		200,000	202,900

				2,318,799

Total Telecommunication Services				3,889,865

Utilities - 0.6%
Electric Utilities - 0.1%
Abengoa Yield plc (Spain)[3], 7.00%, 11/15/2019	WR	[6]	200,000	197,000

Gas Utilities - 0.2%
National Fuel Gas Co., 3.75%, 3/1/2023	Baa2		400,000	404,576

Independent Power and Renewable Electricity Producers - 0.3%
ContourGlobal Power Holdings S.A. (France)[3], 7.125%, 6/1/2019	B3		250,000	250,000
RJS Power Holdings LLC[3], 5.125%, 7/15/2019	B1		530,000	523,375

				773,375

Total Utilities				1,374,951

TOTAL CORPORATE BONDS
(Identified Cost $118,443,656)				116,345,443

PREFERRED STOCKS - 0.0%*
Financials - 0.0%*
Insurance - 0.0%*
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[7] (Identified Cost $99,250)	Ba1		1,000	100,000

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%
Fannie Mae Interest Strip, Series 398, Class C3 (IO), 4.50%, 5/25/2039 .	WR	[6]	1,550,186	202,030
Fannie Mae Interest Strip, Series 409, Class C15 (IO), 4.00%, 11/25/2039	WR	[6]	2,495,416	446,081
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[5], 1.564%, 10/25/2021	WR	[6]	4,131,688	353,718
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[5], 0.226%, 4/25/2023	Aaa		23,635,646	371,387
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[5], 1.577%, 10/25/2018	Aaa		6,094,888	318,019

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,951,798)				1,691,235

The accompanying notes are an integral part of the financial statements.

13

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 43.7%
Australia Government Bond (Australia), 4.50%, 4/15/2020	Aaa		AUD	600,000	$542,757
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2019	Baa2		BRL	10,200,000	3,544,863
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Baa2			400,000	504,000
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	Aaa		CAD	2,485,000	2,351,617
Canadian Government Bond (Canada), 1.50%, 9/1/2017	Aaa		CAD	13,000,000	11,313,737
Chile Government International Bond (Chile), 5.50%, 8/5/2020	Aa3		CLP	700,000,000	1,212,341
Indonesia Treasury Bond (Indonesia), 7.875%, 4/15/2019	Baa3		IDR	80,000,000,000	6,499,798
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	Baa1		EUR	1,340,000	2,028,785
Ireland Government Bond (Ireland), 3.90%, 3/20/2023	Baa1		EUR	400,000	590,431
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	Baa2		EUR	2,835,000	4,403,391
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	Baa2		EUR	4,410,000	6,862,088
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	A1		JPY	530,700,000	4,458,895
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	Aa3		KRW	5,790,000,000	5,289,921
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	Aa3		KRW	2,400,000,000	2,203,144
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	WR	[6]	MYR	29,570,000	8,405,026
Mexican Government Bond (Mexico), 6.00%, 6/18/2015	A3		MXN	625,000	42,924
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	A3		MXN	21,454,000	1,518,387
Mexican Government Bond (Mexico), 6.25%, 6/16/2016	A3		MXN	15,000,000	1,054,692
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	A3		MXN	33,570,000	2,427,024
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	A3		MXN	51,500,000	3,570,350
Mexican Government Bond (Mexico), 7.75%, 12/14/2017	A3		MXN	28,000,000	2,072,635
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3		MXN	57,500,000	4,386,536
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	A3		MXN	21,000,000	1,494,834
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3		MXN	34,000,000	2,416,212
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	A3		MXN	6,500,000	500,389
Russian Foreign Bond - Eurobond (Russia)[3], 5.00%, 4/29/2020	Baa2			1,000,000	929,750
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	Aaa		SGD	4,515,000	3,558,867
Spain Government Bond (Spain), 4.50%, 1/31/2018	Baa2		EUR	1,415,000	1,913,341
Spain Government Bond (Spain), 4.00%, 4/30/2020	Baa2		EUR	2,740,000	3,843,639
Spain Government Bond (Spain)[3], 5.40%, 1/31/2023	Baa2		EUR	3,755,000	5,942,179
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	Aa1		GBP	4,750,000	7,528,148
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	Aa1		GBP	2,435,000	3,827,799
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	Aa1		GBP	2,610,000	4,603,622

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $117,079,130)					111,842,122

The accompanying notes are an integral part of the financial statements.

14

Global Fixed Income Series

Investment Portfolio - December 31, 2014

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT 2 / SHARES	VALUE (NOTE 2)
MUNICIPAL BONDS - 0.6%

Puerto Rico Sales Tax Financing Corp., Public Impt., Series A, Revenue Bond, 5.50%, 8/1/2022
(Identified Cost $1,533,765)	B1	1,650,000	$1,442,545

MUTUAL FUND - 0.1%
iShares iBoxx $ High Yield Corporate Bond ETF
(Identified Cost $299,593)		3,250	291,200

U.S. GOVERNMENT AGENCIES - 3.0%

Mortgage-Backed Securities - 3.0%
Fannie Mae, Pool #735500, 5.50%, 5/1/2035		1,356,952	1,524,151
Freddie Mac, Pool #J14406, 3.50%, 2/1/2026		1,865,506	1,972,161
Freddie Mac, Pool #Z50018, 3.50%, 7/1/2026		1,809,460	1,912,969
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038		2,045,675	2,289,138

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $7,500,196)			7,698,419

SHORT-TERM INVESTMENT - 5.1%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.03%,
(Identified Cost $13,086,570)		13,086,570	13,086,570

TOTAL INVESTMENTS - 98.7%
(Identified Cost $259,993,958)			252,497,534
OTHER ASSETS, LESS LIABILITIES - 1.3%			3,218,964

NET ASSETS - 100%			$255,716,498

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

ETF - Exchange Traded Fund

EUR - Euro

GBP - British Pound

IO - Interest only

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

*Less than 0.1%.

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $29,614,355 or 11.6% of the Series’ net assets as of December 31, 2014 (see Note 2 to the financial statements).

4Credit ratings from S&P (unaudited).

The accompanying notes are an integral part of the financial statements.

15

Global Fixed Income Series

Investment Portfolio - December 31, 2014

5The coupon rate is floating and is the effective rate as of December 31, 2014.

6Credit rating has been withdrawn. As of December 31, 2014, there is no rating available (unaudited).

7The rate shown is a fixed rate as of December 31, 2014; the rate becomes floating, based on LIBOR plus a spread, in 2015.

8Rate shown is the current yield as of December 31, 2014.

9Security is perpetual in nature and has no stated maturity date.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States 35.1%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

16

Global Fixed Income Series

Statement of Assets and Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $259,993,958) (Note 2)	$252,497,534
Interest receivable	2,741,376
Receivable for fund shares sold	785,226
Foreign tax reclaims receivable	23,697
Dividends receivable	361
Prepaid expenses	1,552

TOTAL ASSETS	256,049,746

LIABILITIES:

Accrued management fees (Note 3)	115,126
Accrued shareholder services fees (Class S) (Note 3)	28,282
Accrued fund accounting and administration fees (Note 3)	16,401
Accrued foreign capital gains tax (Note 2)	7,923
Accrued transfer agent fees (Note 3)	3,757
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	93,267
Audit fees payable	22,912
Other payables and accrued expenses	45,173

TOTAL LIABILITIES	333,248

TOTAL NET ASSETS	$255,716,498

NET ASSETS CONSIST OF:

Capital stock	$263,986
Additional paid-in-capital	263,442,212
Distributions in excess of net investment income	(135,001)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(281,887)
Net unrealized depreciation on investments (net of foreign capital gains tax of $7,923), foreign currency and translation of other assets and liabilities	(7,572,812)

TOTAL NET ASSETS	$255,716,498

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($208,841,987/21,563,609 shares)	$9.68

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($46,874,511/4,834,969 shares)	$9.69

The accompanying notes are an integral part of the financial statements.

17

Global Fixed Income Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Interest (net of foreign withholding tax of $58,072)	$7,662,680
Dividends	9,108

Total Investment Income	7,671,788

EXPENSES:

Management fees (Note 3)	1,529,457
Shareholder services fees (Class S) (Note 3)	313,757
Fund accounting and administration fees (Note 3)	89,777
Transfer agent fees (Note 3)	15,307
Directors’ fees (Note 3)	4,057
Chief Compliance Officer service fees (Note 3)	3,160
Custodian fees	44,702
Miscellaneous	136,394

Total Expenses	2,136,611
Less reduction of expenses (Note 3)	(45,852)

Net Expenses	2,090,759

NET INVESTMENT INCOME	5,581,029

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	2,541,296
Foreign currency and translation of other assets and liabilities	872,480

3,413,776

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $6,653)	(7,963,373)
Foreign currency and translation of other assets and liabilities	(114,663)

(8,078,036)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(4,664,260)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$916,769

The accompanying notes are an integral part of the financial statements.

18

Global Fixed Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/13
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,581,029	$3,461,504
Net realized gain (loss) on investments and foreign currency	3,413,776	(3,553,396)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,078,036)	463,716

Net increase from operations	916,769	371,824

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(5,045,777)	(1,644,869)
From net investment income (Class I)	(1,197,071)	(332,504)
From net realized gain on investments (Class S)	(928,775)	(17,547)
From net realized gain on investments (Class I)	(209,576)	(2,992)

Total distributions to shareholders	(7,381,199)	(1,997,912)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	30,131,263	228,569,470

Net increase in net assets	23,666,833	226,943,382

NET ASSETS:

Beginning of year	232,049,665	5,106,283

End of year (including distributions in excess of net investment income of $135,001 and $271,361, respectively)	$255,716,498	$232,049,665

The accompanying notes are an integral part of the financial statements.

19

Global Fixed Income Series

Financial Highlights - Class S

	FOR THE YEAR ENDED	FOR THE PERIOD
	12/31/14	4/1/13[1] TO 12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.92	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.22	0.16
Net realized and unrealized gain (loss) on investments	(0.18)	(0.16)

Total from investment operations	0.04	0.00

Less distributions to shareholders:
From net investment income	(0.24)	(0.08)
From net realized gain on investments	(0.04)	— [3]

Total distributions to shareholders	(0.28)	(0.08)

Net asset value - End of period	$9.68	$9.92

Net assets - End of period (000’s omitted)	$208,842	$196,860

Total return[4]	0.42%	0.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%[5]
Net investment income	2.16%	2.16%[5]
Portfolio turnover	40%	51%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.01%	0.00%[5,6]
1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

20

Global Fixed Income Series

Financial Highlights - Class I

	FOR THE YEARS ENDED		FOR THE PERIOD 10/1/12[1] TO 12/31/12
	12/31/14	12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.93	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.23	0.04
Net realized and unrealized gain (loss) on investments	(0.17)	(0.26)	0.05

Total from investment operations	0.06	(0.03)	0.09

Less distributions to shareholders:
From net investment income	(0.26)	(0.13)	— [3]
From net realized gain on investments	(0.04)	— [3]	— [3]

Total distributions to shareholders	(0.30)	(0.13)	— [3]

Net asset value - End of period	$9.69	$9.93	$10.09

Net assets - End of period (000’s omitted)	$46,875	$35,190	$5,106

Total return[4]	0.57%	(0.32%)	0.95%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%[5]
Net investment income	2.31%	2.32%	1.60%[5]
Portfolio turnover	40%	51%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.02%	0.11%	4.08%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

21

Global Fixed Income Series

Notes to Financial Statements

1.	Organization

Global Fixed Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Global Fixed Income Series Class S common stock, and 100 million designated as Global Fixed Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are

22

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$100,000	$100,000	$—	$—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	7,698,419	—	7,698,419	—
States and political subdivisions (municipals)	1,442,545	—	1,442,545	—
Corporate debt:
Consumer Discretionary	12,349,386	—	12,349,386	—
Consumer Staples	2,886,685	—	2,886,685	—
Energy	9,066,952	—	9,066,952	—
Financials	63,675,199	—	63,675,199	—
Health Care	4,628,043	—	4,628,043	—
Industrials	7,217,145	—	7,217,145	—
Information Technology	5,050,699	—	5,050,699	—
Materials	6,206,518	—	6,206,518	—
Telecommunication Services	3,889,865	—	3,889,865	—
Utilities	1,374,951	—	1,374,951	—
Commercial mortgage-backed securities	1,691,235	—	1,691,235	—
Foreign government bonds	111,842,122	—	111,842,122	—
Mutual funds	13,377,770	13,377,770	—	—

Total assets	$252,497,534	$13,477,770	$239,019,764	$—

There were no Level 3 securities held by the Series as of December 31, 2013 or December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

23

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2014.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2014.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

24

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series at December 31, 2014.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2012 and the years ended December 31, 2013 through December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

25

Global Fixed Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of Class S’s shareholder services fee, at no more than 0.70% of average daily net assets each year. For the year ended December 31, 2014, the Advisor voluntarily waived fees of $45,852, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

26

Global Fixed Income Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $122,792,892 and $95,486,507, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $2,213,599 and $0, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Global Fixed Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/14		FOR THE PERIOD 4/1/13 (COMMENCEMENT OF OPERATIONS) TO 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,714,749	$27,373,610	20,636,785	$205,952,679
Reinvested	576,221	5,722,647	163,630	1,596,797
Repurchased	(1,580,241)	(15,952,388)	(947,535)	(9,321,682)

Total	1,710,729	$17,143,869	19,852,880	$198,227,794

CLASS I	FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/13
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,341,255	$13,538,946	3,262,518	$32,499,913
Reinvested	141,458	1,406,647	34,278	335,496
Repurchased	(193,197)	(1,958,199)	(257,351)	(2,493,733)

Total	1,289,516	$12,987,394	3,039,445	$30,341,676

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains

27

Global Fixed Income Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

and losses and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $54,424, reduce Accumulated Net Realized Loss on Investments by $743,755 and increase Distributions in Excess of Net Investment Income by $798,179.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/14	ENDED 12/31/13
Ordinary income	$6,243,524	$1,987,070
Long-term capital gains	1,137,675	10,841

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$259,993,958
Unrealized appreciation	5,642,790
Unrealized depreciation	(13,139,214)

Net unrealized depreciation	$(7,496,424)

Qualified late-year losses[1]	$416,888

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015, late year ordinary losses of $135,001, late year short-term ordinary losses of $37,781 and late year long-term ordinary losses of $244,106.

The capital loss carryover utilized in the current year was $1,699,067.

28

Global Fixed Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Global Fixed Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Fixed Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 19, 2015

29

Global Fixed Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2014. The Series had $4,865,859 in foreign source income and paid foreign taxes of $72,000.

The Series designates $1,194,559 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

30

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

31

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

32

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

33

Global Fixed Income Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

34

Global Fixed Income Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

35

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36

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37

Global Fixed Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNGFI-12/14-AR

Dynamic Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

Sincerely,

Manning & Napier Advisors, LLC

1

Dynamic Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

The Russell Midcap® Growth Index (Russell Midcap Growth) returned positive absolute returns of 11.90% during 2014. The Dynamic Opportunities Series Class S also provided positive absolute returns of 1.93%, but trailed the benchmark on a relative basis.

The Series’ underperformance relative to the Russell Midcap Growth benchmark during the year was driven by stock selection. Specifically, stock selection in Consumer Discretionary, Industrials, and Health Care challenged relative returns.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Consumer Staples and Information Technology. The Series’ underweight to Energy as compared to the benchmark also aided relative returns as Energy was the weakest performing area within the benchmark during the year and the only sector to experience negative absolute returns. A steep decline in global oil prices during the year’s second half exerted downward pressure across the sector.

Regarding current portfolio positioning, the Series’ investments are concentrated in companies that we believe possess growth drivers that are not heavily reliant upon the pace of expansion in broader domestic or global economies. As slow growth persists around the world, we believe the most attractive return potential exists in companies that have control of their destiny and can successfully grow revenues and earnings substantially quicker than GDP. Specifically we are looking for innovative companies with the ability to disrupt their competitive environment. Businesses that generate growth by creating new markets, by expanding existing markets, or through share gains at the expense of rivals represent compelling investment opportunities, provided that valuations are reasonable relative to growth potential.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors can expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Shareholders should expect us to pursue areas where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Dynamic Opportunities Series Class S shares is provided above. Performance for the Dynamic Opportunities Series Class I shares may be higher or lower based on the Class’ underlying expenses.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Dynamic Opportunities Series

Performance Update as of December 31, 2014

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Dynamic Opportunities Series - Class S3	1.93%	1.93%
Manning & Napier Fund, Inc. - Dynamic Opportunities Series - Class I3	2.13%	2.13%
Russell Midcap Growth Index[4]	11.90%	11.90%
Russell 2500 Growth Index[5]	7.05%	7.05%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dynamic Opportunities Series Class S from its inception2 (December 31, 2013) to present (December 31, 2014) to the Russell Mid Cap Growth Index and the Russell 2500 Growth Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Indices are calculated from December 31, 2013, the Series inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 1.07% for Class S and 0.88% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S and 0.88% for Class I for the year ended December 31, 2014.

4The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

5The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

3

Dynamic Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,003.20	$5.45	1.08%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class I
Actual	$1,000.00	$1,004.20	$4.50	0.89%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Dynamic Opportunities Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

Dynamic Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.7%

Consumer Discretionary - 37.8%
Internet & Catalog Retail - 9.4%
Groupon, Inc.*	1,829,260	$15,109,688
TripAdvisor, Inc.*	183,940	13,732,960

		28,842,648

Media - 12.2%
AMC Networks, Inc. - Class A*	284,530	18,144,478
Discovery Communications, Inc. - Class A*	343,060	11,818,417
Morningstar, Inc.	112,290	7,266,286

		37,229,181

Specialty Retail - 4.5%
Dick’s Sporting Goods, Inc.	274,040	13,606,086

Textiles, Apparel & Luxury Goods - 11.7%
Gildan Activewear, Inc. (Canada)	149,830	8,472,887
lululemon athletica, Inc.*	489,290	27,297,489

		35,770,376

Total Consumer Discretionary		115,448,291

Consumer Staples - 5.4%
Beverages - 2.6%
Monster Beverage Corp.*	74,250	8,044,987

Food Products - 2.8%
Keurig Green Mountain, Inc.	63,500	8,407,083

Total Consumer Staples		16,452,070

Energy - 4.6%
Oil, Gas & Consumable Fuels - 4.6%
Concho Resources, Inc.*	48,480	4,835,880
Continental Resources, Inc.*	124,360	4,770,450
Pioneer Natural Resources Co.	30,790	4,583,091

Total Energy		14,189,421

Financials - 6.2%
Capital Markets - 3.2%
Financial Engines, Inc.	267,070	9,761,408

Diversified Financial Services - 3.0%
MSCI, Inc.	190,650	9,044,436

Total Financials		18,805,844

Health Care - 19.7%
Biotechnology - 7.2%
BioMarin Pharmaceutical, Inc.*	153,220	13,851,088
Seattle Genetics, Inc.*	256,060	8,227,208

		22,078,296

The accompanying notes are an integral part of the financial statements.

6

Dynamic Opportunities Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies - 7.4%
HeartWare International, Inc.*	140,900	$10,346,287
Thoratec Corp.*	374,630	12,160,490

		22,506,777

Health Care Providers & Services - 5.1%
Catamaran Corp.*	302,980	15,679,215

Total Health Care		60,264,288

Industrials - 3.1%
Trading Companies & Distributors - 3.1%
Fastenal Co.	196,970	9,367,893

Information Technology - 20.0%
Communications Equipment - 4.3%
Ixia*	1,159,480	13,044,150

Electronic Equipment, Instruments & Components - 5.7%
FLIR Systems, Inc.	268,590	8,678,143
Trimble Navigation Ltd.*	324,030	8,599,756

		17,277,899

Internet Software & Services - 7.2%
Q2 Holdings, Inc.*	417,941	7,874,008
Qihoo 360 Technology Co. Ltd. - ADR (China)*	169,530	9,707,288
Zillow, Inc. - Class A*	41,250	4,367,963

		21,949,259

IT Services - 2.8%
EVERTEC, Inc.	394,210	8,723,867

Total Information Technology		60,995,175

Materials - 1.9%
Chemicals - 1.9%
FMC Corp.	99,070	5,649,962

TOTAL COMMON STOCKS
(Identified Cost $290,926,891)		301,172,944

The accompanying notes are an integral part of the financial statements.

7

Dynamic Opportunities Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 1.3%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.03%,
(Identified Cost $ 4,126,696)	4,126,696	$4,126,696

TOTAL INVESTMENTS - 100.0%
(Identified Cost $ 295,053,587)		305,299,640
LIABILITIES, LESS OTHER ASSETS - (0.0)%#		(78,540)

NET ASSETS - 100%		$305,221,100

ADR - American Depositary Receipt

*Non-income producing security.

#Less than 0.1%.

1Rate shown is the current yield as of December 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Dynamic Opportunities Series

Statement of Assets & Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $295,053,587) (Note 2)	$305,299,640
Receivable for fund shares sold	246,502
Dividends receivable	80,671
Foreign tax reclaims receivable	3,132
Prepaid expenses	978

TOTAL ASSETS	305,630,923

LIABILITIES:

Accrued management fees (Note 3)	218,185
Accrued shareholder services fees (Class S) (Note 3)	44,770
Accrued fund accounting and administration fees (Note 3)	7,553
Accrued transfer agent fees (Note 3)	4,446
Accrued Chief Compliance Officer service fees (Note 3)	407
Accrued Directors’ fees (Note 3)	348
Payable for fund shares repurchased	102,113
Audit fees payable	21,543
Other payables and accrued expenses	10,458

TOTAL LIABILITIES	409,823

TOTAL NET ASSETS	$305,221,100

NET ASSETS CONSIST OF:

Capital stock	$308,949
Additional paid-in-capital	301,060,194
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(6,393,867)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	10,245,824

TOTAL NET ASSETS	$305,221,100

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($250,573,382/ 25,372,354 shares)	$9.88

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($54,647,718/ 5,522,543 shares)	$9.90

The accompanying notes are an integral part of the financial statements.

9

Dynamic Opportunities Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld, $12,075)	$928,543

EXPENSES:

Management fees (Note 3)	2,024,704
Shareholder services fees (Class S)(Note 3)	419,578
Fund accounting and administration fees (Note 3)	58,233
Transfer agent fees (Note 3)	18,492
Directors’ fees (Note 3)	5,257
Chief Compliance Officer service fees (Note 3)	2,433
Custodian fees	16,441
Miscellaneous	84,072

Total Expenses	2,629,210

NET INVESTMENT LOSS	(1,700,667)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	4,175,261
Foreign currency and translation of other assets and liabilities	1,200

4,176,461

Net change in unrealized appreciation (depreciation) on-
Investments	10,246,053
Foreign currency and translation of other assets and liabilities	(229)

10,245,824

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	14,422,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,721,618

The accompanying notes are an integral part of the financial statements.

10

Dynamic Opportunities Series

Statement of Changes in Net Assets*

FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(1,700,667)
Net realized gain (loss) on investments and foreign currency	4,176,461
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,245,824

Net increase from operations	12,721,618

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net realized gain on investments (Class S)	(7,357,799)
From net realized gain on investments (Class I)	(1,602,675)

Total distributions to shareholders	(8,960,474)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	300,959,956

Net increase in net assets	304,721,100

NET ASSETS:

Beginning of year	500,000

End of year (including undistributed net investment income of $ 0)	$305,221,100

* Commencement of operations was December 31, 2013.

The accompanying notes are an integral part of the financial statements.

11

Dynamic Opportunities Series

Financial Highlights - Class S*

FOR THE YEAR ENDED 12/31/14
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.00

Income (loss) from investment operations:
Net investment loss[1]	(0.07)
Net realized and unrealized gain (loss) on investments	0.25

Total from investment operations	0.18

Less distributions to shareholders:
From net realized gain on investments	(0.30)

Total distributions to shareholders	(0.30)

Net asset value - End of year	$9.88

Net assets - End of year (000’s omitted)	$250,573

Total return[2]	1.93%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%
Net investment loss	(0.71%)
Portfolio turnover	68%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

12

Dynamic Opportunities Series

Financial Highlights - Class I*

FOR THE YEAR ENDED 12/31/14
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.00

Income (loss) from investment operations:
Net investment loss[1]	(0.05)
Net realized and unrealized gain (loss) on investments	0.25

Total from investment operations	0.20

Less distributions to shareholders:
From net realized gain on investments	(0.30)

Total distributions to shareholders	(0.30)

Net asset value - End of year	$9.90

Net assets - End of year (000’s omitted)	$54,648

Total return[2]	2.13%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.88%
Net investment loss	(0.51%)
Portfolio turnover	68%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

13

Dynamic Opportunities Series

Notes to Financial Statements

1.	Organization

Dynamic Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. On December 31, 2013, the Series issued 25,000 shares of Class S and 25,000 shares of Class I, valued at $250,000 and $250,000, respectively, to the Advisor, who was the sole investor in the Series as of that date. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Dynamic Opportunities Series Class S common stock, and 100 million have been designated as Dynamic Opportunities Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

14

Dynamic Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$115,448,291	$115,448,291	$—	$—
Consumer Staples	16,452,070	16,452,070	—	—
Energy	14,189,421	14,189,421	—	—
Financials	18,805,844	18,805,844	—	—
Health Care	60,264,288	60,264,288	—	—
Industrials	9,367,893	9,367,893	—	—
Information Technology	60,995,175	60,995,175	—	—
Materials	5,649,962	5,649,962	—	—
Mutual fund	4,126,696	4,126,696	—	—

Total assets	$305,299,640	$305,299,640	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

Dynamic Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013 and the year ended December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend,

16

Dynamic Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.90% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

During the year ended December 31, 2014, the Advisor contributed $10,286 into the Series for a loss incurred due to a trade processing error. The impact of the Advisor’s contribution on the Series’ total return was immaterial. This amount has been included in the capital share transactions on the Statement of Changes in Net Assets.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $452,302,483 and $165,550,853, respectively. There were no purchases or sales of U.S. Government securities.

17

Dynamic Opportunities Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Dynamic Opportunities Series were:

CLASS S*:	FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT
Sold	27,589,735	$269,742,077
Reinvested	768,470	7,262,041
Repurchased	(3,010,851)	(29,848,786)

Total	25,347,354	$247,155,332

CLASS I*:	FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT
Sold	5,588,004	$54,821,921
Reinvested	166,010	1,572,115
Repurchased	(256,471)	(2,589,412)

Total	5,497,543	$53,804,624

* Commencement of operations was December 31, 2013.

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, net operating losses, qualified late-year losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, amounts were reclassified within the capital accounts to decrease Additional Paid-In-Capital by $90,813, decrease Accumulated Net Realized Loss on Investments by $1,609,854 and increase Undistributed Net Investment Income by $1,700,667. Any such reclassifications are not reflected in the financial highlights.

18

Dynamic Opportunities Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid for the year ended December 31, 2014 was as follows:

Ordinary income $8,960,474

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$295,284,837
Unrealized appreciation	25,231,120
Unrealized depreciation	(15,216,317)

Net unrealized appreciation	$10,014,803

Qualified late-year losses[1]	$6,162,617

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015 late year short-term ordinary losses of $6,162,617.

19

Dynamic Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dynamic Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dynamic Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, provides a reasonable basis for our opinion.

New York, New York

February 19, 2015

20

Dynamic Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $936,319 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 7.67%, or if different, the maximum allowable under tax law.

21

Dynamic Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

22

Dynamic Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

23

Dynamic Opportunities Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Dynamic Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDYN-12/14-AR

Equity Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Income Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide current income and income growth, with a secondary objective of providing long-term capital appreciation.

Performance Commentary

The S&P 500 Index returned robust absolute returns of 13.67% during 2014. The Equity Income Series Class S also provided positive absolute returns of 11.63%, slightly trailing the benchmark on a relative basis.

Among major detractors from the Series’ performance relative to the S&P 500 during the year were stock selections in the Health Care and Financials sectors. The Series’ underweight to Health Care relative to the index also challenged relative returns as that sector was the second strongest performing area within the U.S. market, behind Utilities.

Offsetting a portion of the relative performance headwind were positive contributions to relative returns from stock selection in Industrials, Materials, and Information Technology. The Series’ underweight allocations to Consumer Discretionary and Energy and overweight to Consumer Staples relative to the benchmark also aided relative returns.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors can expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Shareholders should expect us to pursue areas where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Equity Income Series Class S shares is provided above. Performance for the Equity Income Series Class I Shares may be higher or lower based on the Class’ underlying expenses.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. The Equity Income Series invests primarily in income-producing equity securities. There is no assurance or guarantee that companies which issue dividends will declare, continue to pay, or increase dividends. Additionally, the Series may invest a portion of its assets in real estate investment trusts (REITs). Investments in real estate, including REITs, are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others. The Equity Income Series may also invest a portion of its assets in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

2

Equity Income Series

Performance Update as of December 31, 2014

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Income Series - Class S3	11.63%	11.63%
Manning & Napier Fund, Inc. - Equity Income Series - Class I3	11.79%	11.79%
Standard & Poor’s (S&P) 500 Total Return Index[4]	13.67%	13.67%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Income Series Class S from its inception2 (December 31, 2013) to present (December 31, 2014) to the S&P 500 Total Return Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from December 31, 2013, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.95% for Class S and 0.75% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.28% for Class S and 1.05% for Class I for the year ended December 31, 2014.

4The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,007.50	$4.81	0.95%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000.00	$1,008.00	$3.80	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Income Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

Equity Income Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 93.0%

Consumer Discretionary - 10.7%
Hotels, Restaurants & Leisure - 3.6%
SeaWorld Entertainment, Inc.	42,260	$756,454
Whistler Blackcomb Holdings, Inc. (Canada)	23,070	407,468
Yum! Brands, Inc.	14,790	1,077,452

		2,241,374

Leisure Products - 0.9%
Mattel, Inc.	18,430	570,316

Media - 6.2%
Gannett Co., Inc.	16,280	519,820
Time Warner, Inc.	13,360	1,141,211
Twenty-First Century Fox, Inc. - Class A	31,410	1,206,301
Viacom, Inc. - Class B	13,810	1,039,203

		3,906,535

Total Consumer Discretionary		6,718,225

Consumer Staples - 12.2%
Beverages - 4.7%
Diageo plc (United Kingdom)[1]	32,130	920,432
Dr. Pepper Snapple Group, Inc.[2]	7,780	557,670
Molson Coors Brewing Co. - Class B	12,920	962,798
PepsiCo, Inc.[2]	5,720	540,883

		2,981,783

Food & Staples Retailing - 1.5%
Wal-Mart Stores, Inc.	10,760	924,069

Food Products - 1.3%
ConAgra Foods, Inc.	23,050	836,254

Household Products - 2.1%
Energizer Holdings, Inc.	10,320	1,326,739

Tobacco - 2.6%
Philip Morris International, Inc.	19,730	1,607,009

Total Consumer Staples		7,675,854

Energy - 8.6%
Oil, Gas & Consumable Fuels - 8.6%
BP plc - ADR (United Kingdom)	15,910	606,489
Chevron Corp.	12,780	1,433,660
ConocoPhillips	9,330	644,330
Exxon Mobil Corp.	22,460	2,076,427
Total S.A. (France)[1]	11,850	607,101

Total Energy		5,368,007

The accompanying notes are an integral part of the financial statements.

6

Equity Income Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials - 25.5%
Banks - 8.3%
BankUnited, Inc.	13,830	$400,655
Citigroup, Inc.	34,750	1,880,323
HSBC Holdings plc (United Kingdom)[1]	64,140	606,109
JPMorgan Chase & Co.	10,220	639,568
U.S. Bancorp	13,300	597,835
Wells Fargo & Co.	19,130	1,048,707

		5,173,197

Capital Markets - 2.9%
American Capital Ltd.*	20,490	299,359
Apollo Investment Corp.	40,580	301,104
Ares Capital Corp.	19,320	301,489
BlackRock Kelso Capital Corp.	37,590	308,238
MCG Capital Corp.	77,560	297,055
PennantPark Investment Corp.	32,150	306,389

		1,813,634

Insurance - 4.6%
Admiral Group plc (United Kingdom)[1]	67,020	1,374,924
Principal Financial Group, Inc.	17,320	899,601
The Progressive Corp.	22,760	614,292

		2,888,817

Real Estate Investment Trusts (REITS) - 9.7%
American Campus Communities, Inc.	5,960	246,506
CatchMark Timber Trust, Inc. - Class A	50,680	573,698
Lamar Advertising Co. - Class A	17,160	920,462
Mack-Cali Realty Corp.	9,800	186,788
Outfront Media, Inc.	37,905	1,017,364
Physicians Realty Trust	15,810	262,446
Plum Creek Timber Co., Inc.	31,900	1,365,001
Weyerhaeuser Co.	42,920	1,540,399

		6,112,664

Total Financials		15,988,312

Health Care - 5.0%
Pharmaceuticals - 5.0%
Johnson & Johnson	11,720	1,225,560
Roche Holding AG (Switzerland)[1]	2,780	753,219
Sanofi (France)[1]	12,370	1,127,782

Total Health Care		3,106,561

The accompanying notes are an integral part of the financial statements.

7

Equity Income Series

Investment Portfolio - December 31, 2014

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials - 9.4%
Air Freight & Logistics - 1.2%
United Parcel Service, Inc. - Class B	6,810	$757,068

Commercial Services & Supplies - 2.3%
Waste Management, Inc.	28,170	1,445,684

Industrial Conglomerates - 2.4%
General Electric Co.[2]	59,300	1,498,511

Machinery - 0.7%
Donaldson Co., Inc.	10,710	413,727

Road & Rail - 1.5%
Union Pacific Corp.[2]	8,200	976,866

Trading Companies & Distributors - 1.3%
Fastenal Co.	17,220	818,983

Total Industrials		5,910,839

Information Technology - 9.1%
Communications Equipment - 3.0%
Cisco Systems, Inc.	21,390	594,963
Juniper Networks, Inc.	59,570	1,329,602

		1,924,565

IT Services - 3.1%
Broadridge Financial Solutions, Inc.	12,540	579,097
Xerox Corp.	98,030	1,358,696

		1,937,793

Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.[2]	10,510	1,160,094
EMC Corp.	23,630	702,756

		1,862,850

Total Information Technology		5,725,208

Materials - 9.9%
Chemicals - 3.3%
The Dow Chemical Co.	33,290	1,518,357
The Mosaic Co.	6,250	285,313
Potash Corp. of Saskatchewan, Inc. (Canada)	8,070	285,032

		2,088,702

Containers & Packaging - 4.5%
Avery Dennison Corp.	24,600	1,276,248
Bemis Co., Inc.	13,750	621,638
Sonoco Products Co.	20,600	900,220

		2,798,106

The accompanying notes are an integral part of the financial statements.

8

Equity Income Series

Investment Portfolio - December 31, 2014

	SHARES/	VALUE
	CONTRACTS	(NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Paper & Forest Products - 2.1%
International Paper Co.[2]	24,040	$1,288,063

Total Materials		6,174,871

Utilities - 2.6%
Electric Utilities - 1.8%
Exelon Corp.	16,030	594,392
Northeast Utilities	10,060	538,411

		1,132,803

Multi-Utilities - 0.8%
CMS Energy Corp.	15,140	526,115

Total Utilities		1,658,918

TOTAL COMMON STOCKS
(Identified Cost $55,333,255)		58,326,795

MUTUAL FUNDS - 2.9%
Schwab U.S. Dividend Equity ETF	22,730	905,791
Vanguard Dividend Appreciation ETF	11,190	908,180

TOTAL MUTUAL FUNDS
(Identified Cost $1,830,823)		1,813,971

SHORT-TERM INVESTMENTS - 4.1%
BNY Mellon Cash Reserve[3], 0.01%	5,788	5,788
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.03%	2,540,516	2,540,516

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,546,304)		2,546,304

TOTAL INVESTMENTS - 100.0%
(Identified Cost $59,710,382)		62,687,070

LIABILITIES, LESS OTHER ASSETS - (0.0%)**		(3,149)

NET ASSETS - 100%		$62,683,921

CALL OPTIONS WRITTEN - 0.0%**
Dr. Pepper Snapple Group, Inc., Strike $75.00, Expiring January 17, 2015	40	$(1,520)
International Paper Co., Strike $55.00, Expiring January 17, 2015	120	(5,280)
Pepsico, Inc., Strike $100.00, Expiring January 17, 2015	30	(240)
Union Pacific Corp., Strike $120.00, Expiring January 17, 2015	50	(9,250)

TOTAL CALL OPTIONS WRITTEN
(Premiums Received $19,140)		$(16,290)

The accompanying notes are an integral part of the financial statements.

9

Equity Income Series

Investment Portfolio - December 31, 2014

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*Non-income producing security.

**Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2A portion of this security is deposited with the broker as collateral for options contracts written. As of December 31, 2014, the total value of such securities was $2,613,610.

3Rate shown is the current yield as of December 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Equity Income Series

Statement of Assets & Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $59,710,382) (Note 2)	$62,687,070
Receivable for fund shares sold	678,488
Dividends receivable	112,443
Foreign tax reclaims receivable	980

TOTAL ASSETS	63,478,981

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	8,562
Accrued management fees (Note 3)	4,792
Accrued shareholder services fees (Class S) (Note 3)	3,614
Accrued transfer agent fees (Note 3)	1,452
Accrued Directors’ fees (Note 3)	575
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	718,430
Options written, at value (premiums received $19,140) (Note 2)	16,290
Payable for fund shares repurchased	9,565
Other payables and accrued expenses	31,373

TOTAL LIABILITIES	795,060

TOTAL NET ASSETS	$62,683,921

NET ASSETS CONSIST OF:

Capital stock	$58,158
Additional paid-in-capital	59,798,765
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(152,034)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	2,979,032

TOTAL NET ASSETS	$62,683,921

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($24,177,942/2,243,612 shares)	$10.78

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($38,505,979/3,572,196 shares)	$10.78

The accompanying notes are an integral part of the financial statements.

11

Equity Income Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $17,824)	$1,461,804

EXPENSES:

Management fees (Note 3)	264,573
Fund accounting and administration fees (Note 3)	34,916
Shareholder services fees (Class S)(Note 3)	25,266
Transfer agent fees (Note 3)	8,500
Chief Compliance Officer service fees (Note 3)	2,433
Directors’ fees (Note 3)	2,400
Printing fees	41,498
Audit fees	32,110
Registration fees	24,760
Custodian fees	17,085
Miscellaneous	2,122

Total Expenses	455,663
Less reduction of expenses (Note 3)	(125,121)

Net Expenses	330,542

NET INVESTMENT INCOME	1,131,262

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	629,624
Options written	16,417
Foreign currency and translation of other assets and liabilities	(1,309)

644,732

Net change in unrealized appreciation (depreciation) on-
Investments	2,976,688
Options written	2,850
Foreign currency and translation of other assets and liabilities	(506)

2,979,032

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	3,623,764

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,755,026

The accompanying notes are an integral part of the financial statements.

12

Equity Income Series

Statements of Changes in Net Assets*

FOR THE YEAR ENDED 12/31/14
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$1,131,262
Net realized gain on investments and foreign currency	644,732
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,979,032

Net increase from operations	4,755,026

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class S)	(386,141)
From net investment income (Class I)	(844,207)
From net realized gain on investments (Class S)	(228,447)
From net realized gain on investments (Class I)	(469,233)

Total distributions to shareholders	(1,928,028)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	59,356,923

Net increase in net assets	62,183,921

NET ASSETS:

Beginning of year	500,000

End of period (including undistributed net investment income of $0)	$62,683,921

* Commencement of operations was December 31, 2013.

The accompanying notes are an integral part of the financial statements.

13

Equity Income Series

Financial Highlights - Class S*

FOR THE YEAR ENDED 12/31/14
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.29 [2]
Net realized and unrealized gain on investments	0.86

Total from investment operations	1.15

Less distributions to shareholders:
From net investment income	(0.23)
From net realized gain on investments	(0.14)

Total distributions to shareholders	(0.37)

Net asset value - End of year	$10.78

Net assets - End of year (000’s omitted)	$24,178

Total return[3]	11.63%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.95%
Net investment income	2.68%[2]
Portfolio turnover	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

0.33%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the year.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 2.07%.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

14

Equity Income Series

Financial Highlights - Class I*

FOR THE YEAR ENDED 12/31/14
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.30 [2]
Net realized and unrealized gain on investments	0.87

Total from investment operations	1.17

Less distributions to shareholders:
From net investment income	(0.25)
From net realized gain on investments	(0.14)

Total distributions to shareholders	(0.39)

Net asset value - End of year	$10.78

Net assets - End of year (000’s omitted)	$38,506

Total return[3]	11.79%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%
Net investment income	2.82%[2]
Portfolio turnover	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

0.30%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the year.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.24 and the net investment income ratio would have been 2.19%.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

15

Equity Income Series

Notes to Financial Statements

1.	Organization

Equity Income Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objectives are to provide current income and income growth, and it has a secondary goal of providing long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. On December 31, 2013, the Series issued 25,000 shares of Class S and 25,000 shares of Class I, valued at $250,000 and $250,000, respectively, to the Advisor, who was the sole investor in the Series as of that date. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Equity Income Series Class S common stock, and 100 million have been designated as Equity Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$6,718,225	$6,718,225	$—	$—
Consumer Staples	7,675,854	6,755,422	920,432	—
Energy	5,368,007	4,760,906	607,101	—
Financials	15,988,312	14,007,279	1,981,033	—
Health Care	3,106,561	1,225,560	1,881,001	—
Industrials	5,910,839	5,910,839	—	—
Information Technology	5,725,208	5,725,208	—	—
Materials	6,174,871	6,174,871	—	—
Utilities	1,658,918	1,658,918	—	—
Mutual funds	4,360,275	4,360,275	—	—

Total assets	62,687,070	57,297,503	5,389,567	—

Liabilities:
Other financial instruments*
Equity contracts	(16,290)	(16,290)	—	—

Total liabilities	(16,290)	(16,290)	—	—

Total	$62,670,780	$57,281,213	$5,389,567	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2014.

*Other financial instruments are exchange traded options (Level 1).

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

17

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding at December 31, 2014 is Pershing LLC, a BNY Mellon Company.

18

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held at December 31, 2014 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$16,290

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$16,417
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$2,850

The average month-end balances for the period of November 30, 2014 to December 31, 2014 of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	240
Average notional value of option contracts written	$1,872,500

Written Option Rollforward

Transactions in options written for the year ended December 31, 2014, were as follows:

	CALLS
	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—
Options written	480	$36,301
Options exercised	—	—
Options expired	—	—
Options closed	(240)	(17,161)

Outstanding options, end of year	240	$19,140

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At

19

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013 and the year ended December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.65% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at

20

Equity Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.75% of average daily net assets. Accordingly, the Advisor waived fees of $125,121 for the year ended December 31, 2014, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $78,092,595 and $21,468,522, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Equity Income Series were:

CLASS S*:	FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT
Sold	3,008,903	$31,008,333
Reinvested	58,238	603,342
Repurchased	(848,529)	(8,732,959)

Total	2,218,612	$22,878,716

CLASS I*:	FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT
Sold	4,040,328	$41,909,297
Reinvested	100,751	1,043,774
Repurchased	(593,883)	(6,474,864)

Total	3,547,196	$36,478,207

21

Equity Income Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

* Commencement of operations was December 31, 2013.

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At December 31, 2014, the Series invested in written options (equity risk).

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, qualified late-year losses, losses deferred due to wash sales and real estate investment trusts (REITS). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, $99,086 was reclassified within the capital accounts to Undistributed Net Investment Income from Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the year ended December 31, 2014 were as follows:

Ordinary income	$1,906,025
Long-term capital gains	22,003

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$59,754,503
Unrealized appreciation	4,419,090
Unrealized depreciation	(1,486,523)

Net unrealized appreciation	$2,932,567

Undistributed long-term gains	$39,049
Qualified late-year losses[1]	$146,963

22

Equity Income Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

1Late-year ordinary losses and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Series’ next taxable year. For the year ended December 31, 2014, the Series deferred to January 1, 2015 late year short-term ordinary losses of $146,963.

23

Equity Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

New York, New York

February 19, 2015

24

Equity Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,145,489 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $64,105 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2014.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 45.76%, or if different, the maximum allowable under tax law.

25

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

26

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

27

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Equity Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEIN-12/14-AR

Focused Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

The global economy remained on a slow growth path during the past year. Developed economies continued to support economic growth through accommodative monetary policy, and as the year progressed, central banks in areas such as Europe and Japan loosened policy further to combat persistent growth headwinds. Meanwhile, the U.S. economy slowed as it meandered through a very harsh winter, but recovered quickly during the spring and summer months. The Federal Reserve completed its third quantitative easing program, and market expectations for subsequent adjustment to domestic monetary policy during 2015 helped fuel a meaningful increase in the value of the dollar relative to other global currencies during the period. With the U.S. economy making positive strides, its equity markets generally performed strongly as well. Global markets were broadly weaker, although pockets of strength existed in certain emerging market countries where encouraging political developments and reform momentum helped lift investor sentiment. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

Sincerely,

Manning & Napier Advisors, LLC

1

Focused Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

The Russell Midcap® Value Index (Russell Midcap Value) returned robust absolute returns of 14.75% during 2014. The Focused Opportunities Series Class S also provided positive absolute returns of 8.86%, but trailed the benchmark on a relative basis.

The Series’ underperformance relative to the Russell Midcap Value benchmark during the year was driven by sector positioning. The Series’ overweight to Energy as compared to the benchmark challenged relative returns as Energy was the weakest performing area within the benchmark during the year and the only sector to experience negative absolute returns. A steep decline in global oil prices during the year’s second half exerted downward pressure across the sector. A lack of exposure to Utilities and stock selection in the Consumer Discretionary and Energy sectors also detracted from relative performance.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Consumer Staples, Materials, Health Care, and Information Technology. The Series’ substantial overweight to Consumer Discretionary relative to the benchmark also aided relative returns.

Regarding current portfolio positioning, the Series’ investments reflect an emphasis on businesses that we believe are underappreciated by the market. The largest absolute sector allocations are to Industrials, Consumer Discretionary, Financials, and Information Technology. We see a variety of companies trading at deep discounts to our estimate of fair value in these areas, and over time we expect catalysts to help unlock that value.

As conditions in some of the world’s most important economic regions appear to be at different stages in the economic cycle, we believe investors can expect the monetary policies of major central banks — which have remained highly accommodative across the board in the developed world for a period of years — to diverge at some point in the future. This could lead to new bouts of volatility in financial markets. Given the lack of extremes in the market today, we would view the resurgence of volatility as a buying opportunity, but being selective is critical. Shareholders should expect us to pursue areas where we see a compelling combination of attractive business fundamentals and long-term appreciation potential. As has been the case for more than 40 years, Manning & Napier remains committed to helping investors achieve their financial goals through an active, flexible approach to investment management.

Please see the next page for additional performance information as of December 31, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Focused Opportunities Series Class S shares is provided above. Performance for the Focused Opportunities Series Class I shares may be higher or lower based on the Class’ underlying expenses.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series may invest a portion of its assets in real estate investment trusts (REITs). Investments in real estate, including REITs, are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others.

2

Focused Opportunities Series

Performance Update as of December 31, 2014

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2014
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Focused Opportunities Series - Class S3	8.86%	8.86%
Manning & Napier Fund, Inc. - Focused Opportunities Series - Class I3	9.07%	9.07%
Russell Midcap Value Index[4]	14.75%	14.75%
Russell 2500 Value Index[5]	7.11%	7.11%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Focused Opportunities Series Class S from its inception2 (December 31, 2013) to present (December 31, 2014) to the Russell Midcap Value Index and the Russell 2500 Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Indices are calculated from December 31, 2013, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2014, this net expense ratio was 0.96% for Class S and 0.80% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.96% for Class S and 0.80% for Class I for the year ended December 31, 2014.

4The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

5The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

3

Focused Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/14	ENDING ACCOUNT VALUE 12/31/14	EXPENSES PAID DURING PERIOD* 7/1/14-12/31/14	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$992.40	$4.92	0.98%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.27	$4.99	0.98%
Class I
Actual	$1,000.00	$993.40	$3.92	0.78%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Focused Opportunities Series

Portfolio Composition as of December 31, 2014

(unaudited)

5

Focused Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.8%

Consumer Discretionary - 20.4%
Diversified Consumer Services - 4.4%
Apollo Education Group, Inc.*	395,830	$13,501,761

Hotels, Restaurants & Leisure - 2.0%
Darden Restaurants, Inc.	105,580	6,190,156

Household Durables - 2.8%
DR Horton, Inc.	116,130	2,936,928
PulteGroup, Inc.	142,940	3,067,492
Toll Brothers, Inc.*	74,030	2,537,008

		8,541,428

Media - 5.1%
Gannett Co., Inc.	183,100	5,846,383
Sinclair Broadcast Group, Inc. - Class A	158,280	4,330,541
Tribune Media Co. - Class A*	88,770	5,305,783

		15,482,707

Specialty Retail - 6.1%
American Eagle Outfitters, Inc.	669,200	9,288,496
Kingfisher plc (United Kingdom)[1]	1,748,890	9,244,892

		18,533,388

Total Consumer Discretionary		62,249,440

Consumer Staples - 3.3%
Food Products - 3.3%
Dean Foods Co.	522,830	10,132,445

Energy - 5.9%
Oil, Gas & Consumable Fuels - 5.9%
Cameco Corp. (Canada)	467,230	7,667,244
Cloud Peak Energy, Inc.*	667,710	6,129,578
Peabody Energy Corp.	532,580	4,122,169

Total Energy		17,918,991

Financials - 20.2%
Banks - 8.1%
Popular, Inc.*	448,500	15,271,425
Synovus Financial Corp.	337,802	9,151,056

		24,422,481

Consumer Finance - 3.4%
SLM Corp.*	1,018,970	10,383,304

Real Estate Investment Trusts (REITS) - 4.8%
CBL & Associates Properties, Inc.	306,400	5,950,288
Outfront Media, Inc.	324,217	8,701,984

		14,652,272

The accompanying notes are an integral part of the financial statements.

6

Focused Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development - 3.9%
Realogy Holdings Corp.*	267,160	$11,885,948

Total Financials		61,344,005

Health Care - 4.7%
Health Care Equipment & Supplies - 2.4%
Halyard Health, Inc.*	162,200	7,375,234

Health Care Providers & Services - 2.3%
Quest Diagnostics, Inc.	104,620	7,015,817

Total Health Care		14,391,051

Industrials - 20.8%
Airlines - 7.3%
Latam Airlines Group S.A. - ADR (Chile)*	584,130	6,997,877
Republic Airways Holdings, Inc.*	1,040,830	15,185,710

		22,183,587

Building Products - 3.0%
Masco Corp.	357,730	9,014,796

Machinery - 2.3%
Joy Global, Inc.	152,490	7,093,835

Road & Rail - 8.2%
Heartland Express, Inc.	219,870	5,938,689
Hertz Global Holdings, Inc.*	531,530	13,256,358
Swift Transportation Co.*	207,970	5,954,181

		25,149,228

Total Industrials		63,441,446

Information Technology - 17.3%
Communications Equipment - 9.1%
ARRIS Group, Inc.*	402,190	12,142,116
Juniper Networks, Inc.	420,710	9,390,247
Polycom, Inc.*	461,140	6,225,390

		27,757,753

IT Services - 8.2%
EVERTEC, Inc.	403,500	8,929,455
Sabre Corp.	347,950	7,052,948
VeriFone Systems, Inc.*	242,800	9,032,160

		25,014,563

Total Information Technology		52,772,316

The accompanying notes are an integral part of the financial statements.

7

Focused Opportunities Series

Investment Portfolio - December 31, 2014

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 3.2%
Metals & Mining - 3.2%
Stillwater Mining Co.*	657,842	$9,696,591

TOTAL COMMON STOCKS
(Identified Cost $281,685,666)		291,946,285

SHORT-TERM INVESTMENT - 4.0%
Dreyfus Cash Management, Inc. - Institutional Shares2, 0.03%,
(Identified Cost $12,102,711)	12,102,711	12,102,711

TOTAL INVESTMENTS - 99.8%
(Identified Cost $293,788,377)		304,048,996
OTHER ASSETS, LESS LIABILITIES - 0.2%		706,426

NET ASSETS - 100%		$304,755,422

ADR - American Depositary Receipt

*Non-income producing security.

1 A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2 Rate shown is the current yield as of December 31, 2014.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Focused Opportunities Series

Statement of Assets & Liabilities

December 31, 2014

ASSETS:

Investments, at value (identified cost $293,788,377) (Note 2)	$304,048,996
Receivable for securities sold	2,801,777
Dividends receivable	234,100
Receivable for fund shares sold	220,383
Foreign tax reclaims receivable	4,762
Prepaid expenses	1,135

TOTAL ASSETS	307,311,153

LIABILITIES:
Accrued management fees (Note 3)	188,405
Accrued shareholder services fees (Class S) (Note 3)	43,167
Accrued fund accounting and administration fees (Note 3)	15,153
Accrued transfer agent fees (Note 3)	4,491
Accrued Chief Compliance Officer service fees (Note 3)	407
Accrued Directors’ fees (Note 3)	335
Payable for securities purchased	2,115,107
Payable for fund shares repurchased	154,283
Other payables and accrued expenses	34,383

TOTAL LIABILITIES	2,555,731

TOTAL NET ASSETS	$304,755,422

NET ASSETS CONSIST OF:
Capital stock	$303,808
Additional paid-in-capital	293,460,115
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	730,880
Net unrealized appreciation on investments	10,260,619

TOTAL NET ASSETS	$304,755,422

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($244,388,432/ 24,360,584 shares)	$10.03

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($60,366,990/ 6,020,210 shares)	$10.03

The accompanying notes are an integral part of the financial statements.

9

Focused Opportunities Series

Statement of Operations

For the Year Ended December 31, 2014

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $150,290)	$4,633,436

EXPENSES:

Management fees (Note 3)	1,915,899
Shareholder services fees (Class S)(Note 3)	440,593
Fund accounting and administration fees (Note 3)	60,517
Transfer agent fees (Note 3)	18,567
Directors’ fees (Note 3)	5,277
Chief Compliance Officer service fees (Note 3)	2,433
Custodian fees	22,777
Miscellaneous	83,925

Total Expenses	2,549,988

NET INVESTMENT INCOME	2,083,448

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on-
Investments	21,279,317
Foreign currency and translation of other assets and liabilities	4,217

21,283,534

Net change in unrealized appreciation on investments	10,260,619

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	31,544,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,627,601

The accompanying notes are an integral part of the financial statements.

10

Focused Opportunities Series

Statement of Changes in Net Assets*

FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,083,448
Net realized gain (loss) on investments and foreign currency	21,283,534
Net change in unrealized appreciation (depreciation) on investments and foreign currency	10,260,619

Net increase from operations	33,627,601

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(1,727,793)
From net investment income (Class I)	(533,842)
From net realized gain on investments (Class S)	(16,346,540)
From net realized gain on investments (Class I)	(4,027,927)

Total distributions to shareholders	(22,636,102)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	293,263,923

Net increase in net assets	304,255,422

NET ASSETS:

Beginning of year	500,000

End of year (including undistributed net investment income of $ 0)	$304,755,422

* Commencement of operations was December 31, 2013.

The accompanying notes are an integral part of the financial statements.

11

Focused Opportunities Series

Financial Highlights - Class S*

FOR THE YEAR ENDED 12/31/14
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.00

Income from investment operations:
Net investment income[1]	0.08 [2]
Net realized and unrealized gain on investments	0.76

Total from investment operations	0.84

Less distributions to shareholders:
From net investment income	(0.08)
From net realized gain on investments	(0.73)

Total distributions to shareholders	(0.81)

Net asset value - End of year	$10.03

Net assets - End of year (000’s omitted)	$244,388

Total return[3]	8.86%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.96%
Net investment income	0.73%[2]
Portfolio turnover	75%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the year.

2Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.03 and the net investment income ratio would have been 0.27%.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

12

Focused Opportunities Series

Financial Highlights - Class I*

FOR THE YEAR ENDED 12/31/14
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.00

Income from investment operations:
Net investment income[1]	0.09 [2]
Net realized and unrealized gain on investments	0.77

Total from investment operations	0.86

Less distributions to shareholders:
From net investment income	(0.10)
From net realized gain on investments	(0.73)

Total distributions to shareholders	(0.83)

Net asset value - End of year	$10.03

Net assets - End of year (000’s omitted)	$60,367

Total return[3]	9.07%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.80%
Net investment income	0.90%[2]
Portfolio turnover	75%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the year.

2Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.43%.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

13

Focused Opportunities Series

Notes to Financial Statements

1.	Organization

Focused Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. On December 31, 2013, the Series issued 25,000 shares of Class S and 25,000 shares of Class I, valued at $250,000 and $250,000, respectively, to the Advisor, who was the sole investor in the Series as of that date. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2014, 10.6 billion shares have been designated in total among 42 series, of which 100 million have been designated as Focused Opportunities Series Class S common stock, and 100 million have been designated as Focused Opportunities Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

14

Focused Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2014 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$62,249,440	$53,004,548	$9,244,892	$—
Consumer Staples	10,132,445	10,132,445	—	—
Energy	17,918,991	17,918,991	—	—
Financials	61,344,005	61,344,005	—	—
Health Care	14,391,051	14,391,051	—	—
Industrials	63,441,446	63,441,446	—	—
Information Technology	52,772,316	52,772,316	—	—
Materials	9,696,591	9,696,591	—	—
Mutual fund	12,102,711	12,102,711	—	—

Total assets	$304,048,996	$294,804,104	$9,244,892	$—

There were no Level 3 securities held by the Series as of December 31, 2014.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

Focused Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2014, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013 and the year ended December 31, 2014. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend,

16

Focused Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.80% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2014. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement effective through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. The aforementioned agreement was modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses. Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2014, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $454,162,759 and $193,756,410, respectively. There were no purchases or sales of U.S. Government securities.

17

Focused Opportunities Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Focused Opportunities Series were:

CLASS S*:	FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT
Sold	24,938,373	$243,255,184
Reinvested	1,889,989	17,784,799
Repurchased	(2,492,778)	(26,102,926)

Total	24,335,584	$234,937,057

CLASS I*:	FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT
Sold	5,926,576	$58,130,793
Reinvested	476,683	4,485,588
Repurchased	(408,049)	(4,289,515)

Total	5,995,210	$58,326,866

* Commencement of operations was December 31, 2013.

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2014.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and redesignation of distributions paid. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2014, $178,187 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

18

Focused Opportunities Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid for the year ended December 31, 2014 was as follows:

Ordinary income	$22,636,102

At December 31, 2014, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$293,788,379
Unrealized appreciation	29,214,217
Unrealized depreciation	(18,953,600)

Net unrealized appreciation	$10,260,617

Capital loss carryforwards	$1,061,222
Undistributed ordinary income	$1,792,104

As of December 31, 2014, the Series had a net short-term capital loss carryforward of $1,061,222, which is subject to limitations under the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gains, if any.

19

Focused Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Focused Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Focused Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

New York, New York

February 19, 2015

20

Focused Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $2,781,240 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 6.25%, or if different, the maximum allowable under tax law.

21

Focused Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003.
Principal Occupation(s) During Past 5 Years:	Executive Vice President since 1993; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002 - 2010 - Manning & Napier Advisors, LLC; President, Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004 - 2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

22

Focused Opportunities Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	64
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	51
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	42

Other Directorships Held Outside Fund Complex:	N/A

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

23

Focused Opportunities Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	42
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

Focused Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNFOC-12/14-AR

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. Life Sciences Series, Small Cap Series, Technology Series, Real Estate Series, International Series, World Opportunities Series, Core Bond Series, Core Plus Bond Series, High Yield Bond Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Inflation Focus Equity Series, Emerging Markets Series, Global Fixed Income Series, Strategic Income Moderate Series, and Strategic Income Conservative Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2014 and 2013 were:

	2014	2013

Audit Fees (a)	497,710	484,950

Audit Related Fees (b)	0	10,700

Tax Fees (c)	126,590	112,035

All Other Fees (d)	0	0

	624,300	607,685

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2014 and 2013.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2014	2013

Audit Related Fees	1,944	1,944

Tax Fees	0	0

	1,944	1,944

The Audit Related fees for the years ended December 31, 2014 and 2013 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2014 and 2013.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2014 and 2013 were $126,590 and $112,035, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: February 24, 2015

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date: February 24, 2015